Filed with the Securities and Exchange Commission on April 20, 2026
REGISTRATION NO. 333-230983; 333-288855
INVESTMENT COMPANY ACT NO. 811-07325

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 22 (333-230983)
and
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
AMENDMENT NO. 221 (811-07325)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
POST-EFFECTIVE AMENDMENT NO. 9 (333-288855)

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(Exact Name of Registered Separate Account)

PRUCO LIFE INSURANCE COMPANY
(Name of Insurance Company)

213 WASHINGTON STREET
NEWARK, NEW JERSEY 07102-2992
(Address of Insurance Company’s principal executive offices)

(973) 802-7333
(Insurance Company’s telephone number, including Area Code)

CT CORPORATION SYSTEM
3800 NORTH CENTRAL AVENUE, SUITE 460
PHOENIX, ARIZONA 85012
(Name and address of agent for service)

COPIES TO:
Elizabeth L. Gioia
VICE PRESIDENT
PRUCO LIFE INSURANCE COMPANY
ONE CORPORATE DRIVE
SHELTON, CONNECTICUT 06484
(203) 402-1624

Approximate Date of Proposed Public Offering: Continuously on and after the effective date of this Registration Statement

It is proposed that this filing become effective: (check appropriate box)

□	immediately upon filing pursuant to paragraph (b) of Rule 485
⊠	on April 27, 2026 pursuant to paragraph (b) of Rule 485
□	60 days after filing pursuant to paragraph (a)(i) of Rule 485
□	on __________ pursuant to paragraph (a)(i) of Rule 485

If appropriate, check the following box:

□	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Check each box that appropriately characterizes the Registrant:

□	New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
□	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))
□

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

⊠	Insurance Company relying on Rule 12h-7 under the Exchange Act
□	Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

PRUCO LIFE INSURANCE COMPANY
Pruco Life Flexible Premium Variable Annuity Account
A Prudential Financial Company
751 Broad Street, Newark, NJ 07102-3777
PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY

Flexible Premium Deferred Annuity

Prospectus Dated: April 27, 2026
This prospectus describes the MyRock Advisor Variable Annuity, a flexible premium deferred annuity (“Contract” or “Annuity”), offered by Pruco Life Insurance Company (“Pruco Life,” “we,” “our,” “the Company”, or “us”). The Annuity provides for the potential accumulation of retirement savings through investment in the Contract’s investment options during the Savings Stage and retirement income through annuitization during the Payout Period. The Contract is intended for retirement or other long-term investment purposes.
This prospectus describes all the investment options, features, and benefits that we make available under the Annuity. The availability of investment options, features and benefits described in this prospectus may vary depending on the broker-dealer through which the Contract is sold (“financial intermediary variations”). We have identified all such financial intermediary variations that are known or reasonably available to us. See “Appendix D - Financial Intermediary Variations”. Financial intermediary variations may be imposed by some broker-dealers without our knowledge. For example, your Financial Professional may not recommend a particular investment option or benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. Taking into consideration the breadth of our distribution network, we are unable to obtain information about all financial intermediary variations without unreasonable effort or expense. You should discuss with your Financial Professional any limitations, restrictions, or other variations related to the investment options, benefits or other features available to you through your Financial Professional.
The types of investment options currently offered under the Annuity include variable investment options with underlying mutual funds (“Variable Options”) and Dollar Cost Averaging (“DCA”) Market Value Adjustment Options that offer a fixed rate of interest for a set period of time called a “Guarantee Period.” See “Appendix A” for additional information about each investment option.
The Annuity or its Investment Options and/or features may not be available in all states. See “Appendix B” for additional information about state variations.
The Annuity is available through third party financial professionals who charge an Advisory Fee for their services. This Advisory Fee is in addition to contract fees and expenses disclosed in this prospectus. If you elect to pay the Advisory Fee from your Account Value, this deduction may generally reduce the level of various optional benefit guarantees provided, may trigger a Market Value Adjustment (which could be positive or negative), and may be subject to federal and state income taxes, as well as a 10% additional tax.
We treat Advisory Fee payments as an expense of the Annuity and not a taxable distribution if (1) the Annuity is being used in conjunction with a “qualified” retirement plan or (2) a Non-qualified Annuity satisfies the requirements of Private Letter Ruling 201945005 (“PLR”) issued by the Internal Revenue Service (“IRS”) to Pruco Life, including the requirements that the Advisory Fees will not exceed 1.50% of the Annuity’s cash value and the Advisory Fees paid relate to investment advice and no other services. See the “Taxes” section for more information.
This prospectus sets forth information about the Annuity that you should know before investing. Please read this prospectus and keep it for future reference. The Annuity is a complex investment that involves risks, including potential loss of principal.
The Annuity is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals may reduce the level of various optional benefit guarantees and could result in taxes and tax penalties. In addition, premature withdrawals from a DCA Market Value Adjustment Option will result in a Market Value Adjustment. In extreme circumstances, the maximum potential loss resulting from a negative Market Value Adjustment is 100% of the amount invested in a DCA Market Value Adjustment Option.
The Company’s obligations under the Annuity are subject to its financial strength and claims-paying ability. In compliance with U.S. law, we deliver this prospectus to Annuity Owners that currently reside outside of the United States. In addition, we may not market or offer benefits, features, or enhancements to prospective or current Annuity Owners while outside of the United States.
These Annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, and are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency.
If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it (or such other period as may be required by applicable law) without paying fees or penalties, although we will apply the Market Value Adjustment. In some states, this cancellation period may be longer. Upon cancellation you will receive either a full refund of the amount you paid with your application or your total Account Value. You should review this prospectus, or consult with your financial professional, for additional information about the specific cancellation terms that apply.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Additional information about certain investment products, including variable annuities and market value adjusted annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.investor.gov.
FOR FURTHER INFORMATION CALL 1-888-PRU-2888 OR VISIT: WWW.PRUDENTIAL.COM/ANNUITIES
PMYROCKADVPROS

GLOSSARY OF TERMS

We set forth here definitions of some of the key terms used throughout this prospectus. In addition to the definitions here, we also define certain terms in the section of the prospectus that uses such terms.
Account Value: The total value of all allocations to the Variable Options and/or the DCA Market Value Adjustment Option on any Valuation Day. The Account Value is determined separately for each Variable Option and for each DCA Market Value Adjustment Option and then totaled to determine the Account Value for your entire Annuity. The Account Value of each DCA Market Value Adjustment Option will be calculated using a Market Value Adjustment factor, if applicable.
Adjusted Purchase Payments: Purchase Payments we receive less any fees, charges or Tax Charges we deduct prior to allocation to the Variable Option(s) you select.
Advisory Fee(s): The amount we allow to be taken from your Annuity to pay your investment advisor for advisory services in connection with the Annuity. Currently, we allow Advisory Fees of up to 1.50% of Account Value per calendar year. Advisory Fees reduce the Account Value by the amount of the fees.
Advisory Fees will not be considered taxable distributions from Annuities used in qualified plans, or from nonqualified Annuities when such fees are in compliance with the conditions of the Private Letter Ruling described in “Taxes - Non-qualified Annuities” later in this prospectus, including that the amount of such fees does not exceed 1.50% of the Account Value in a calendar year.
Advisory Fees have different effects on the optional benefit riders as described below:

●
For the purposes of the Defined Income Benefit, Advisory Fees will not be considered “Lifetime Withdrawals” and, accordingly, will not reduce the Guaranteed Income Amount or cause an Excess Withdrawal.

●
For the purposes of the Return of Adjusted Purchase Payments Death Benefit, Advisory Fees will not be considered a withdrawal from Account Value and, accordingly, Adjusted Purchase Payments will not be reduced as a result of Advisory Fees taken.

●
For purposes of the Dynamic Income Benefit, Advisory Fees will not reduce the Annual Income Amount in the year in which the Advisory Fees are taken. However, when Income Withdrawals are being taken under the benefit, Advisory Fees will reduce the Income Base by the ratio of the amount of the Advisory Fee to the Unadjusted Account Value immediately before the Advisory Fee is taken and thereby can reduce the Annual Income Amount in future years.

Annual Income Amount: The annual amount that can be withdrawn without being considered Excess Income under the Dynamic Income Benefit as determined for each Benefit Year. The Annual Income Amount will vary from year to year due to Account performance and can be lower in one Benefit Year than in the prior Benefit Year even if no Excess Income is taken.
Annuitant/Joint Annuitant: The natural person(s) upon whose life annuity payments are based.
Annuitization: The process by which you direct us to apply the Unadjusted Account Value to one of the available annuity options to begin making periodic payments.
Annuity Date: The date on which we apply your Unadjusted Account Value to the applicable annuity option and begin the payout period. As discussed in the “Annuity Period” section, there is an age by which you must begin receiving annuity payments, which we call the “Latest Annuity Date.”
Annuity Year: The first Annuity Year begins on the Issue Date and continues through and includes the day immediately preceding the first anniversary of the Issue Date. Subsequent Annuity Years begin on the anniversary of the Issue Date and continue through and include the day immediately preceding the next anniversary of the Issue Date.
Application Sign Date: The date that you sign your application. For applications transmitted through electronic order entry, the Application Sign Date is the e-signature date. In the absence of an e-signature, the Application Sign Date would default to the initial submission date prior to a wet signature, and the wet signature would not be used to determine the Application Sign Date. Please speak to your Financial Professional regarding exceptions that may apply.
Beneficiary(ies): The natural person(s) or entity(ies) designated as the recipient(s) of the Death Benefit or to whom any remaining period certain payments may be paid in accordance with the annuity payout options section of this Annuity.
Beneficiary Annuity: You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, subject to the requirements discussed in this prospectus. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and continue receiving the distributions that are required by the tax laws. This transfer option is only available for purchase of an IRA, Roth IRA, or a Non-qualified Beneficiary Annuity.
Benefit Effective Date: The date on which an optional living or death benefit is issued for your Annuity. Your Annuity may have more than one Benefit Effective Date if your Annuity has an optional living benefit and an optional death benefit. If you elect an optional benefit more than once, each election has a Benefit Effective Date and only the Benefit Effective Date for a benefit then in effect is applicable.
Benefit Payments: Under the Dynamic Income Benefit, the fixed amount payable each year until the death of the Designated Life or surviving Spousal Designated Life after the Account Value is reduced to zero.

Benefit Year: The first Benefit Year begins on the Benefit Effective Date of the Defined Income Benefit or the Dynamic Income Benefit and continues through and includes the day immediately preceding the first anniversary of the Benefit Effective Date. Subsequent Benefit Years begin on the anniversary of the Benefit Effective Date and continue through and include the day immediately preceding the next anniversary of the Benefit Effective Date. For tax qualified contracts with the Defined Income Benefit or the Dynamic Income Benefit, once the first Lifetime Withdrawal or Income Withdrawal, as applicable, has been taken, the next Benefit Year will begin on the first Valuation Day of the following calendar year. Each subsequent Benefit Year will then correspond to the calendar year. For Non-qualified contracts with the Defined Income Benefit, once the first Lifetime Withdrawal or Income Withdrawal, as applicable, has been taken, the next Benefit Year begins on the date the next Annuity Year begins. Each subsequent Benefit Year will then correspond to the Annuity Year.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Contingent Annuitant: The natural person named to become the Annuitant upon the death of Annuitant prior to the Annuity Date. A Contingent Annuitant may be named only in limited circumstances involving an Annuity issued to a Custodial Account or to a tax-qualified retirement plan.
Custodial Account: A trust or Custodial Account that qualifies as an individual retirement account as defined in Section 408(a) of the Code, including a Roth IRA that satisfies the definitions in Sections 408(a) and 408A of the Code.
Dollar Cost Averaging (“DCA”) Market Value Adjustment Option: An Investment Option that offers a fixed rate of interest for a specified period. The DCA Market Value Adjustment Option is used only with our 6 or 12 Month Dollar Cost Averaging Program, under which the Purchase Payments that you have allocated to that DCA Market Value Adjustment Option are transferred to the designated Variable Options over a 6 month or 12 month period. Withdrawals or transfers from the DCA Market Value Adjustment Option will be subject to a Market Value Adjustment if made other than pursuant to the 6 or 12 Month DCA Program.
Due Proof of Death: Due Proof of Death is satisfied when we receive all of the following in Good Order: (a) a death certificate or similar documentation acceptable to us; (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds (representations may include, but are not limited to, trust or estate paperwork (if needed); consent forms (if applicable); and claims forms from at least one Beneficiary); and (c) any applicable election of the method of payment of the death benefit, if not previously elected by the Owner, by at least one Beneficiary.
Excess Income-Defined Income Benefit: All or any portion of an Income Withdrawal that causes cumulative withdrawals to exceed the Guaranteed Income Amount in any Benefit Year. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount for future years.
Excess Income-Dynamic Income Benefit: All or any portion of an Income Withdrawal under the Dynamic Income Benefit that causes cumulative withdrawals to exceed the Annual Income Amount for a Benefit Year and any unused Annual Income Amount from prior Benefit Years that was not already withdrawn. Each withdrawal of Excess Income proportionally reduces the Income Base and, indirectly, can reduce the Annual Income Amount for future years.
Free Look: The right to examine your Annuity, during a limited period of time, to decide if you want to keep it or cancel it. The length of this time period, and the amount of refund, depends on applicable law and thus may vary by state. In addition, there is a different Free Look period that applies if your Annuity is held within an IRA or if your Annuity was sold to you as a replacement of a life insurance policy or another annuity contract. In your Annuity contract, your Free Look right is referred to as your “Right to Cancel.”
Fund Access Charge: A charge we impose on Account Value invested in certain Variable Options associated with funds that do not provide us with adequate revenue. This fee is assessed daily as part of the daily Unit Value calculation. See “Charges and Adjustments” for further details.
Guaranteed Income Amount (GIA): If the Defined Income Benefit is in effect for your Annuity, this is the amount of annual income you are eligible to receive for life under the Guaranteed Income Amount Option described in the section of this prospectus entitled “Defined Income Benefit.” The initial GIA is determined by multiplying the applicable Income Percentage by the Account Value on the Benefit Issue Date. The GIA is redetermined each time a Purchase Payment is allocated to the Annuity and following each Non-Lifetime withdrawal and each withdrawal of Excess Income.
Guarantee Period: The period of time during which we credit a fixed rate of interest to the DCA Market Value Adjustment Option.
Good Order: Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it is received at our Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and complies with all relevant laws and regulations; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates as we may require. We will notify you if an instruction is not in Good Order.
Income Base: The amount that, along with the Income Percentage, is used to determine the Annual Income Amount under the Dynamic Income Benefit. The Income Base is not a value available for withdrawal.
Income Deferral Rate: The annual percentage that is added as a daily amount to the Initial Income Percentage under the Dynamic Income Benefit until the first Income Withdrawal is taken. The accrued amount of Income Deferral Rate plus the Initial Income Percentage is the Income Percentage used to determine the Annual Income Amount.

Income Growth Rate: The rate of return, based on a simple interest calculation, credited to your Guaranteed Income Amount under the optional Defined Income Benefit until your first Lifetime Withdrawal. The Income Growth Rate for Purchase Payments made on the effective date of the Defined Income Benefit is the rate shown in the Schedule Supplement for the benefit in effect on that date. A different Income Growth Rate may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted by our rules.
Income Percentage-Defined Income Benefit: The percentage applied under the optional Defined Income Benefit to determine the Guaranteed Income Amount associated with each Purchase Payment when it is allocated to the Annuity. The percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, as applicable, on the date each Purchase Payment is allocated to the Annuity. The Income Percentage for Purchase Payments made on the effective date of the Defined Income Benefit is the applicable percentage shown in the Schedule Supplement for the benefit in effect on that date. A different Income Percentage may apply to subsequent Purchase Payments or when the Defined Income Benefit is terminated and then is reelected on a different date if permitted.
Income Percentage-Dynamic Income Benefit: The percentage applied under the optional Dynamic Income Benefit to determine the Annual Income Amount. The Income Percentage is comprised of the Initial Income Percentage(s) plus any accrued Income Deferral Rate.
Income Withdrawals: The amounts allowed to be withdrawn under the Dynamic Income Benefit each Benefit Year without being considered Excess Income.
Initial Income Percentage: Under the Dynamic Income Benefit, a percentage assigned to the Account Value on the Benefit Effective Date and then assigned to any additional Purchase Payment after the Benefit Effective Date. The percentage is based on the attained age of the Designated Life, or the younger of the Spousal Designated Lives, as applicable, on the Benefit Effective Date on the date each Purchase Payment is allocated to the Annuity. The Initial Income Percentage for Purchase Payments made on the effective date of the Dynamic Income Benefit is the applicable percentage shown in the Schedule Supplement for the benefit in effect on that date. A different Initial Income Percentage may apply to subsequent Purchase Payments or when the Dynamic Income Benefit is terminated and then is reelected on a different date, if allowed.
Investment Option: A Variable Option or DCA Market Value Adjustment Option available as of any given time to which Account Value may be allocated.
Issue Date: The effective date of your Annuity.
Key Life: Under the Beneficiary Annuity, the person whose life expectancy is used to determine the required distributions.
Lifetime Withdrawals: Amounts withdrawn under the Defined Income Benefit that provide the Guaranteed Income Amount each year until the death of the Designated Life or the last death of the Spousal Designated Lives, as applicable, regardless of the performance of your Account Value subject to our rules regarding the timing and amount of withdrawals. Once you have taken your first Lifetime Withdrawal from the Annuity, all further withdrawals are deemed to be Lifetime Withdrawals.
Net Purchase Payments: The sum of your Purchase Payments less any withdrawals or other distributions, including Required Minimum Distributions from the Annuity since the Issue Date.
Non-Lifetime Withdrawal: A withdrawal from your Annuity that you designate as a Non-Lifetime Withdrawal.
Market Value Adjustment: A positive or negative adjustment used to determine the Account Value in a DCA Market Value Adjustment Option.
Maturity Date: With respect to the DCA Market Value Adjustment Option, the last day in a Guarantee Period.
Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or individual named as having ownership rights in relation to the Annuity.
Payout Period: The period starting on the Annuity Date and during which annuity payments are made.
Permitted Variable Options: The Variable Options, as determined by us, to which you can allocate amounts if you elect an optional living benefit.
Portfolio: An underlying mutual fund in which a Variable Option of the Registered Separate Account invests.
Prudential Defined Income Benefit: This optional living benefit is no longer available for election. The Defined Income Benefit provides a guaranteed amount of income as described in the section of this prospectus entitled “Prudential Defined Income Benefit.”
Prudential Dynamic Income Benefit: An optional living benefit available for this Annuity for an additional charge. The Dynamic Income Benefit can provide a variable amount of income based on a predetermined withdrawal rate as described in the section of this prospectus entitled “Prudential Dynamic Income Benefit.”
Purchase Payment: A cash consideration (a “premium”) in currency of the United States of America given to us in exchange for the rights, privileges, and benefits of the Annuity.
Registered Separate Account: Pruco Life Flexible Premium Variable Annuity Account, which holds the assets supporting the Variable Options. Assets held in the Registered Separate Account are kept separate from all of our other assets and may not be charged with liabilities arising out of any other business we may conduct. The Registered Separate Account may be referred to in this prospectus and the Annuity as the “Separate Account”.

Return of Adjusted Purchase Payments Death Benefit: An optional benefit that, for an additional charge, replaces the basic death benefit provided by the Annuity.
Required Minimum Distribution: The annual distribution that must be taken from an IRA, other than a Roth IRA, or a qualified plan during the life of the Owner. The Required Minimum Distribution will be computed based on Internal Revenue Code requirements (including Internal Revenue Service guidance).
Savings Stage: The period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date.
Service Center: The place to which all requests and payments regarding the Annuity are to be sent. We may change the address of the Service Center at any time and will notify you in advance of any such change of address. Please see “How to Contact Us” in this prospectus for the Service Center address.
Surrender Value: Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Account Management Fee.
Unadjusted Account Value: The Unadjusted Account Value is equal to the Account Value prior to the application of any Market Value Adjustment.
Unit: A share of participation in a Variable Option used to calculate your Unadjusted Account Value prior to the Annuity Date.
Unit Value: Each Variable Option has a separate value for its Units (this is analogous to, but not the same as, the share price of a mutual fund).
Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued, not including any day: (1) trading on the NYSE is restricted; (2) an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or (3) the SEC, by order, permits the suspension or postponement for the protection of security holders.
Variable Option: A division of the Registered Separate Account. The Variable Option also may be referred to in this prospectus and the Annuity as a Variable Sub-account or Sub-account.
we, us, our, the Company: Pruco Life Insurance Company.
you, your: The Owner(s) shown in the Contract.

OVERVIEW OF THE CONTRACT

Purpose of the Contract
The Annuity is a long-term investment designed for long-term retirement purposes because it allows you to accumulate retirement savings and also offers annuity payment options when you are ready to begin receiving income. This Annuity is a “flexible premium deferred annuity.” It is called “flexible premium” because you have considerable flexibility in the timing and amount of premium payments. Generally, investors “defer” receiving annuity payments until after the Savings Stage (described below). This Annuity may be appropriate for investors accumulating retirement savings on a tax deferred basis and would seek guaranteed income through an annuity payment option.
Phases of the Contract
The Annuity features two distinct phases - the Savings Stage and the payout period. During the Savings Stage, the Annuity allows you to invest your money in several variable Investment Options as well as the DCA Market Value Adjustment Option. See “Investment Options” below. During the payout period (after Annuitization), you can elect to receive annuity payments (1) for life with a guaranteed minimum number of payments or (2) based on joint lives. We currently make annuity payments available on a fixed basis. After Annuitization, the Death Benefits and optional benefits described in this prospectus will no longer apply. We reserve the right to make available other annuity options. See the “Annuity Period” section of this prospectus.
Investment Options
Variable Options: The Variable Options we make available each invest in an underlying Portfolio whose share price generally fluctuates each day. The Variable Options do not provide any level of protection against negative returns. You are at risk of losing principal and any earnings if you allocate funds to a Portfolio.
DCA Market Value Adjustment Options: The DCA Market Value Adjustment Options provide a fixed rate of return for a set period of time called a “Guarantee Period.” An investment in the DCA Market Value Adjustment Options may be appropriate for investors who seek a fixed rate of return on either all or a portion of their Account Value and do not need access to their money before the end of the Guarantee Period.
If you withdraw or transfer assets from A DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment. You could lose a significant amount of money due to application of a Market Value Adjustment if you withdraw or transfer assets from a DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under the Dynamic Income Benefit), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), and (v) the deduction of fees (including Advisory Fees).
Additional information about the DCA Market Value Adjustment Options and the Portfolios is provided in Appendix A to the prospectus.
Contract Features
Advisory Fees: Currently, we permit you to deduct Advisory Fees directly from your Account Value in order to pay third party financial professionals. The Advisory Fee is in addition to Contract fees and expenses disclosed in this prospectus. If you elect to pay the Advisory Fee from your Account Value, this deduction may generally reduce the level of various benefit guarantees provided, may trigger a Market Value Adjustment (which may be positive or negative), and may be subject to federal and state income taxes and a 10% additional tax.
Death Benefits: The Annuity offers a Basic Death Benefit that returns your Account Value if you die. It also offered optional Death Benefits that provide enhanced levels of protection for your Beneficiary(ies) for an additional charge.
Income Benefits: We currently offer the Prudential Dynamic Income Benefit, an optional benefit that for an additional fee generally provides an income payment that will increase and decrease based on performance of the variable Investment Options to which your Account Value is allocated. While your Account Value is greater than zero, it can be allocated to any of the Investment Options available in the Annuity. This benefit may be more appropriate for an investor seeking to increase income through the performance of the Investment Options but able to accept decreased income amounts when Investment Option performance declines.
We previously offered the Prudential Defined Income Benefit, an optional benefit that for an additional fee generally provides a fixed dollar income payment and restricts allocation of Account Value. For more information please see Appendix A. This benefit may be more appropriate for an investor seeking guaranteed income at a predetermined level. This benefit is no longer available for sale or election.
Withdrawals: You can withdraw a limited amount of money from your Annuity on an annual basis without any charges.

KEY INFORMATION

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Market Value Adjustments. If you withdraw or transfer assets from a DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a DCA Market Value Adjustment Option as a result of a negative Market Value Adjustment. For example, if you allocate $100,000 to a DCA Market Value Adjustment Option with a 12 month Guarantee Period and later withdraw the entire amount before the 12 months have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay taxes and tax penalties. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under the Dynamic Income Benefit), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), and (v) the deduction of fees (including Advisory Fees).
For more information on Market Value Adjustments, please refer to the “Charges and Adjustments” section of this prospectus.

Are There Transaction Charges?
Yes.
In addition to Market Value Adjustments, charges may be applied to transfers (if more than 20 in a Contract Year), to requests for duplicate reports, or if state or local premium taxes are assessed.
For more information on transaction charges, please refer to the “Charges and Adjustments” section of this prospectus.

Important Information You Should Consider About the Contract
Fees, Expenses, and Adjustments
Are There Ongoing Fees and Expenses?
Yes.
The table below describes the fees and expenses that you may pay each year, depending on the Investment Options and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected. The fees and expenses disclosed below do not reflect any Advisory Fees paid to third party financial professionals from your Account Value or other assets. If such Advisory Fees were reflected, the fees and expenses disclosed below would be higher.

	Annual Fee	Minimum	Maximum
	Base Contract Fees	0.250%*	0.416%*
	Portfolio Company fees and expenses[1]	0.09%	1.01%
	Optional benefits available for an additional charge (for a single optional benefit, if elected)	0.09%[2]	1.01%[3]
* Charge based on a percentage of the net assets allocated to the Variable Options.
1. Charge based on a percentage of net assets allocated to the Variable Options. We assess a Fund Access Charge on Account Value invested in certain Variable Options. The maximum Fund Access Charge associated with each Variable Option is included when determining the minimum and maximum Portfolio fees and expenses in the table. Please refer to the “Charges and Adjustments” section and “Appendix A” for further information.
2. Charge based on a percentage of the net assets allocated to the Variable Options. This charge is the current charge for the Return of Adjusted Purchase Payments Death Benefit, the least expensive optional benefit with an additional charge.
3. Charge based on a percentage of the net assets allocated to the Variable Options. This charge is the current charge for the Prudential Defined Income Benefit, the most expensive optional benefit with an additional charge.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add negative Market Value Adjustments that substantially increase costs.

	Lowest Annual Cost $707	Highest Annual Cost $3,190
Assumes:
  Investment of $100,000
  5% annual appreciation
  Least expensive Portfolio fees and expenses
  No optional benefits
  No sales charges or Advisory Fees
  No subsequent Purchase Payments, transfers or withdrawals

Assumes:
  Investment of $100,000
  5% annual appreciation
  Most expensive combination of optional benefits and Portfolio fees and expenses
  No sales charges or Advisory Fees
  No subsequent Purchase Payments, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the “Fee Table” and “Charges and Adjustments” sections of this prospectus.

Risks
Is There a Risk of Loss from Poor Performance?
Yes.
You can lose money by investing in the Contract.
For more information on the risk of loss from poor performance, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

Is this a Short-Term Investment?
No.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Because of the long-term nature of the Contract, you should consider whether the Contract is consistent with your financial situation and objectives.
Withdrawals may generally reduce the level of various optional benefit guarantees provided and may be subject to federal and state income taxes, as well as a 10% additional tax. If you withdraw or transfer assets from the DCA Market Value Adjustment Options more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested.
If you choose to pay Advisory Fees from your Account Value, this deduction will be treated as a withdrawal. This will reduce your Account Value, death benefit, and the value of optional benefit guarantees, perhaps significantly, and this reduction may be greater than the amount withdrawn. In addition, if Advisory Fees are deducted from the DCA Market Value Adjustment Options more than 30 days prior to the end of the Guarantee Period, this deduction will be subject to the Market Value Adjustment (which may be positive or negative) as described above. The deduction of Advisory Fees may also be subject to federal and state income taxes, as well as a 10% additional tax. You may be able to pay your advisory fees from a separate source. Please consult your personal tax advisor as this may result in negative tax consequences.
For more information on the short-term investment risks, please refer to the “Principal of Risks of Investing in the Contract” section of this prospectus.

What are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Investment Options you select. Each of the Investment Options available under the Contract, including the Variable Options and the DCA Market Value Adjustment Options, has its own unique risks. You should review the Investment Options before making an investment decision. The DCA Market Value Adjustment Options may be subject to a Market Value Adjustment, which can be negative, causing you to lose money.
For more information on the risks associated with Investment Options, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus.

What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under any DCA Market Value Adjustment Option), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request. Such requests can be made toll free at 1-888-PRU-2888.
For more information on insurance company risks, please refer to the “Principal Risks of Investing in the Contract” section of this prospectus

Restrictions
Are There Restrictions on the Investment Options?
Yes.
There are restrictions that may limit the investment options that you may choose, and there are limitations on the transfer of Account Value among investment options.
  You may make twenty (20) free transfers between Investment Options each Contract Year. After the twentieth transfer in each Contract Year, we will charge $10 for each additional transfer.
  You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program.
  If you select an optional benefit, your selection of Investment Options may be limited.
  The 6 or 12 Month DCA Program is not available with the Defined Income Benefit or in the States of Illinois, Iowa and Oregon.
  You may not have a 6 Month DCA Program running simultaneously with a 12 Month Program.
We reserve the right to
  Remove or substitute Portfolios as Investment Options or to close Variable Options to subsequent Purchase Payments on existing Annuities or Annuities purchased on or after specified dates;
  Impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf. Limit the number of transfers you may make or to impose a minimum transfer amount; and
  Limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities.
Certain Investment Options may not be available through certain financial intermediaries. See Appendix D, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
For more information on investment and transfer restrictions, please refer to the “Charges and Adjustments” section, “Appendix A,” the “Restrictions on Transfers Between Investment Options” section, the “Principal Risks of Investing in the Contract” section, the “General Description of Contracts” section, and the “Financial Professional Permission to Forward Transaction Instructions” section of this prospectus.

Are There any Restrictions on Contract Benefits?
Yes.
There are restrictions and limitations relating to benefits offered under the Contract. Except as otherwise provided, Contract benefits may not be modified or terminated by the Company.
  You may be able to obtain optional benefits, which may require additional charges. If you elect to purchase one or more optional benefits, we will deduct an additional charge on a daily or quarterly basis from your Account Value allocated to the Variable Options. The charge for each optional benefit is deducted in addition to the insurance charge due to the increased insurance risk associated with the optional benefits.
  The availability of Contract benefits may vary depending on the investment advisor or broker-dealer through which the Contract is sold. See “Appendix D - Financial Intermediary Variations.”
  Any withdrawals, including third party Advisory Fees paid from your Account Value, that exceed limits specified by the terms of an optional benefit may affect the availability of the benefit by reducing the benefit by an amount greater than the value withdrawn, and/or could terminate the benefit.
  If you elect to pay third party Advisory Fees from your Account Value, then such fee deductions will be treated as a withdrawal, may trigger a Market Value Adjustment (which may be positive or negative), and may reduce the level of the Minimum Death Benefit guarantees provided. Such withdrawals may also be subject to ordinary income tax, and may be subject to a 10% additional tax.
Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix D, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
For more information on optional benefits under the Contract, please refer to the “Benefits Available Under the Contract” section of this prospectus. For more information on the option to pay third party Advisory Fees from Account Value, please refer to the “Principal Risks of Investing in the Contract” and the “Taxes” sections of this prospectus.

Taxes
What Are the Contract’s Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. There is no additional tax benefit if you purchase the Contract through a tax-qualified plan or individual retirement account (IRA). Withdrawals, including third party Advisory Fees paid from your Account Value, will be subject to ordinary income tax, and may be subject to a 10% additional tax for distributions taken prior to age 59½.
For more information on tax implications, please refer to the “Taxes” section of this prospectus.

Conflicts of Interest
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling the Contract to investors and may have a financial incentive to offer or recommend the Contract over another investment. This compensation is paid in the form of commissions, revenue sharing, and other compensation programs based on your investments in the Contract. Please note that third party financial professionals who charge an Advisory Fee for their services are not paid additional commission amounts.
For more information on investment professional compensation, please refer to the Statement of Additional Information.

Should I Exchange My Contract?
Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing Contract, that it is preferable to purchase the new contract, rather than continue to own your existing contract.
For more information on exchanges, please refer to the Statement of Additional Information.

FEE TABLE

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning and surrendering or making withdrawals from an Investment Option or from the Annuity.
These fees and expenses do not reflect any Advisory Fees paid to third party financial professionals from your Account Value. If Advisory Fees were reflected, your fees would be higher. Please refer to your Annuity specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, transfer Account Value between Investment Options, or request duplicate reports. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the “Charges and Adjustments” section.

TRANSACTION EXPENSES	Maximum
Sales Charge Imposed on Purchases	None
Transfer Fee[1]	$10
Additional Copies of Reports[2]	$50
1.	You may make twenty (20) free transfers between Investment Options each Annuity Year. After the twentieth transfer in each Annuity Year, we will charge $10 for each additional transfer.
2.	We do not currently assess this fee. However, we reserve the right to charge up to $50 for each additional report (i.e., confirmation statement or quarterly statement) you request.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Account Value is removed from a DCA Market Value Adjustment Option before the expiration of a specified period.

Adjustments
Market Value Adjustment Maximum Potential Loss (as a percentage of Unadjusted Account Value in the DCA Market Value Adjustment Option)[1]	100%
1.	The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under the Dynamic Income Benefit), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), and (v) the deduction of fees (including Advisory Fees).
The next table describes the current and maximum fees and expenses that you will pay each year during the time that you own the Annuity (not including Portfolio fees and expenses). Your current fees and expenses may be less than the maximum.
If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

Annual Annuity Expenses	Current	Maximum
Administrative Expenses[1] (assessed annually on the Annuity’s anniversary date or upon surrender)	Lesser of $50 or 2% of Unadjusted Account Value	Lesser of $50 or 2% of Unadjusted Account Value
Base Contract Expenses2,[3] (based on the average daily net assets of the Variable Options)	0.40%[3]	0.40%
Fund Access Charge[4] (as a percentage of the net assets of the Variable Options)	0.35%	0.70%
Optional Benefit Fees and Charges
Prudential Defined Income Benefit5,[6]	0.80%	1.50%
Prudential Dynamic Income Benefit5,[7]	0.40%	1.00%
Return of Adjusted Purchase Payments Death Benefit[5]	0.10%	0.10%
1.	The Administrative Expense is waived if the sum of the Purchase Payments at the time the fee is due is equal to or greater than $100,000. Administrative Expense is referred to as “Annual Maintenance Fee” or “Annual Account Management Fee” elsewhere in this Prospectus.
2.	Any transactions that impact Net Purchase Payments and cause a change in the applicable Base Contract Expense level will cause that change in level on the Valuation Day on which the transactions occur.
3.	For Net Purchase Payments equal to or greater than $1,000,000 the base contract expense will be 0.25%.
4.	We assess an additional charge (Fund Access Charge) for allocations to certain Variable Options available when you do not have the Defined Income Benefit in effect for your Annuity.
5.	See “Benefits Available Under the Contract” for information regarding our right to increase the charge after the 3rd anniversary of the Benefit Effective Date.

6.	Charge assessed as a percentage of the net assets of the Variable Options. The Defined Income Benefit is no longer available for sale or re-election.
7.	Since the charge for the Prudential Dynamic Income Benefit is assessed against Unadjusted Account Value, to determine the maximum and current total annualized charge for purposes of this table, we assume that the Account Value is equal to the daily net assets of the Variable Options. Account Value could be different from the daily net assets of the Variable Options if you have amounts allocated to the DCA Market Value Adjustment.
The next item shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Annuity. Expenses shown may change over time and may be higher or lower in the future. These amounts also include applicable Fund Access Charges if you choose to invest in certain Portfolios. A complete list of Portfolios available under the Annuity, including their annual expenses, may be found at Appendix A of this prospectus.

Annual Portfolio Expenses
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	Minimum	Maximum
	0.29%	1.13%
Example
These examples are intended to help you compare the cost of investing in the Variable Options with the cost of investing in other annuity contracts that offer variable options. These costs include Transaction Expenses, Annual Annuity Expenses, and Annual Portfolio Expenses including applicable Fund Access Charges. The costs described below do not reflect any Advisory Fees paid to third party financial professionals from your Account Value or other assets. If such charges were reflected, the costs described below would be higher. In addition, if you choose to withdraw Advisory Fees from your contract, a Market Value Adjustment (which may be positive or negative) may apply and there may be state and federal tax implications, including a 10% additional tax for withdrawals before age 59½.
The Example assumes all Account Value is allocate to the Variable Options. The Example does not reflect the Market Value Adjustment. Your costs could differ from those shown below if you invest in the DCA Market Value Adjustment Options.
The Example assumes that you invest $100,000 in the Variable Options for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Portfolio Company Expenses and optional benefits available for an additional charge. The example assumes a contract with the Defined Income Benefit and Return of Adjusted Purchase Payments Death Benefit. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

DEFINED INCOME BENEFIT AND RETURN OF ADJUSTED PURCHASE PAYMENTS DEATH BENEFIT
	Assuming maximum fees and expenses of any of the portfolios available with the benefit				Assuming minimum fees and expenses of any of the portfolios available with the benefit
	1 Yr	3 Yrs	5 Yrs	10 Yrs	1 Yr	3 Yrs	5 Yrs	10 Yrs
If you surrender your Contract at the end of the applicable time period:	$3,190	$9,738	$16,515	$34,515	$2,345	$7,220	$12,352	$26,396
If you annuitize your Contract at the end of the applicable time period:	$3,190	$9,738	$16,515	$34,515	$2,345	$7,220	$12,352	$26,396
If you do not surrender or annuitize your Contract at the end of the applicable time period:	$3,190	$9,738	$16,515	$34,515	$2,345	$7,220	$12,352	$26,396
Your ability to annuitize in the first 3 Annuity Years may be limited based on the state in which your Annuity is issued. See “Annuity Period” for information about when you may annuitize.

PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The risks identified below are the principal risks of investing in the Annuity. The Annuity may be subject to additional risks other than those identified and described in this prospectus.
Risk of Loss
You could lose money by investing in the Annuity, including your principal investment. An investment in the Annuity is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Risks Associated with Variable Investment Options
You take all the investment risk for amounts allocated to one or more of the Variable Options, which invest in Portfolios. If the Variable Options you select increase in value, then your Account Value goes up; if they decrease in value, your Account Value goes down. How much your Account Value goes up or down depends on the performance of the Portfolios in which your Variable Options invest. We do not guarantee the investment results of any Portfolio. An investment in the Annuity is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the selected Portfolio(s), each of which has its own unique risks. You should review the Portfolios before making an investment decision. We reserve the right to add, eliminate, substitute or combine Variable Options as Investment Options available under the Annuity or to close Variable Options to subsequent Purchase Payments on existing Annuities or for Annuities purchased on or after specified dates.
Risks Associated with the DCA Market Value Adjustment Options
We determine the interest rates credited to the DCA Market Value Adjustment Options in our sole discretion, subject to guaranteed minimums, and we may change the rates for new Guarantee Periods at any time. Any change in interest rates do not affect the Guarantee Periods that began before the date of the change. There is a risk that the interest rates for new Guarantee Periods will be lower than the rates that were previously in effect. In addition, if you withdraw or transfer assets from a DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a DCA Market Value Adjustment Option as a result of a negative Market Value Adjustment. Generally, if yields are higher at the time of Market Value Adjustment application than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be negative.
Early Withdrawal Risk
The Annuity is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Annuity is designed to provide benefits on a long-term basis. Because of the long-term nature of the Annuity, you should consider whether the Annuity is consistent with your financial situation and objectives. Withdrawals under the Annuity, including partial withdrawals and a full surrender, may be subject to negative Market Value Adjustments and negative tax consequences. If you have elected certain Optional Benefits, a withdrawal may reduce the amount of your Benefit on more than a dollar for dollar basis. While the Annuity provides a Death Benefit, the amount of that benefit is subject to investment gains and losses and is reduced for any withdrawals you take, including Advisory Fee deductions.
Risks Associated with Third Party Advisory Fees
Currently, we permit you to deduct Advisory Fees directly from your Account Value in order to pay third party financial professionals. This Advisory Fee is in addition to fees and expenses disclosed in this prospectus. If you elect to pay the Advisory Fee from your Account Value, this deduction may generally reduce the level of various benefit guarantees provided, may trigger a Market Value Adjustment (which may be positive or negative), and may be subject to federal and state income taxes and a 10% additional tax.
Insurance Company Risk
No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under the Annuity, including amounts allocated to the DCA Market Value Adjustment Options, which are supported by our general account and are subject to our claims-paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent, and other ordinary business expenses. You should look to the financial strength of Pruco Life for its claims-paying ability. Pruco Life is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Pruco Life and our ability to conduct business and process transactions. Although Pruco Life has business continuity plans, it is possible that the plans may not operate as intended or required and that Pruco Life may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Possible Adverse Tax Consequences
The tax considerations associated with the Annuity vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law (not state, local, foreign or other federal tax laws). Before making a Purchase Payment or taking other action related to your Annuity, you should consult with a qualified tax advisor for complete information and advice. For example, distributions from your

Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. In addition, if you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain.
Possible Fees on Access to Account Value
We may apply fees if you access your Account Value during the Savings Stage or surrender your Annuity. For example, in addition to possible tax consequences discussed above, you may incur fees for accessing your Account Value such as an Annual Maintenance Fee, Tax Charge, and/or a charge for any optional benefits. In addition, we may assess a Market Value Adjustment for withdrawals from a DCA Market Value Adjustment Option.
Annuity Changes Risk
We reserve the right to limit the number of transfers you may make or to impose a minimum transfer amount. We also reserve the right to add, eliminate, substitute or combine Variable Options as Investment Options available under the Annuity or to close Variable Options to subsequent Purchase Payments on existing Annuities or for Annuities purchased on or after specified dates. We may limit, suspend or reject any additional Purchase Payment at any time on a non-discriminatory basis. If we do so, you may no longer be able to increase the values associated with an optional living benefit or increase the amount of the death benefit under an optional death benefit through subsequent Purchase Payments. This would also impact your ability to make annual contributions to certain qualified Annuities. In addition, we may impose limitations on an investment professional’s or investment advisor’s ability to request financial transactions on your behalf.
Cyber Security and Business Continuity Risks
With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, the Company is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. These risks are heightened by our offering of increasingly complex products, such as those that feature automatic asset transfer or reallocation strategies, and by our employment of complex investment, trading and hedging programs. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access (including physical break-ins) to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
The Company is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect the Company and our ability to conduct business and process transactions. Although the Company has business continuity plans, it is possible that the plans may not operate as intended or required and that the Company may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Cyber security events, disasters and similar events, whether deliberate or unintentional, that could impact the Company and Contract owners could arise not only in connection with our own administration of the Annuity, but also with entities operating the Annuity’s Portfolios and with third-party service providers. Cyber security and other events affecting any of the entities involved with the offering and administration of the Annuity may cause significant disruptions in the business operations related to the Annuity. Potential impacts may include, but are not limited to, potential financial losses under the Annuity, your inability to conduct transactions under the Annuity and/or with respect to a Portfolio, an inability to calculate unit values with respect to the Annuity and/or the net asset value (“NAV”) with respect to a Portfolio, and disclosures of your personal or confidential account information.
In addition to direct impacts to you, cyber security and other events described above may result in adverse impacts to the Company, including regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs, and reputational damage. Costs incurred by the Company may include reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. Considerable expenses also may be incurred by the Company in enhancing and upgrading computer systems and systems security following a cyber security failure or responding to a disaster or similar event. The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. In addition, the global spread of COVID-19 has caused the Company and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. Although the Company, our service providers, and the Portfolios offered under the Annuity may have established business continuity plans and risk management systems to mitigate risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the Company cannot control or assure the efficacy of the cyber security and business continuity plans and systems implemented by third-party service providers, the Portfolios, and the issuers in which the Portfolios invest.

The military invasion of Ukraine initiated by Russia in February 2022 and the resulting response by the United States and other countries have led to economic disruptions, as well as increased volatility and uncertainty in the financial markets. It is not possible to predict the ultimate duration and scope of the conflict, or the future impact on U.S. and global economies and financial markets. The performance of the Index(es) may be adversely affected.
Artificial Intelligence Risk: In addition to the cyber security risks described above, the development, adoption and use of AI, including generative artificial intelligence (“Generative AI”), by us and by third parties on whom we rely may increase existing operational risks or create new operational risks that we are not currently anticipating. AI technologies offer potential benefits in areas such as customer service personalization and process automation, and we expect to use AI and Generative AI to help deliver products and services and support critical functions. We also expect third parties on whom we rely to do the same. There are significant risks involved in developing and deploying AI, and there can be no assurance that its use will enhance our products or services or be beneficial to our business, including our efficiency or profitability. The risk that AI and Generative AI may be misused is increased by the relative newness of the technology, the speed at which it is being adopted, and the lack of laws, regulations or standards governing its use. Such misuse could expose the Company to legal or regulatory risk, damage customer relationships or cause reputational harm. Further, our ability to continue to develop and efficiently deploy AI technologies depends on access to specific third-party equipment and other physical infrastructure, such as processing hardware and network capacity, the availability and pricing of which is difficult to control, especially in a highly competitive environment. Our competitors may also adopt AI or Generative AI more quickly or more effectively than we do, which could cause competitive harm. Because the Generative AI technology is so new, some of the potential risks of Generative AI are currently unknowable.

DESCRIPTION OF INSURANCE COMPANY, REGISTERED SEPARATE ACCOUNT, AND INVESTMENT OPTIONS

WHO IS PRUCO LIFE?
The Contract is issued by Pruco Life Insurance Company located at 751 Broad Street, Newark, NJ 07102-3777. Pruco Life is obligated to pay all amounts promised to investors under the Contract, subject to its financial strength and claims-paying ability.
Pruco Life is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company. No company other than Pruco Life has any legal responsibility to pay amounts that Pruco Life owes under its annuity contracts. Among other things, this means that where you participate in an optional living benefit or death benefit and the value of that benefit exceeds your current Account Value, you would rely solely on the ability of Pruco Life to make payments under the benefit out of its own assets. As Pruco Life’s ultimate parent, Prudential Financial, however, exercises significant influence over the operations and capital structure of Pruco Life.
Pursuant to the delivery obligations under Section 5 of the Securities Act of 1933 and Rule 159 thereunder, we deliver this prospectus to current contract owners that reside outside of the United States. In addition, we may not market or offer benefits, features or enhancements to prospective or current contract owners while outside of the United States.
Rule 12h-7
With respect to the offering of Index Strategies, the Company relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.
Claims of Creditors
To the extent permitted by law, no payment or value under this Annuity is subject to the claims of your creditors or those of any other Owner, any Annuitant, or any Beneficiary.
Deferral of Transactions
We may defer any annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any annuity payout for more than thirty days, we will pay interest as required by state law. We may defer any distribution from any Allocation Option or any transfer from Allocation Options for a period not to exceed seven calendar days from the date the transaction is affected.
WHAT ARE THE SEPARATE ACCOUNTS?
The Separate Accounts are where Pruco Life sets aside and invests the assets supporting the Annuity. The assets of each Separate Account are held in the name of Pruco Life, and legally belong to us. We will maintain assets in each Separate Account with a total market value at least equal to the cash Surrender Value and other liabilities we must maintain related to the Annuity obligations supported by such assets. The obligations under the Annuity are those of Pruco Life, which is the issuer of the Annuity and the depositor of the Separate Accounts. More detailed information about Pruco Life, including its audited financial statements, is provided in the Statement of Additional Information.
Pruco Life Insurance Company Flexible Premium Variable Annuity Account
The assets supporting obligations based on allocations to the Variable Options are held in Variable Options of Pruco Life Insurance Company Flexible Premium Variable Annuity Account, also referred to as “Pruco Life Variable Annuity Account”. Pruco Life Variable Annuity Account assets that are held in support of the Variable Option are kept separate from all our other assets and may not be chargeable with liabilities arising out of any other business we may conduct. Thus, income, gains and losses from assets allocated to Pruco Life Variable Annuity Account are credited to or charged against Pruco Life Variable Annuity Account, without regard to other income, gains or losses of Pruco Life or any other of our Separate Accounts.
Pruco Life Variable Annuity Account was established by us pursuant to Arizona law on June 16, 1995. Pruco Life Variable Annuity Account also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Pruco Life Variable Annuity Account.
Pruco Life Variable Annuity Account consists of multiple Variable Options. Each Variable Option invests only in a single mutual fund or mutual fund portfolio. The name of each Variable Option generally corresponds to the name of the Portfolio. Each Variable Option in Pruco Life Variable Annuity Account may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuity issued by us through Pruco Life Variable Annuity Account. Pruco Life Variable Annuity Account is registered with the SEC under the Investment Company Act of 1940 (“Investment Company Act”) as a unit investment trust, which is a type of investment company.

The SEC does not supervise investment policies, management or practices of Pruco Life Variable Annuity Account. We may offer new Variable Options, eliminate Variable Options, or combine Variable Options at our sole discretion. We may also close Variable Options to subsequent Purchase Payments on existing annuities or close Variable Options for annuities purchased on or after specified dates.
In addition to rights that we specifically reserve elsewhere in this prospectus, we reserve the right to perform any or all of the following:

●	offer new Variable Options, eliminate Variable Options, substitute Variable Options or combine Variable Options;

●	close Variable Options to subsequent Purchase Payments on existing Annuities or close Variable Options for Annuities purchased on or after specified dates;

●	combine the Separate Account with separate accounts;

●	deregister the Separate Account under the Investment Company Act of 1940;

●	manage the Separate Account as a management investment company under the Investment Company Act of 1940 or in any other form permitted by law;

●
make changes required by any change in the federal securities laws, including, but not limited to, the Securities Act of 1933, the Securities Exchange Act of 1934, the Investment Company Act of 1940, or any other changes to the Securities and Exchange Commission’s interpretation thereof;

●	establish a provision in the Annuity for federal income taxes if we determine, in our sole discretion, that we will incur a tax as the result of the operation of the Separate Account;

●	make any changes required by federal or state laws with respect to annuity contracts; and

●	to the extent dictated by any underlying Portfolio, impose a redemption fee or restrict transfers within any Variable Option

We will first notify you and receive any necessary SEC and/or state approval before making such a change. If an underlying mutual fund is liquidated, we will ask you to reallocate any amount in the liquidated fund. If you do not reallocate these amounts, we will reallocate such amounts only in accordance with SEC pronouncements and only after obtaining an order from the SEC, if required. If investment in the Portfolios or a particular Portfolio is no longer possible, or in our discretion becomes inappropriate for purposes of the Annuity, or for any other rationale in our sole judgment, we may substitute another portfolio or investment Portfolios without your consent. The substituted portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future Purchase Payments, or both. However, we will not make such substitution without any required approval of the SEC and any applicable state insurance departments. In addition, we may close Portfolios to allocation of Purchase Payments or Account Value, or both, at any time in our sole discretion. We do not control the underlying mutual funds, so we cannot guarantee that any of those funds will always be available.
Values and benefits based on allocations to the Variable Options will vary with the investment performance of the underlying mutual funds or fund Portfolios, as applicable. We do not guarantee the investment results of any Variable Option. Your Account Value allocated to the Variable Options may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.
The General Account. Our general obligations and any guaranteed benefits under the Annuity are supported by our General Account and are subject to our claims paying ability. Assets in the General Account are not segregated for the exclusive benefit of any particular contract or obligation. General Account assets are also available to our general creditors and for conducting routine business activities, such as the payment of salaries, rent and other ordinary business expenses. The General Account is subject to regulation and supervision by the Arizona Department of Insurance and to the insurance laws and regulations of all jurisdictions where we are authorized to do business.
INVESTMENT OPTIONS
Variable Options
Each Variable Option invests exclusively in a single Portfolio. Account Value allocated to a Variable Option will vary based on the investment experience of the corresponding Portfolio in which it invests. There is a risk of loss of the entire amount invested. Please refer to Appendix A for certain information regarding each Portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment advisor and any subadvisor, (iv) current expenses, and (v) performance. There is no guarantee that any underlying Portfolio will meet its investment objective. Each Portfolio has issued a prospectus that contains more detailed information about the Portfolio. The prospectuses for the Portfolios can be found online at www.prudential.com/regdocs/PLAZ-MYROCK-STAT. You can also request this information at no cost by calling 1-888-PRU-2888.
Market Value Adjusted Options
We offer DCA Market Value Adjustment Options that are used with our 6 or 12-Month DCA program. When you allocate your Account Value to a DCA Market Value Adjustment Option, you earn a declared rate of interest as long as you remain invested for a set period of time called a Guarantee Period. Amounts in the DCA Market Value Adjustment Options are supported by our general account and subject to our claims paying ability. See “Additional Information” for additional information about our general account.Please refer to Appendix A for certain information regarding each DCA Market Value Adjustment Option, including (i) its name, (ii) its Guarantee Period, and (iii) its minimum guaranteed interest rate.

Under the DCA Market Value Adjustment Options, you earn interest over a 6 month or 12-month period, depending on the DCA Market Value Adjustment Option you select, while your Account Value in that option is systematically transferred monthly over the 6 or 12-month period to the Variable Options you have designated. A Guarantee Period begins when all or part of a Purchase Payment is allocated to a particular Guarantee Period.
We credit interest to amounts held within the DCA Market Value Adjustment Options at the applicable declared rates in effect when the Guarantee Period begins. We credit such interest daily until the earliest of the following: (a) the date the entire amount in the DCA Market Value Adjustment Option has been transferred out; (b) the date the entire amount in the DCA Market Value Adjustment Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date. Please note that the interest we credit is applied against a balance that declines as amounts are systematically transferred from the DCA Market Value Adjustment Option to the Variable Options. As a result, the dollar amount of interest you receive will decrease as transfers are made periodically to the Variable Options, you do not earn interest on the full amount you allocated initially to the DCA Market Value Adjustment Options for the 6-month or 12-month period, and the effective interest rate earned will therefore be less than the declared interest rate.
The interest rate declared for a DCA Market Value Adjustment Option will be no less than the minimum guaranteed interest rate. The minimum guaranteed interest rate that applies to you may vary depending on the state in which your Annuity was issued, but it will be shown on your Annuity specifications page and will never be less than (a) 2.4% (for 6 month DCA Market Value Adjustment Options) and 2.4% (for 12 month DCA Market Value Adjustment Options), or (b) the minimum rate required under state law or regulation; whichever is greater. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Any change in interest rates does not affect DCA Market Value Adjustment Options that were in effect before the date of the change. At the time that we confirm the allocation of your Purchase Payment to a DCA Market Value Adjustment Option, we will advise you of the interest rate in effect. To inquire as to the current rates, please contact our Annuity Service Center at 1-888-PRU-2888 or at www.prudential.com/annuities.
If you withdraw or transfer assets from a DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may be positive or negative. You could lose a significant amount of money due to a negative Market Value Adjustment. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under the Dynamic Income Benefit), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), and (v) the deduction of fees (including Advisory Fees). For more information about Market Value Adjustments, see “Charges and Adjustments.”
A dollar cost averaging program does not assure a profit or protect against a loss. For a complete description of our 6 or 12-month DCA Program, see the applicable section of this prospectus within “General Description of Contracts.”
Each underlying Portfolio is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying Portfolios are sold to Separate Accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.
Voting Rights
We are the legal owner of the shares of the underlying Portfolios in which the Variable Options invest. However, under current SEC rules, you have voting rights in relation to Account Value allocated to the Variable Options. If an underlying Portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Variable Option. Owners have the right to vote an amount equal to the number of shares attributable to their Annuity. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. We will also “mirror vote” shares that are owned directly by us or an affiliate (excluding shares held in the Separate Account of an affiliated insurer). In addition, because all the shares of a given Portfolio held within the Separate Account are legally owned by us, we intend to vote all of such shares when that underlying Portfolio seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying Portfolio’s shareholder meeting and toward the ultimate outcome of the vote. Thus, under “mirror voting”, it is possible that the votes of a small percentage of Owners who actually vote will determine the ultimate outcome.
We may, if required by state insurance regulations, disregard voting instructions if they would require shares to be voted so as to cause a change in the sub-classification or investment objectives of one or more of the available variable investment options or to approve or disapprove an investment advisory contract for a Portfolio. In addition, we may disregard voting instructions that would require changes in the investment policy or investment advisor of one or more of the Portfolios associated with the available variable investment options, provided that we reasonably disapprove such changes in accordance with applicable federal or state regulations. If we disregard Owner voting instructions, we will advise Owners of our action and the reasons for such action in the next available annual or semi-annual report.
We will furnish those Owners who have Account Value allocated to a Variable Option whose underlying Portfolio has requested a “proxy” vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying Portfolio that require a vote of shareholders. We reserve the right to change the voting procedures described above if applicable SEC rules change.

Similar Funds
The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Variable Options under variable annuity contracts and variable life insurance policies are managed by the same advisor or subadvisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Variable Option.
Material Conflicts
In the future, it may become disadvantageous for Separate Accounts of variable life insurance and variable annuity contracts to invest in the same underlying Portfolios. Neither the companies that invest in the Portfolios nor the Portfolios currently foresee any such disadvantage. The Board of Directors for each Portfolio intends to monitor events in order to identify any material conflict between variable life insurance policy owners and variable annuity contract owners and to determine what action, if any, should be taken. Material conflicts could result from such things as:

1.	changes in state insurance law;

2.	changes in federal income tax law;

3.	changes in the investment management of any variable investment option; or

4.	differences between voting instructions given by variable life insurance policy owners and variable annuity contract owners.

Fees and Payments Received by Us
As detailed below, we and our affiliates receive substantial payments from the underlying Portfolios and/or related entities, such as the Portfolios’ advisors and subadvisors. Because these fees and payments are made to us and our affiliates, allocations you make to the underlying Portfolios benefit us financially. In selecting Portfolios available under the Annuity, we consider the payments that will be made to us.
We may receive Rule 12b-1 fees which compensate us and our affiliate, Prudential Annuities Distributors, Inc., for distribution and administrative services. These fees are paid by the underlying Portfolio out of each Portfolio’s assets and are therefore borne by Owners.
We may also receive administrative services payments from the Portfolios or the advisors of the underlying Portfolios or their affiliates, which are referred to as “revenue sharing” payments. The maximum combined 12b-1 fees and revenue sharing payments we receive with respect to a Portfolio are generally equal to an annual rate of 0.30% of the average assets allocated to the Portfolio under the Annuity. We expect to make a profit on these fees and payments and consider them when selecting the Portfolios available under the Annuity.
In addition, an advisor or subadvisor of a Portfolio or a distributor of the Annuity (not the Portfolios) may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms’ registered representatives, and creating marketing material discussing the Annuity, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the advisor, subadvisor, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the advisor’s, subadvisor’s or distributor’s participation. These payments or reimbursements may not be offered by all advisors, subadvisors, or distributors and the amounts of such payments may vary between and among each advisor, subadvisor, and distributor depending on their respective participation. We may also consider these payments and reimbursements when selecting the Portfolios available under the Annuity. For the annual period ended December 31, 2025, with regard to the total annual amounts that were paid (or as to which a payment amount was accrued) under the kinds of arrangements described in this paragraph, the amounts for any particular advisor, subadvisor or distributor ranged from $125.19 to $275,000. These amounts relate to all individual variable annuity contracts issued by Pruco Life or its affiliates, not only the Annuity covered by this prospectus.
In addition to the payments that we receive from underlying Portfolios and/or their affiliates, those same Portfolios and/or their affiliates may make payments to us and/or other insurers within the Prudential Financial group related to the offering of investment options within variable annuities or life insurance offered by different Prudential business units.

CHARGES AND ADJUSTMENTS

The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuity exceed our total costs in connection with the Annuity, we will earn a profit. Otherwise, we will incur a loss. For example, Pruco Life may make a profit on the insurance charge if, over time, the actual costs of providing the guaranteed insurance obligations and other expenses under the Annuity are less than the amount we deduct for the insurance charge. To the extent we make a profit on the insurance charge, such profit may be used for any other corporate purpose.
The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In general, a given charge under the Annuity compensates us for our costs and risks related to that charge and may provide for a profit. However, it is possible that with respect to a particular obligation we have under this Annuity, we may be compensated not only by the charge specifically tied to that obligation, but also from one or more other charges we impose.
With regard to charges that are assessed as a percentage of the value of the Variable Options, please note that such charges are assessed through a reduction to the Unit Value of your investment in each Variable Option, and in that way reduce your Account Value. A “Unit” refers to a share of participation in a Variable Option used to calculate your Unadjusted Account Value prior to the Annuity Date.
Transfer Fee: Currently, you may make 20 free transfers between Investment Options each Annuity Year. We may charge $10 for each transfer after the 20th in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging or Automatic Rebalancing program when we count the 20 free transfers. All transfers made on the same day will be treated as one transfer. Transfers made through any electronic method or program we specify are not counted toward the 20 free transfers. The transfer fee is deducted based on the proportion of Account Value in each Variable Option immediately subsequent to the transfer.
Annual Account Management Fee: Prior to Annuitization, we deduct an Annual Account Management Fee. The Annual Account Management Fee is equal to $50 or 2% of your Unadjusted Account Value, whichever is less. This fee compensates us for administrative and operational costs in connection with the Annuity, such as maintaining our internal systems that support the Annuity. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender unless the surrender is taken within 30 days of the most recently assessed Annual Account Management Fee. The fee is taken out first from the Variable Options on a proportional basis, and then from the DCA Market Value Adjustment Option, if any. The Annual Account Management Fee is only deducted if the sum of the Purchase Payments at the time the fee is deducted is less than $100,000. We do not impose the Annual Account Management Fee upon Annuitization (unless Annuitization occurs on an Annuity anniversary), or the payment of a Death Benefit. Pursuant to state law, the amount of the Annual Account Management Fee may differ in certain states.
Tax Charge: Some states, municipalities, and other jurisdictions charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. We currently deduct the Tax Charge from the Account Value upon Annuitization. The Tax Charge is designed to approximate the taxes that we are required to pay and is assessed as a percentage of the Account Value. The Tax Charge currently ranges up to 3.5%. We reserve the right to deduct the Tax Charge from Purchase Payments when received or from Surrender Value upon surrender. Your Surrender Value is equal to the Account Value (which includes the effect of any Market Value Adjustment) less any applicable tax charges, any charges assessable as a deduction from the Account Value for any optional benefits provided by rider or endorsement, and any Annual Account Management Fee. We may also assess a charge equal to any Company taxes or other taxes which may be imposed against the Separate Accounts.
Company Taxes: We pay company income taxes on the taxable corporate earnings created by this Separate Account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you may pay under the Annuity. We will periodically review the issue of charging for taxes, and we may charge for taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Annuity, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we may derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to holders of the Separate Account annuity contracts because (i) the contract Owners are not the Owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the Tax Charges you pay under the Annuity. We reserve the right to change these tax practices.
Advisory Fees: Currently, we permit you to deduct Advisory Fees directly from your Account Value in order to pay third party financial professionals. This Advisory Fee is in addition to fees and expenses disclosed in this prospectus. If you elect to pay the Advisory Fee from your Account Value, this deduction may reduce the basic death benefit, may trigger a Market Value Adjustment (which may be positive negative), and may be subject to federal and state income taxes and a 10% additional tax.

Advisory fees can be deducted on a quarterly, semi-annual or annual basis. You may establish this deduction by completing a form provided by us, authorizing us to accept and execute instructions from your third party financial professional to make withdrawals from your Annuity to pay the Advisory Fees pursuant to a written agreement between you and your third party financial professional. Unless you notify us differently as permitted, withdrawals of Advisory Fees will be deducted from any Variable Investment Variable Options on a proportional basis. Advisory Fees are calculated as a percentage of Account Value and reduce the Account Value by the amount of the fees on a dollar-for dollar basis. Requests for withdrawal of Advisory Fees will be processed on the Business Day in which they are received by us in Good Order Currently, we allow Advisory Fees of up to 1.50% of Account Value per calendar year. You may terminate authorization for the direct deduction of Advisory Fees at any time by providing us with written notice of such termination.
It is your responsibility to arrange for the payment of the Advisory Fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the Advisory Fees charged for those services.
Insurance Charge: We deduct an insurance charge as part of the valuation of the Variable Options. This charge is assessed based on the annualized rate shown in the “Fee Table” section in this prospectus for the amount of Net Purchase Payments in your Annuity on each Valuation Day. On any Valuation Day, your Net Purchase Payments will equal the sum of all Purchase Payments applied to your Annuity less all withdrawals taken from your Annuity, which includes withdrawals you take from the Annuity as Required Minimum Distributions and any Lifetime Withdrawals you take under the Defined Income Benefit, if in effect for your Annuity. Currently, we offer two levels of the insurance charges depending on whether your Net Purchase Payments are less than $1,000,000, or equal to or greater than $1,000,000 on any Valuation Day. If your Net Purchase Payments are less than $1,000,000, you will pay a higher insurance charge at that time than you would pay if your Net Purchase Payments were $1,000,000 or more.
The charge is assessed against the assets allocated to the Variable Options. The insurance charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The insurance charge is intended to compensate Pruco Life for providing the insurance benefits under the Annuity, including the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge further compensates us for our administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge compensates us for the risk that our assumptions about the mortality risks and expenses under the Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs.
Charges for Optional Benefits: For information about the benefits available under the Annuity and their corresponding charges, please refer to the “Benefits Available Under the Contract” table.
Fund Access Charge: The Company currently imposes a Fund Access Charge of 0.35% annually on Account Value invested in certain Variable Options. The fee is deducted as an annualized percentage of the daily Account Value allocated to the particular Variable Option(s) and is included in the calculation of the Unit Values for those Variable Options. We determine the Variable Options to which the Fund Access Charge applies and the level of such charge in our sole discretion. The Fund Access Charge helps provide the Company or its affiliates the amount of revenue the Company or its affiliates require in order to offer certain Portfolios through the Annuity. The Portfolios for which the Company assesses the Fund Access Charge do not provide the Company or its affiliates with the amount of revenue it requires in order for the Company or its affiliates to meet its expenses and revenue targets. You should note that, while the Portfolios for which we currently assess this charge may have lower total annual operating expenses than other Portfolios, the Fund Access Charge, in addition to the total annual operating expenses of the Portfolios, raises the total cost of choosing those Portfolios to levels similar to or possibly exceeding the costs of those Portfolios for which we do not assess a Fund Access Charge.
The Company may use the Fund Access Charge for any corporate purpose, including payment of expenses that the Company and its affiliates incur in promoting, marketing, and administering the Contract and, in its role as intermediary, for those Portfolios for which we assess the charge, and we may profit from the charge.
For a listing of the Variable Options for which the Company currently imposes the Fund Access Charge, please see Appendix A of this prospectus.
Fees and Expenses Incurred by the Portfolios: Each Portfolio incurs total annualized operating expenses comprised of an investment management fee, other expenses and any short sale expenses that may apply. These fees and expenses are assessed against each Portfolio’s net assets, and reflected daily by each Portfolio before it provides Pruco Life with the net asset value as of the close of business each Valuation Day. More detailed information about fees and expenses can be found in the summary prospectuses and prospectuses for the Portfolios, which can be obtained by calling 1-888-PRU-2888 or at www.prudential.com/regdocs/PLAZ-MYROCK-STAT.
Charge for Additional Reports: We send any statements and reports required by applicable law or regulation to you at your last known address of record. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
DCA MARKET VALUE ADJUSTMENT OPTION CHARGES AND ADJUSTMENTS
No specific fees or expenses are deducted when determining the rates we credit to a DCA Market Value Adjustment Option. However, for some of the same reasons that we deduct the insurance charge against the Account Value allocated to the Variable Options, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to a DCA Market Value Adjustment Option.

Market Value Adjustment: If you withdraw or transfer assets from a DCA Market Value Adjustment Option more than 30 days prior to the end of the Guarantee Period, we will apply a Market Value Adjustment, which may increase or decrease your initial amount invested. You could lose up to 100% of your investment in a DCA Market Value Adjustment Option as a result of a negative Market Value Adjustment. The following transactions, when they occur more than 30 days prior to the end of the Guarantee Period, are subject to a Market Value Adjustment: (i) partial withdrawals (including systematic withdrawals, Required Minimum Distributions, and withdrawals under the Dynamic Income Benefit), (ii) surrenders, (iii) exercise of the right to cancel, (iv) transfers (other than scheduled DCA transfers), and (v) the deduction of fees (including Advisory Fees).
The Market Value Adjustment is calculated at the time of the transaction by multiplying the Unadjusted Account Value of the DCA Market Value Adjustment Option (before the transaction is processed) by the Market Value Adjustment factor. The Market Value Adjustment factor is determined using a formula that takes into account (i) the difference between Constant Maturity Treasury rates established at the inception of the DCA Market Value Adjustment Option and at the time of calculation, (ii) the amount of time remaining in the Guarantee Period, and (iii) a Liquidity Factor of 0.25%. If you decide to Free Look your Annuity, we will not apply the Liquidity Factor. Generally, if yields are higher at the time of Market Value Adjustment application than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be negative. Generally, if yields are lower at the time of Market Value Adjustment application than they were at the beginning of the Guarantee Period, the Market Value Adjustment will be positive.
A negative Market Value Adjustment will reduce your Account Value, Surrender Value and the basic death benefit on a dollar-for-dollar basis. A negative Market Value Adjustment could reduce the Return of Adjusted Purchase Payments death benefit amount by an amount greater than the value withdrawn. See “Death Benefits” for more information. A negative Market Value Adjustment could also cause the total withdrawal amount to exceed your available Annual Income Amount for the current Benefit Year under the Dynamic Income Benefit, which will result in Excess Income that could reduce the Income Base by an amount greater than the value withdrawn. This could permanently reduce your future withdrawals under the benefit. See “Prudential Dynamic Income Benefit” for more information.
Generally, the interest rates we offer for DCA Market Value Adjustment Options will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. The Market Value Adjustment is intended to protect us from losses on these investments when we must pay out amounts that are removed from a DCA Market Value Adjustment Option prior to the end of the Guarantee Period.
You may request a quote of the impact an early distribution would have on your Account Value by contacting our Service Center at 1-888-PRU-2888. Values fluctuate daily and the actual Market Value Adjustment applied at the time a transaction is processed may be more or less than the values quoted at the time of your call. Additional information about the calculation of the Market Value Adjustment, including the Market Value Adjustment formula and examples, can be found in the Statement of Additional Information. Please refer to Appendix B for state variations that may apply.
ANNUITY PAYMENT OPTION CHARGES
If you select a fixed payment option upon Annuitization, the amount of each fixed payment will depend on the Unadjusted Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. Also, a tax charge may apply.
EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce or eliminate the amount of the Annual Account Management Fee or reduce the portion of the total insurance charge that is deducted as an Administration Charge. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.
FEES ASSOCIATED WITH FEE-BASED FINANCIAL PLANS OR INVESTMENT ADVISORY SERVICES
The Annuity is available through investment advisors who may use it as part of a more comprehensive fee-based financial plan or may use the Annuity in connection with investment advisory services provided to you. In connection with that plan or the advisory services, your investment firm or investment advisor may offer investment advice for a fee. The fee for this advice is set by your advisor and is covered in a separate agreement between you and your advisor. We are not a party to that agreement and we have not made any independent review of your investment advisor, the agreement under which you receive investment advisory services, or the fee for those services.

GENERAL DESCRIPTION OF CONTRACTS

CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS WITH THE DYNAMIC INCOME BENEFIT
In general, you may change the Owner, Annuitant and Beneficiary designations by sending us a request in Good Order, which will be effective when the request is signed, unless otherwise specified by you, subject to our receipt of the request at our Service Center. However, if the Annuity is held as a Beneficiary Annuity, the Owner may not be changed and you may not designate another Key Life upon which distributions are based.
As of the Valuation Day we receive an ownership change, including an assignment, any automated investment or withdrawal programs will be canceled. The new Owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Any change we accept is subject to any transactions processed by us before we receive the notice of change at our Service Center. Some of the changes we will not accept include, but are not limited to:

●	a new Owner subsequent to the death of the Owner or the first of any co-Owners to die, except where a spouse-Beneficiary has become the Owner as a result of an Owner’s death;

●	a new Annuitant subsequent to the Annuity Date if the annuity option includes a life contingency;

●	a change in Annuitant, including the removal of a Joint Annuitant, prior to the Annuity Date if the Owner is an entity;

●	a new Joint Annuitant if the Annuity was issued as a tax-free exchange under Section 1035 of the Code and the Annuity has been in effect for less than one year;

●
a new Owner such that the new Owner is older than the age for which we would then issue the Annuity as of the effective date of such change, unless the change of Owner is the result of spousal continuation;

●	any permissible designation change if the change request is received at our Service Center after the Annuity Date;

●	a new Owner or Annuitant that is a certain ownership type, including but not limited to corporations, partnerships, endowments, or grantor trusts with more than two grantors; and

●	a new Annuitant or Joint Annuitant for an Annuity issued to a grantor trust where the new Annuitant or Joint Annuitant, as applicable, is not the oldest grantor of the trust.

In general, and to the extent permitted by state law, you may change the Owner, Annuitant and Beneficiary designations as indicated above, and also may assign the Annuity. Please see “Appendix B - Special Contract Provisions for Annuities Issued in Certain States”. We will allow changes of ownership and/or assignments only if the Annuity is held exclusively for the benefit of the Annuitant or Contingent Annuitant. We accept assignments of Non-qualified Annuities only. We assume no responsibility for the validity or tax consequences of any change of ownership.
We reserve the right to reject any proposed change of Owner, Annuitant or Beneficiary, as well as any proposed assignment of the Annuity.
We will reject a proposed change where the proposed Owner, Annuitant, Beneficiary or assignee is any of the following:

●	a company(ies) that issues or manages viatical or structured settlements;

●	an institutional investment company;

●	an Owner with no insurable relationship to the Annuitant or Contingent Annuitant (a “Stranger-Owned Annuity” or “STOA”); or

●	a change in designation(s) that does not comply with or that we cannot administer in compliance with Federal and/or state law.

We will implement this right on a non-discriminatory basis and to the extent allowed by state law but are not obligated to process your request within any particular timeframe.
There are restrictions on designation changes when you have elected certain optional benefits. Please see Appendix B - Special Contract Provisions for Annuities Issued in Certain States.
If you elect the Defined Income Benefit or Dynamic Income Benefit optional living benefit for your Annuity, you will be subject to restrictions on designating the Owner, Annuitant and Beneficiary and any changes to those designations can negatively impact the applicable benefit. Please see “Benefits Available Under the Contract” in this prospectus.
If you elect the Return of Adjusted Purchase Payments Death Benefit for your Annuity, a change of Owner (or Annuitant, if the entity is the Owner) that changes the life on which the death benefit will be determined will terminate the optional benefit. See “The Return of Adjusted Purchase Payments Death Benefit” section in this prospectus for additional details.
Spousal Designations
If an Annuity is co-owned by spouses we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary Beneficiaries for the surviving spouse to maintain the contract unless you designate a different Beneficiary. Note that any division of your Annuity due to divorce will be treated as a withdrawal. The non-Owner ex-spouse may decide whether he or she would like to use the withdrawn funds to purchase a new Annuity that is then available to new contract Owners. Please consult with your tax advisor regarding your personal situation if you will be transferring or dividing your Annuity pursuant to a divorce.
The federal and state tax law provisions applicable to an opposite sex spouse will also apply to a same sex spouse. Please note that a civil union or registered domestic partnership is generally not recognized as a marriage.

Please consult with your tax or legal advisor for more information.
Contingent Annuitant
Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant or Joint Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (or any successor Code section thereto) (“Custodial Account”).
Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to continue the Annuity, the Death Benefit payable will equal the Death Benefit described in the “Spousal Continuation of Annuity” section of this prospectus. See “Spousal Continuation of Annuity” for more information about how the Annuity can be continued by a Custodial Account, including the amount of the Death Benefit.
TRANSFER AND REBALANCING PROGRAMS
There are several programs we administer to help you manage your Account Value. We describe our current programs in this section. The minimum transfer amount under any program is currently $100, although we will not impose that requirement with respect to the final amount to be transferred under a program.
Dollar Cost Averaging Programs
We offer Dollar Cost Averaging Programs during the Savings Stage. In general, Dollar Cost Averaging allows you to systematically transfer an amount periodically from one Variable Option to one or more other Variable Options to which you are permitted to allocate. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from your Variable Options (if you make no selection, we will effect transfers on a monthly basis). In addition, you may elect the 6 or 12 Month DCA Program described below.
There is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining Variable Option.
6 or 12 Month Dollar Cost Averaging Program (The “6 or 12 Month DCA Program”)
Available When The Defined Income Benefit Is Not In Effect For Your Annuity.
The 6 or 12 Month DCA Program is subject to our rules at the time of election and may not be available in conjunction with other programs and benefits we make available or in all states. We may discontinue, modify or amend this program from time to time. The 6 or 12 Month DCA Program is not available with the Defined Income Benefit or in the States of Illinois, Iowa and Oregon.
Criteria for Participating in the Program

●
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program and Variable Options. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment on a proportional basis to the Variable Options in which your Account Value is then allocated, excluding Variable Options to which you may not electively allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

●
You may only allocate Purchase Payments to the DCA Market Value Adjustment Options. You may not transfer Account Value into this program. To institute a program, you must allocate at least $2,000 to the DCA Market Value Adjustment Options.

●
As part of your election to participate in the 6 or 12 Month DCA Program, you specify whether you want 6 or 12 monthly transfers under the program. We then set the monthly transfer amount, by dividing the Purchase Payment you have allocated to the DCA Market Value Adjustment Options by the number of months. For example, if you allocated $6,000, and selected a 6 month DCA Program, we would transfer $1,000 each month (with the interest earned added to the last payment). We will adjust the monthly transfer amount if, during the transfer period, the amount allocated to the DCA Market Value Adjustment Options is reduced. In that event, we will re-calculate the amount of each remaining transfer by dividing the amount in the DCA Market Value Adjustment Option (including any interest) by the number of remaining transfers. If the recalculated transfer amount is below the minimum transfer required by the program (currently $100), we will transfer the remaining amount from the DCA Market Value Adjustment Option on the next scheduled transfer and terminate the program.

●	We impose no fee for your participation in the 6 or 12 Month DCA Program.

●
You may cancel the DCA Program at any time. If you do, we will transfer any remaining amount held within the DCA Market Value Adjustment Options according to your instructions, subject to any applicable Market Value Adjustment. If you do not provide any such instructions, we will transfer any remaining amount held in the DCA Market Value Adjustment Options on a proportional basis to the Variable Options in which you are invested currently, excluding any Variable Options to which you are not permitted to choose to allocate or transfer Account Value. If any such Variable Option is no longer available, we may allocate the amount that would have been applied to that Variable Option to the PSF PGIM Government Money Market Variable Option.

●
We credit interest to amounts held within the DCA Market Value Adjustment Options at the applicable declared rates. We credit such interest until the earliest of the following (a) the date the entire amount in the DCA Market Value Adjustment Option has been transferred out; (b) the date the entire amount in the DCA Market Value Adjustment Option is withdrawn; (c) the date as of which any Death Benefit payable is determined, unless the Annuity is continued by a spouse Beneficiary (in which case we continue to credit interest under the program); or (d) the Annuity Date.

●
The interest rate earned in a DCA Market Value Adjustment Option will be no less than the minimum guaranteed interest rate. We may, from time to time, declare new interest rates for new Purchase Payments that are higher than the minimum guaranteed interest rate. Please note that the interest rate that we apply under the 6 or 12 Month DCA Program is applied to a declining balance. Therefore, the dollar amount of interest you receive will decrease as amounts are systematically transferred from the DCA Market Value Adjustment Option to the Variable Options, and the effective interest rate earned will therefore be less than the declared interest rate.

Details Regarding Program Transfers

●	Transfers made under this program are not subject to any Market Value Adjustment.

●
Any partial withdrawals, transfers, or fees deducted from the DCA Market Value Adjustment Options, including the deduction of Advisory Fees, will reduce the amount in the DCA Market Value Adjustment Options. If you have only one 6 or 12 Month DCA Program in operation, withdrawals, transfers, or fees may be deducted from the DCA Market Value Adjustment Options associated with that program. You may, however, have more than one 6 or 12 Month DCA Program operating at the same time (so long as any such additional 6 or 12 Month DCA Program is of the same duration). For example, you may have more than one 6 Month DCA Program in effect, but may not have a 6 Month Program running simultaneously with a 12 Month Program.

●
6 or 12 Month DCA transfers will begin on the date the DCA Market Value Adjustment Option is established (unless modified to comply with state law) and on each month following until the entire principal amount plus earnings is transferred. We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

●	We do not count transfers under the 6 or 12 Month DCA Program against the number of free transfers allowed under your Annuity.

●	The minimum transfer amount is $100, although we will not impose that requirement with respect to the final amount to be transferred under the Program.

●
If you are participating in one of our automated withdrawal programs (e.g., systematic withdrawals), we may include within that withdrawal program amounts held within the DCA Market Value Adjustment Options. If you have elected any optional living benefit, any withdrawals (including the deduction of Advisory Fees) will be taken on a proportional basis from your Variable Options and the DCA Market Value Adjustment Options. Such withdrawals will be assessed any applicable Market Value Adjustment.

Automatic Rebalancing Programs
During the Savings Stage, we offer Automatic Rebalancing among the Variable Options you choose and to which you are permitted to allocate. The “Savings Stage” refers to the period of time from the Issue Date through the last Valuation Day immediately preceding the Annuity Date. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Variable Options you choose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the “overweighted” Variable Options to the “underweighted” Variable Options to return your allocations to the percentages you request. For example, over time the performance of the Variable Options will differ, causing your percentage allocations to shift. You may make additional transfers; however, the Automatic Rebalancing program will not reflect such transfers unless we receive instructions from you indicating that you would like to adjust the Automatic Rebalancing program. There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Variable Options that are part of a systematic withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.
RESTRICTIONS ON TRANSFERS BETWEEN INVESTMENT OPTIONS
During the Savings Stage you may transfer Account Value between Investment Options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We do not currently require a minimum amount in each Variable Option you allocate Account Value to at the time of any allocation or transfer. Although we do not currently impose a minimum transfer amount, we reserve the right to require that any transfer be at least $50.

Transfers under this Annuity consist of those you initiate or those made under a systematic program, such as the 6 or 12 Month DCA Program, another Dollar Cost Averaging program, or an asset rebalancing program. The transfer restrictions discussed in this section apply only to transfers that you initiate, not any transfers under a program.
Once you have made 20 transfers among the Variable Options during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in Good Order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission or other electronic transmission as a “writing” (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and (iii) do not count any transfer that solely involves a DCA Market Value Adjustment Option, or any transfer that involves one of our systematic programs, such as automated withdrawals.
Frequent transfers among Variable Options in response to short-term fluctuations in markets, sometimes called “market timing,” can make it very difficult for a Portfolio manager to manage a Portfolio’s investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by a Portfolio (e.g., by its Portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

●
With respect to each Variable Option (other than the PSF PGIM Government Money Market Variable Option), we track amounts exceeding a certain dollar threshold that were transferred into the Variable Option. If you transfer such amount into a particular Variable Option, and within 30 calendar days thereafter transfer (the “Transfer Out”) all or a portion of that amount into another Variable Option, then upon the Transfer Out, the former Variable Option becomes restricted (the “Restricted Variable Option”). Specifically, we will not permit subsequent transfers into the Restricted Variable Option for 90 calendar days after the Transfer Out if the Restricted Variable Option invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Variable Option invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as Automatic Rebalancing and (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.

●
We reserve the right to affect transfers on a delayed basis for all Annuities in accordance with our rules regarding frequent transfers. That is, we may price a transfer involving the Variable Options on the Valuation Day subsequent to the Valuation Day on which the transfer request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

If we deny one or more transfer requests under the foregoing rules, we will inform you or your financial professional promptly of the circumstances concerning the denial.
There are Owners of different variable annuity contracts that are funded through the same Separate Account that may not be subject to the above referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than Annuity Owners who are subject to such limitations. Finally, there may be Owners of other variable annuity contracts or variable life contracts that are issued by Pruco Life as well as other insurance companies that have the same underlying Portfolios available to them. Since some contract Owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying Portfolio (e.g., greater Portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract Owners. Similarly, while contracts managed by a financial professional are subject to the restrictions on transfers between Investment Options that are discussed above, if the financial professional manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying Portfolio’s assets which may affect all contract Owners invested in the affected options. Apart from jurisdiction-specific and contract differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a financial professional) and will not waive a transfer restriction for any Owner.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity. The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract Owners (including an Annuity Owner’s TIN number), and (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific Owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual Owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Annuity Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.
A Portfolio also may assess a short-term trading fee (also referred to as “redemption fee”) in connection with a transfer out of the Variable Option investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Variable Option. Each Portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.
AUTHORIZATION OF A THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT
This Annuity may be used where you have engaged an investment advisor to provide advice regarding the Annuity. That investment advisor may be a firm or person that is appropriately licensed to sell the Annuity or that is affiliated with an entity that is appropriately licensed to sell the Annuity. The investment advisor you engage to provide advice to you in connection with the Annuity for you is not acting on our behalf, but is acting on your behalf. To be eligible to take any action with respect to your Annuity, your investment advisor must follow our rules for interacting with us to take action on your Annuity. These rules include, but are not limited to, restricting the amount of the advisor’s fee that the advisor can deduct from your Annuity (provided you have completed the required paperwork authorizing your investment advisor to do so) to a specified percentage of your Account Value. We may change the percentage limit periodically at our discretion. We reserve the right to change these rules at any time. Although we impose these rules, you are solely responsible for choosing a suitable investment advisor.
We do not offer advice about how to allocate your Account Value or make elections for your Annuity. We follow appropriately given instructions and direction from your investment advisor or you. As such, we are not responsible for any recommendations your investment advisor makes, any specific transfers, transactions or elections they make on your behalf.
We are not a party to the agreement you have with your investment advisor. We will process withdrawals from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, according to your instructions and authorizations received by us in Good Order. However, we do not verify that amounts withdrawn from your Annuity, including amounts withdrawn to pay for the investment advisor’s fee, align with the terms of the agreement between you and your investment advisor. You will receive confirmations of transactions that affect your Annuity that reflect Advisory Fees deducted from your Account Value. It is your responsibility to arrange for the payment of the Advisory Fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the Advisory Fees charged for those services, and if applicable, to review transaction confirmations to validate the accuracy of the Advisory Fee withdrawn from the Annuity. We encourage you to discuss with your investment advisor the impact of deducting Advisory Fees from your Annuity prior to making any election to do so.
Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Annuity. Please be aware that if you authorize your investment advisor to withdraw amounts from your Annuity to pay for the Advisory Fee, such fee deduction will be treated as a withdrawal. Regardless of whether a withdrawal is authorized by your investment advisor or you, a withdrawal from your Annuity can have many consequences, particularly if you are participating in optional benefits. For example, as with any other withdrawal from your Annuity, the deduction of your advisor’s fee from your Annuity may be subject to federal and state income taxes as well as a 10% additional tax. In addition, a withdrawal generally may also reduce the level of optional benefit guarantees provided, perhaps significantly. See “Benefits Available Under the Contract” for more information.
When an Annuity has the Dynamic Income Benefit in effect, Advisory Fees will not reduce the Annual Income Amount in the year in which the Advisory Fees are taken. However, when Income Withdrawals are being taken under the benefit, Advisory Fees will reduce the Income Base by the ratio of the amount of the Advisory Fee to the Unadjusted Account Value immediately before the Advisory Fee is taken and thereby can reduce the Annual Income Amount in future years.
When an Annuity has the Defined Income Benefit in effect, Advisory fees will not be considered “Lifetime Withdrawals” and, accordingly, will not reduce the Guaranteed Income Amount or cause an Excess Withdrawal. When an Annuity has the Return of Adjusted Purchase Payments Death Benefit in effect, Advisory Fees will not be considered a withdrawal from Account Value and, accordingly, Adjusted Purchase Payments will not be reduced as a result of Advisory Fees taken.
Special Rules for Distributions to Pay Advisory Fees
We treat partial withdrawals to pay Advisory Fees as taxable distributions unless your Annuity is being used in conjunction with a “qualified” retirement plan (plans meeting the requirements of Sections 401, 403 or 408 of the Code) or such fees meet the requirements of a Private Letter Ruling (PLR) issued to Pruco Life by the IRS. See “Taxes” for information about the requirements of the PLR.

FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS
If you have provided the necessary authorization on the application for your Annuity, the individual who signed the application for your Annuity may forward instructions regarding the allocation of your Account Value, and request financial transactions involving Investment Options. We refer to this person as your “financial professional.” You may have another person providing investment advisory services to you with respect to this Annuity and who you have separately authorized on the form we require to forward instructions to us regarding the allocation of your Account Value or certain financial transactions. Please be aware that if you authorize more than one person to provide investment instructions to us, we will follow all instructions received from authorized persons in the order in which we receive them. If your financial professional or investment advisor has this authority, we deem that all such transactions that are directed by your financial professional or investment advisor, as applicable, with respect to your Annuity have been authorized by you. You will receive a confirmation of any financial transaction involving the purchase or sale of Units of your Annuity. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your financial professional or authorized investment advisor until we receive notification of the revocation of such person’s authority. We may also suspend, cancel or limit these authorizations at any time. In addition, we may restrict the Investment Options available for transfers or allocation of Purchase Payments by such financial professional or investment advisor. We will notify you and your financial professional if we implement any such restrictions or prohibitions.
Please Note: Annuity contracts managed by your financial professional or investment advisor also are subject to the restrictions on transfers between Investment Options that are discussed in the section titled “Restrictions on Transfers Between Investment Options”. We may also require that your financial professional or investment advisor transmit all financial transactions using the electronic trading functionality available through our website (www.prudential.com/annuities). Limitations that we may impose on your financial professional or investment advisor under the agreement (e.g., a custodial agreement) do not apply to financial transactions requested by an Owner on his or her own behalf, except as otherwise described in this prospectus.
It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.
For certain Broker Dealers: If instructed by your Broker Dealer, we may allow your financial professional to effectuate withdrawals on your behalf. In the event you do not wish that your financial professional has this authority, please contact us immediately.

ANNUITY PERIOD

Annuitization involves converting your Unadjusted Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit, if any, is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit) or the optional death benefit. We currently make annuity options available that provide fixed annuity payments. Fixed annuity payments provide the same amount with each payment. You must annuitize your entire Unadjusted Account Value; partial Annuitizations are not allowed.
You have a right to choose your annuity start date, provided that it is no later than the first day of the calendar month next following the 95th birthday of the oldest of any Owner and Annuitant whichever occurs first (“Latest Annuity Date”) and no earlier than the earliest permissible Annuity Date. If you do not request an earlier Annuity Date in writing, then your Annuity Date will be the Latest Annuity Date. You may choose one of the Annuity Options described below, and the frequency of annuity payments. Certain annuity options and/or periods certain may not be available, depending on the age of the Annuitant. For qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. You may change your choices before the Annuity Date.
If needed, we will require proof in Good Order of the Annuitant’s age before commencing annuity payments. Likewise, we may require proof in Good Order that an Annuitant is still alive, as a condition of our making additional annuity payments while the Annuitant lives. We will seek to recover any life income annuity payments that we made after the death of the Annuitant.
If the initial annuity payment would be less than $100, we will not allow you to annuitize (except as otherwise specified by applicable law). Instead, we will pay you your current Unadjusted Account Value in a lump sum and terminate your Annuity. Similarly, we reserve the right to pay your Unadjusted Account Value in a lump sum, rather than allow you to annuitize, if the Surrender Value of your Annuity is less than $2,000 on the Annuity Date.
Once annuity payments begin, you no longer receive benefits under any optional living benefit (unless you have annuitized under that benefit) or the Death Benefits described below. See the “Payment of Death Benefits” section of this prospectus.
Certain of these annuity options may be available as “settlement options” to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.
Please note that you may not annuitize within the first three Annuity Years (except as otherwise specified by applicable law). Currently, contracts issued in Florida may be annuitized after the first Annuity Year.
For Beneficiary Annuities, no annuity payments are available and all references to Annuity Date are not applicable.
Option 1
Life Income Annuity Option with a Period Certain: Under this option, income is payable monthly, quarterly, semi-annually, or annually for the number of years selected (the “period certain”), subject to our then current rules, and thereafter until the death of the Annuitant. Should the Owner or Annuitant die before the end of the period certain, the remaining period certain payments are paid to any surviving Owner, or if there is no surviving Owner, the named Beneficiary, or your estate if no Beneficiary is named, until the end of the period certain. If an annuity option is not selected by the Annuity Date, this is the option we will automatically select for you and payments will be made monthly. We will use a period certain of 10 years, or a shorter duration if the Annuitant’s life expectancy at the time the Annuity Option becomes effective, as computed under applicable IRS tables, is less than 10 years. In addition, for qualified annuities, the period certain option may be limited to 10 years or less depending on the circumstances. If in these instances the duration of the period certain is prohibited by applicable law, then we will pay you a lump sum in lieu of this option.
Option 2
Joint Life Annuity Option. Under the joint lives option, income is payable monthly, quarterly, semi-annually, or annually, as you choose, during the joint lifetime of two Annuitants, ceasing with the last payment prior to the death of the second Annuitant. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the Annuitants occurs before the date the second payment was due, and no other payments or death benefits would be payable.
Annuity Payments under the Defined Income Benefit (Guaranteed Income Amount Option): If the Defined Income Benefit is in effect for your Annuity when annuity payments are required to begin under the terms of your Annuity or when you decide to annuitize your Annuity, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Defined Income Benefit (annuity Option 1 and Option 2, described above); or

2.	request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Guaranteed Income Amount on that date. If this option is elected, the Guaranteed Income Amount will not increase after annuity payments have begun. We will make payments until the death of the Designated Life, or, if the Guaranteed Income Amount is being calculated on the basis of Spousal Designated Lives, until the death of the remaining spouse. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charges, to the applicable annuity payment rates results in a higher annual payment, we will give you the higher annual payment.

Annuity Payments under the Dynamic Income Benefit: If the Dynamic Income Benefit is in effect for your Annuity when annuity payments are required to begin under the terms of your Annuity or when you decide to annuitize your Annuity, you can elect one of the following two options:

1.	apply your Account Value, less any applicable tax charges, to any other annuity option available for annuity payments not under the Dynamic Income Benefit (annuity Option 1 and Option 2, described above); or

2.	request that we make annuity payments each year equal to the Annual Income Amount determined for that Benefit Year. If this option is elected, we will make fixed payments of that Annual Income Amount until the death of the Designated Life, or, if the Annual Income Amount is being calculated on the basis of Spousal Designated Lives, until the death of the remaining spouse. In the Benefit Year in which this option is elected, the only amount payable is the Annual Income Amount not yet withdrawn in that Benefit Year. No unused Annual Income Amount will be paid out so you should carefully consider when to choose to annuitize if you have unused Annual Income Amounts. We must receive your request in a form acceptable to us at our Service Center. If applying your Account Value, less any applicable tax charges, to the applicable annuity payment rates results in a higher annual payment, we will give you the higher annual payment. You may choose the frequency of payments from the options we allow and your first payment will be made on the Valuation Day next following our receipt of your request in Good Order.

Default Annuitization when an Optional Living Benefit is in effect on an Annuity
If you do not elect one of the options above by the time mandatory annuity payments are to begin, we currently make equal monthly annuity payments beginning on the 1st day of the month immediately following the date that your annuity payments are set to begin as:

●	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse on the date monthly annuity payments would begin, or

●	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives is living on the date monthly annuity payments would begin.

In addition, each of the payments above will consist of 120 payments certain (or a lesser number of payments certain if the life expectancy of the Annuitant at the time payments are to begin is less than 10 years, based on applicable IRS tables), by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. We reserve the right at any time to increase or decrease the length of any annuity payout option, including but not limited to any period certain in order to comply with the Code (e.g., to shorten the period certain to match life expectancy under applicable IRS tables). The amount that will be applied to provide such annuity payments will be the greater of:

1.	the present value of

a.	future Guaranteed Income Amount payments if the Defined Income Benefit is in effect for the Annuity; or

b.	future Annual Income Amount payments at the last determined Annual Income Amount as of the Annuity Date if the Dynamic Income Benefit is in effect for the Annuity.

Such present value will be calculated using the same basis that is used to calculate the greater of the current and the guaranteed annuity rates in the Annuity; and

2.	the Account Value.

Once we receive your election to commence annuity payments, or we make the first payment under a default annuity payment option provision, we will only make annuity payments guaranteed under the specific annuity payment option, and the annuity payment option cannot be changed.
Other Annuity Options We May Make Available
At the Annuity Date, we may make available other annuity options not described above.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes information about the benefits available under the Annuity. Certain Contract Benefits may not be available through certain financial intermediaries. See Appendix D, ‘Financial Intermediary Variations’ and the Cover Page for additional information.

Name of Benefit	Purpose	Standard or Optional	Current Fee	Maximum Fee	Restrictions/Limitations
Prudential Defined Income Benefit1,[2]	Provides a guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over one lifetime, or over the Owner/Annuitant and their spouse’s lifetime.	Optional	0.80%	1.50% (percentage of the net assets of the Variable Options)
You may not select certain Portfolios. Please refer to Appendix A for Variable Option availability. The 6 or 12 Month DCA Program is not available. Advisory Fees deducted from your Account Value will not be considered “Lifetime Withdrawals” and will not reduce the Guaranteed Income Amount or cause an Excess Withdrawal.

Prudential Dynamic Income Benefit[2]	Provides a variable amount of income, under which, subject to the terms of the benefit, you have the opportunity to take withdrawal amounts over one lifetime, or over the Owner/Annuitant and their spouse’s lifetime.	Optional	0.40%	1.00% (percentage of Unadjusted Account Value)	Advisory Fees deducted from your Account Value are treated as withdrawals, and withdrawals may reduce your Income Base and Annual Income Amount in future years. Such reductions may be significant.
Basic Death Benefit	Provides protection for your Beneficiary(ies) by ensuring that they do not receive less than your Account Value.	Standard	None.	None.	Advisory Fees deducted from your Account Value are treated as withdrawals, and withdrawals will reduce your Minimum Death Benefit amount on a proportional basis. Such reductions may be significant.
Return of Adjusted Purchase Payments Death Benefit	Provides an enhanced level of protection for your Beneficiary(ies) by providing a death benefit equal to the greater of Account Value and Return of Adjusted Purchase Payment amount.	Optional	0.10%	0.10% (percentage of the net assets of the Variable Options)
The availability of Contract benefits may vary depending on the investment advisor or broker-dealer through which the Contract is sold. Please refer to “Appendix D – Financial Intermediary Variations.” Advisory Fees deducted from your Account Value will not be considered a withdrawal from your Account Value and will not reduce Adjusted Purchase Payments.

Dollar Cost Averaging	Allows you to systematically transfer a percentage amount out of one variable Investment Option and into any other variable Investment Option(s).	Standard	None.	None.	Minimum allocation requirements.
Auto-Rebalancing	You can direct us to automatically rebalance your assets to return to your original allocation percentage or to a subsequent allocation percentage you select.	Standard	None.	None.	None.
1.	This benefit is no longer available for new elections.
2.	We may increase the current charge for the Defined Income Benefit and the Dynamic Income Benefit after the 3rd Benefit Anniversary. We will notify you in writing in advance of an increase in the charge for the benefit. You will have the option of refusing the charge increase. If you refuse the charge increase, the charge for the Defined Income Benefit or the Dynamic Income Benefit, as applicable, will continue at the current rate until the benefit terminates. If you wish to opt out of the charge increase, you must notify us within the period stated in our notice to you; otherwise the charge increase will become effective. When we receive your opt-out request, we will send you a form confirming the estimated dollar amount of the 5% reduction in the applicable income amount. If you still wish us to process your opt-out request, you must sign and return the form to us at our Service Center in Good Order.

OPTIONAL LIVING BENEFITS
Overview
Pruco Life offers two optional living benefits, for an additional charge; the Defined Income Benefit and the Dynamic Income Benefit. Each of these benefits provide for income during the life of the Owner or the lives of the Owner and spouse and only one of the benefits can be on an Annuity at a time. Defined Income Benefit is no longer available for sale or election. The optional benefits are not available if your Annuity is a Beneficiary Annuity. Notwithstanding the additional protection provided by the benefits, the additional cost for the benefit you elect will ultimately reduce your Account Value. We reserve the right to cease offering the Dynamic Income Benefit for new elections at any time. If we decide to stop offering Dynamic Income Benefit in connection with the Annuity, we will first amend this prospectus.
The chart below highlights the basic similarities and differences between these benefits and more detailed information about each benefit follows. Your financial professional can help you determine whether either of these benefits may be right for your investment goals and risk comfort level.

	Defined Income Benefit	Dynamic Income Benefit
Can I elect the benefit after the Annuity is issued?	No	Yes See the Rate Sheet Supplement then in effect for applicable rates.
Can I choose to terminate benefit?	Yes, after the first Benefit Year	Yes, after the first Benefit Year
Do investment restrictions apply?	Yes The Account Value must be allocated to a limited number of specified fixed income Investment Options.	No
Does the benefit’s income amount grow?
Yes, until income begins and then due to any subsequent Purchase Payments.
Before the first Lifetime Withdrawal, the Guaranteed Income Amount (GIA) will grow by the daily equivalent of the Income Growth Rate. When you take the first Lifetime Withdrawal, the GIA is locked in for life, subject to any increase due to subsequent Purchase Payments and reductions due to Excess Withdrawals.

Potentially.
Before first Income Withdrawal, the daily incremental amount of the annual Income Deferral Rate will be added to the Income Percentage increasing the Income Percentage that will be applied to the Income Base to determine the Annual Income Amount (AIA). The Income Base will also vary with investment performance of the Annuity (net of fees) so the income amount may increase or decrease from year to year even after you begin taking Income Withdrawals.

Do the Benefit Payments vary in amount?	No	Yes, while there is Account Value, Benefit Payments can increase or decrease based on net Account performance and Subsequent Purchase Payments can increase the benefit amount.
Are subsequent Purchase Payments allowed when the benefit is in effect?	No	Yes, subject to our right to restrict and age limits. Subsequent Purchase Payments are subject to then current rates.
Can I choose a single or spousal benefit before income begins?	Yes	Yes
Are there restrictions on Owner, Annuitant and Beneficiary designations and can changes to these designations cause the benefit to terminate?	Yes	Yes
Is the income amount reduced for withdrawals other than those taken under the benefit?	Yes, proportionally, before the first Lifetime Withdrawal. Once Lifetime Withdrawals begin, the GIA is reduced by the amount of each withdrawal up to the available GIA.
Yes, indirectly, before the first Income Withdrawal is taken, since the Income Base used to determine the income amount is reduced by each Non-Income Withdrawal.
Once Income Withdrawals begin, the Annual Income Amount, plus amounts carried over from prior Benefit Years, are reduced by the amount of the withdrawal up to that total amount.

Is the income amount reduced for Excess Income?	Yes, proportionately	Yes, indirectly, since the Excess Income reduces the Income Base used to determine the income amount.
Can I carry over any income not withdrawn?	No	Yes

	Defined Income Benefit	Dynamic Income Benefit
Can I take RMDs associated with the Annuity as an income withdrawal even if they exceed the available benefit income amount?	Yes	Yes
Can I allow Advisory Fees to be taken from the Annuity to pay my investment advisor?	Yes, up to the maximum amount we allow, currently 1.50% of Account Value. See “Taxes” for information about how these amounts are tax reported.
Yes, up to the maximum amount we allow, currently 1.50% of Account Value. See “Prudential Dynamic Income Benefit” for information about the impact of deducting Advisory Fees from your Account Value. See “Taxes” for information about how these amounts are tax reported.

Can Benefit Payments continue after the Account Value reaches zero?	Yes, for the life of the Designated Life or Spousal Designated Lives, as applicable.	Yes, until the death of the Designated Life or the Spousal Designated Life, as applicable.
PRUDENTIAL DEFINED INCOME BENEFIT
The Defined Income Benefit is no longer available for election.
The Defined Income Benefit is an optional guaranteed lifetime withdrawal benefit, under which, subject to the terms of the benefit, we guarantee your ability to receive periodic income payments over your lifetime (“Designated Life”), or over your and your spouse’s lives (“Spousal Designated Lives”) and you may change your choice of these options any time before you begin taking Lifetime Withdrawals under the benefit. Generally, if your Account Value is reduced to zero and you meet certain requirements, we make lifetime payments available based on the “Guaranteed Income Amount.” The Designated Life or the younger of the Spousal Designated Lives, as applicable, must be at least age 45 at the time the benefit is elected and the younger of the Spousal Designated Lives must have been at least age 45 when the benefit was elected for the Annuity even if that person does not become a designated life until a later date. The date on which the benefit was added to your Annuity is called the “Benefit Effective Date” in this prospectus and benefits are measured based on “Benefit Years”. You should note that the Benefit Year will be reset following the first Lifetime Withdrawal and this reset operates differently depending on whether your contract is a tax-qualified contract or a Non-qualified contract. The Defined Income Benefit has a separate charge as described below. The benefit will terminate upon specified events (see “Termination of the Defined Income Benefit”). You can choose to terminate the benefit after the first Benefit Year. If you choose to terminate the benefit, you may not re-elect it.
The Defined Income Benefit provides a lifetime income benefit and an Annuitization benefit. Under the lifetime income benefit, each Benefit Year, regardless of the impact of Variable Option performance on the Account Value, you may withdraw an amount we call the “Guaranteed Income Amount.” Once you elect to take a withdrawal of the Guaranteed Income Amount, a “Lifetime Withdrawal,” such withdrawals will be available each Benefit Year until the death of the Designated Life, the simultaneous deaths of Spousal Designated Lives, or the death of the spouse who continued the Annuity and the Defined Income Benefit by spousal continuation of the Annuity under our rules regarding spousal continuation. This lifetime income benefit is subject to our rules regarding the timing and amount of withdrawals and limitations on Investment Options. Certain withdrawals can negatively impact the lifetime income benefit or cause it to terminate. Please see “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount” and “Impact of Lifetime Withdrawals on the Guaranteed Income Amount.”
The Defined Income Benefit’s Rate Sheet Prospectus Supplement
The current Income Growth Rate and Income Percentages used to determine the initial Guaranteed Income Amount or any additional Guaranteed Income Amount created by subsequent Purchase Payments for Annuities already in effect are disclosed in the Rate Sheet Prospectus Supplement. The Rate Sheet Prospectus Supplement containing rates for determining your initial Guaranteed Income Amount is attached to the prospectus you receive at the time you purchase your Annuity.
Please note, in order to receive the applicable Income Growth Rate and Income Percentages stated in a Rate Sheet Prospectus Supplement, your benefit election form must be signed and received by us in Good Order within the stated time period during which such rates will apply.
We may change the Income Growth Rate and Income Percentages periodically and will issue a new Rate Sheet Prospectus Supplement each time we do so. Each Rate Sheet Supplement we issue will supersede all previous Rate Sheet Supplements and the Income Growth Rates and Income Percentages therein. While the Defined Income Benefit is in effect for your Annuity, any Purchase Payment you make to the Annuity after it is issued will be subject to the Income Growth Rate and Income Percentages in effect on the Valuation Day we apply the Purchase Payment to your Annuity. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudential.com/regdocs/PLAZ-MYROCK-STAT. Please note, subsequent Purchase Payments are no longer permitted if you elected the Defined Income Benefit.

Description of the Lifetime Income Benefit
You are guaranteed to be able to withdraw the Guaranteed Income Amount, which can change due to withdrawals and subsequent Purchase Payments as described below, for the lifetime of the Designated Life (or Spousal Designated Lives) provided you do not take withdrawals of Excess Income that result in your Account Value being reduced to zero. (See “Designation and Ownership Requirements for the Defined Income Benefit” for details regarding the Designated Life (or lives)). Withdrawals are taken first from your own Account Value. We are only required to begin making lifetime income payments to you under our guarantee when and if your Account Value is reduced to zero for any reason other than a withdrawal of Excess Income (“Guarantee Payments”). The Defined Income Benefit may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that Variable Option performance will not affect your ability to receive annual payments. You are not required to take Lifetime Withdrawals and the guarantees provided by the Defined Income Benefit are not lost if you withdraw less than the maximum allowable amount each year.
Although you are guaranteed the ability to withdraw your Guaranteed Income Amount for life even if your Account Value falls to zero, if any withdrawal is a withdrawal of Excess Income (as described below) and reduces your Account Value to zero, your Guaranteed Income Amount would also become zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Defined Income Benefit. (In marketing and other materials, we may refer to Excess Income as “Excess Withdrawals”.)
Please note that your Account Value is not guaranteed, can fluctuate, and may lose value.
Investment Limitations: When you elect the Defined Income Benefit for your Annuity, your Account Value must be fully invested in the Permitted Variable Options. See “Limitations with Optional Living Benefits - Defined Income Benefit” in Appendix A for a list of the Permitted Variable Options.
Guaranteed Income Amount: The initial Guaranteed Income Amount is determined on the Benefit Effective Date and then appreciates, as described below, at the applicable Income Growth Rate until you take the first Lifetime Withdrawal. We refer to this appreciation as “Income Growth.” The initial Guaranteed Income Amount is calculated by multiplying the Account Value on the Benefit Effective Date by the applicable Income Percentage. The applicable Income Percentage is based on the Designated Life, or the younger of the Spousal Designated Lives, on the Benefit Effective Date and, for any Subsequent Purchase Payments, on the Valuation Day each Additional Purchase Payment is allocated to your Annuity. If the Spousal Designated Life has been added, changed, or removed before the first Lifetime Withdrawal, we recalculate the Guaranteed Income Amount using the applicable Income Percentage(s) as described herein and in the Additional Purchase Payment section below based on the named Designated Life or younger of the Spousal Designated Lives as of the effective date of each such addition, change, or removal. If you elect the Defined Income Benefit for your Annuity, the initial Income Growth Rate and Income Percentages that apply will be contained in the Schedule Supplement we issue to you with the Defined Income Benefit Rider. Also, over time, we will maintain a record of historical Income Growth Rates and Income Percentages in the Statement of Additional Information which is available upon request.
After the Benefit Effective Date, the Guaranteed Income Amount will be increased due to any additional Adjusted Purchase Payments and reduced due to any Withdrawals as described in “Purchases and Contract Value” and “Impact of Withdrawals” below. (Examples of each of these adjustments to the Guaranteed Income Amount are provided at the end of this section.) Additionally, we apply Income Growth to the Guaranteed Income Amount each Valuation Day until you take the first Lifetime Withdrawal from the Annuity. Since your Guaranteed Income Amount can be decreased by Non-Lifetime Withdrawals and increased by subsequent Purchase Payments, the amount of the Income Growth on each Valuation Day is determined separately for your initial Guaranteed Income Amount and any additions to the Guaranteed Income Amount from subsequent Purchase Payments. We calculate the total Income Growth for a Valuation Day by adding the result of (1) and (2) below.

1.	The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against the initial Guaranteed Income Amount. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the initial Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. See “Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount”.)

2.	The daily equivalent of the applicable Income Growth Rate for each calendar day between the prior Valuation Day and the Current Valuation Day multiplied against any additional Guaranteed Income Amount where additional Guaranteed Income Amounts are determined as described in “Purchases and Contract Value”. (Note that if a Non-Lifetime Withdrawal has been taken before the Valuation Day on which we are making this calculation, the additional Guaranteed Income Amount will have been proportionally reduced by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal.)

Income Growth increases to the Guaranteed Income Amount stop once you take the first Lifetime Withdrawal. Also, once you take the first Lifetime Withdrawal in any Benefit Year, the remaining Guaranteed Income Amount for that Benefit Year is reduced for Lifetime Withdrawals and increased for any subsequent Purchase Payments as described in the “Impact of Lifetime Withdrawals on the Guaranteed Income Amount” and “Additional Purchase Payment(s)” sections below.
Additional Purchase Payment(s): We no longer accept subsequent Purchase Payments if you have elected the Defined Income Benefit.
For information about potential restrictions on Purchase Payments see “Purchases and Contract Value”.

Impact of Withdrawals

●
Impact of Non-Lifetime Withdrawals on the Guaranteed Income Amount: You may designate one or more withdrawals before your first Lifetime Withdrawal as a Non-Lifetime Withdrawal. Non-Lifetime Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Lifetime Withdrawal, proportionally reduce the Guaranteed Income Amount by the ratio of the Non-Lifetime Withdrawal amount to the Account Value immediately prior to the Non-Lifetime Withdrawal. There is no limit on the number of Non-Lifetime Withdrawals you can take. However, Non-Lifetime Withdrawals are subject to the minimum Surrender Value.

●
Impact of Lifetime Withdrawals on the Guaranteed Income Amount: Any Lifetime Withdrawal you take will reduce the remaining Guaranteed Income Amount available during an Annuity Year by the amount of the withdrawal on a dollar-for-dollar basis in that Benefit Year. Lifetime Withdrawals are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value.

All or any portion of a Lifetime Withdrawal that causes cumulative withdrawals in that Benefit Year to exceed the Guaranteed Income Amount for that Benefit Year, called “Excess Income,” will impact the value of the benefit, including a permanent reduction in your future guaranteed amounts. Each withdrawal of Excess Income proportionally reduces the Guaranteed Income Amount available for future Benefit Years. Each proportional reduction is calculated by multiplying the Guaranteed Income Amount by the ratio of the Excess Income to the Account Value immediately after the withdrawal of any Guaranteed Income Amount and before the withdrawal of the Excess Income (even if both withdrawals occurred in the same day or as one withdrawal request).
In general, withdrawals made from the Annuity during a Benefit Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section of this prospectus.
For the purposes of the Defined Income Benefit, Advisory Fees will not be considered Lifetime Withdrawals and, accordingly, will not reduce the Guaranteed Income Amount or cause an Excess Withdrawal.
For examples of the impact of Lifetime and Non-Lifetime Withdrawals on the Guaranteed Income Amount, please see below.
Withdrawal Flexibility: Lifetime Withdrawals are not required. However, once you take the first Lifetime Withdrawal, the Guaranteed Income Amount is not adjusted in subsequent Benefit Years even if you decide not to take a Lifetime Withdrawal in a Benefit Year or take Lifetime Withdrawals in a Benefit Year that, in total, are less than the Guaranteed Income Amount.
In the absence of your express designation of a Withdrawal as a Lifetime Withdrawal or a Non-Lifetime Withdrawal, we will process a request for a Withdrawal as a Lifetime Withdrawal. You may use the systematic withdrawal program we make available to make withdrawals of the Guaranteed Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit).
The Defined Income Benefit does not affect your ability to take partial withdrawals under your Annuity or limit your ability to take partial withdrawals that exceed the Guaranteed Income Amount, subject to the minimum Surrender Value. Because the Guaranteed Income Amount is determined in a way that is not related to Account Value, it is possible for the Account Value to fall to zero, even though the Guaranteed Income Amount remains.
You decide when to begin Lifetime Withdrawals. It is possible that you could pass away before electing to receive lifetime payments from the Defined Income Benefit, or you may not receive enough lifetime income to exceed the amount of fees you have paid us for the benefit before your death. However, your Beneficiaries may receive a death benefit as described in this prospectus in the event of your death. Please see “Benefits Available Under the Contract” in the prospectus. Also, if you have not begun Lifetime Withdrawals under the Defined Income Benefit before your death, your surviving spouse will have the option to continue the Spousal Defined Income Benefit provided he/she is the Annuity’s sole primary Beneficiary, opts to continue the Annuity and the benefit, and meets our rules and applicable regulatory requirements for spousal continuation.
Account Value is Reduced to Zero under the Defined Income Benefit
Once your Account Value is reduced to zero, you may not make subsequent Purchase Payments to your Annuity.
If your Account Value is reduced to zero while the Defined Income Benefit is in effect for your Annuity, any payments we make under the benefit will be treated as Guarantee Payments. When your Account Value is reduced to zero as a result of withdrawals in a Benefit Year that are less than or equal to the Guaranteed Income Amount, and Guarantee Payments are still payable under the Defined Income Benefit, we will make an additional payment for that Benefit Year equal to any remaining Guaranteed Income Amount for the Benefit Year. In that case, the remaining Guaranteed Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Benefit Years we make annuity payments that equal the Guaranteed Income Amount in effect at the time your Account Value is reduced to zero. We will make these payments until the death of the Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of remaining spouse who could elect and elected spousal continuation of the Annuity and the Defined Income Benefit.
If your Account Value is reduced to zero due a withdrawal of Excess Income (i.e., a Lifetime Withdrawal that exceeds the Guaranteed Income Amount) or if you take a Non-Lifetime Withdrawal that reduces your Account Value to zero, the Annuity and the Defined Income Benefit terminate and we will pay no further amounts to you.
Unless you request an alternate mode of payment we make available, we make Guarantee Payments monthly. However, if the monthly Guarantee Payment you would receive is less than $100, we reserve the right to make Guarantee Payments at different intervals, and such payments will be made at least annually.

If permitted by law or upon your request in Good Order, we will commute any Guarantee Payments due and pay you a lump sum if the total Guarantee Payment due each Benefit Year is less than $100. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

●	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Guarantee Payments would begin, or

●	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives are living when Guarantee Payments would begin.

We use the same basis that is used to calculate the guaranteed annuity payments in the Annuity.
In addition to the guaranteed lifetime income feature, the Defined Income Benefit also provides for annuity payments. Please see the “Annuity Period - Annuity Payments under the Defined Income Benefit” section for a description of annuity options that apply under the Defined Income Benefit.
Example of Withdrawals Under the Defined Income Benefit
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the first two examples:

●	A new Benefit Year begins on November 1st

●	The first withdrawal is a Lifetime Withdrawal under the Defined Income Benefit

●	On October 24th of the following calendar year, a $2,500 Lifetime Withdrawal is taken from the Annuity

●	On October 29th of the same year, a $5,000 withdrawal including Excess Income is taken from the Annuity,

Example of Dollar-for-Dollar Reductions
On October 24th, the Guaranteed Income Amount is $6,000. When $2,500 is withdrawn from the Annuity on this date, the remaining Guaranteed Income Amount for that Benefit Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the Guaranteed Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, when the withdrawal of $5,000 occurs on October 29th, the Account Value at the time and immediately prior to this withdrawal is $118,000. The first $3,500 of this withdrawal reduces the Guaranteed Income Amount for that Benefit Year to $0. The remaining withdrawal amount of $1,500 proportionally reduces the Guaranteed Income Amount in future Annuity Years. (Note that if there are other future withdrawals in that Benefit Year, each would result in another proportional reduction to the Guaranteed Income Amount).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Less amount of “non” Excess Income	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Ratio	1.31%
Guaranteed Income Amount	$6,000.00
Less ratio of 1.31%	$78.60
Guaranteed Income Amount for future Benefit Years	$5,921.40
Example – Non-Lifetime Withdrawal (proportional reduction)
This example is purely hypothetical and does not include the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the proportional reduction of the Non-Lifetime Withdrawal under this benefit. Assume the following:

●	The Benefit Effective Date is December 3rd

●	On October 3rd of the following calendar year, the Guaranteed Income Amount is $6,000 and the Account Value is $120,000.

●	Also, on that same October 3rd, $15,000 Non-Lifetime Withdrawal is taken from the Annuity.

All guarantees associated with the Defined Income Benefit will be reduced by the ratio of the total withdrawal amount to the Account Value just prior to the withdrawal being taken.

Here is the calculation:

Withdrawal amount	$15,000.00
Divided by Account Value before withdrawal	$120,000.00
Equals ratio	12.5%
All guarantees will be reduced by the above ratio (12.5%)
Guaranteed Income Amount before Non-Lifetime withdrawal	$6,000.00
Less ratio of 12.5%	$750.00
Guaranteed Income Amount for future Benefit Years	$5,250.00
When determining whether your withdrawal has exceeded the Guaranteed Income Amount, we will include the amount of any applicable tax withholding. Accordingly, when you request a withdrawal amount and this amount is subject to tax withholding, the full amount distributed to you (e.g., the amount you request, plus the applicable withholding amount) will be considered against your available Guaranteed Income Amount. Any portion of the withdrawal that exceeds your available Guaranteed Income Amount would be treated as Excess Income and thus would reduce your Guaranteed Income Amount in subsequent years.
Examples-Impact of Subsequent Purchase Payments on Guaranteed Income Amount
Examples of the impact of additional Purchase Payment on the Guaranteed Income Amount are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Defined Income Benefit or any other fees and charges under the Annuity. We assume the following for the example:

●	The Benefit Effective Date is September 9th, the initial Guaranteed Income Amount is $6,250, and the Income Growth Rate applied to the initial Guaranteed Income Amount is 8.00%.

●	On March 9th of the following year the Guaranteed Income Amount has increased to $6,500, Lifetime Withdrawals have not begun, and an additional Purchase Payment of $25,000 is made to the Annuity.

●	There is one Designated Life named.

Example of Guaranteed Income Amount Increase due to Additional Purchase Payment
The current Income Percentage based on the attained age of the Designated Life is 5.00% and current Income Growth Rate is 6.00% on March 9th. The additional Purchase Payment of $25,000 is applied to the Annuity on March 9th. Following application of the additional Purchase Payment, the Guaranteed Income Amount available for withdrawal is increased to $7,750 as of March 9th. This is the result of an increase to Guaranteed Income Amount of 5.00% of the additional Purchase Payment of $25,000 (5% of $25,000 = $1,250 of additional Guaranteed Income Amount).
Example of Increase to Guaranteed Income Growth due to Additional Purchase Payment
Continuing the previous example, as noted above, the annual Income Growth Rate on the $6,500 Guaranteed Income Amount is 8.00%. That portion of the Guaranteed Income Amount will increase by $500 each year (8% of $6,250 = $500) until the first Lifetime Withdrawal, assuming no Non-Lifetime Withdrawals. When the additional Purchase Payment of $25,000 is made on March 9th and increases the Guaranteed Income Amount by $1,250, the current Income Growth Rate of 6.00% will apply to this increase in the Guaranteed Income Amount. As a result, that additional Guaranteed Income Amount of $1,250 will increase by $75 each year (6% of $1,250 = $75) until the first Lifetime Withdrawal assuming no Non-Lifetime Withdrawals.
Here is the calculation:

Guaranteed Income Amount before additional Purchase Payment	$6,500.00
Additional Purchase Payment	$25,000.00
Current Designated Life Income Percentage	5.00%
Additional Guaranteed Income Amount	$1,250.00
New Guaranteed Income Amount	$7,750.00
Annual Income Growth before additional Purchase Payment	$500.00
Current Income Growth Rate	6.00%
Additional Annual Income Growth	$75.00
New Annual Income Growth	$575.00

Other Important Considerations

●
You should carefully consider when to begin taking Lifetime Withdrawals. If you begin taking withdrawals shortly after the Benefit Effective Date, you may maximize the time during which you may take Lifetime Withdrawals due to longer life expectancy but may limit your ability to take advantage of the opportunity to increase your future Guaranteed Income Amount by the Income Growth Rate. You should discuss with your financial professional or investment advisor when it may be appropriate for you to begin taking Lifetime Withdrawals.

●
The current annualized charge for the Defined Income Benefit is 0.80% assessed against your assets in the Variable Options. You will begin paying this charge on the Benefit Issue Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. After the third anniversary of the Benefit Effective Date, we may increase the charge for the Defined Income Benefit. You will have an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Guaranteed Income Amount will be reduced by 5% as of the next anniversary of the Benefit Effective Date. Please see “Benefits Available Under the Contract” for more information on the “opt out” process and obtaining an estimate of the 5% reduction.

●	If you elect this benefit after your Annuity is issued, or terminate and later re-elect this benefit, you may be required to reallocate to the Variable Options we are then offering with the benefit.

●
If Variable Option allocation requirements apply while the benefit is in effect, your Account Value will remain in the required Variable Options after termination of the benefit until you instruct us otherwise.

●	Any death benefit under the Annuity will terminate if your Account Value is reduced to zero by withdrawals taken under the Defined Income Benefit.

●
If there has been a misstatement of the age of a Designated Life or Spousal Designated Life upon whose life the guarantees under this benefit are based, we will make adjustments to any availability and any benefits payable under this benefit to conform to the facts.

Facility of Payment: We reserve the right, in settlement of full liability, to make Guarantee Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Guarantee Payment is subject to evidence we receive in Good Order that the Designated Life, or at least one of the Spousal Designated Lives, as applicable is then alive. We may withhold such Guarantee Payments until we receive such evidence or evidence satisfactory to us of the life of the Designated Life or at least one of the Spousal Designated Lives, as applicable. We credit interest on such withheld Guarantee Payments at the rate required by law. Should we subsequently determine withheld Guarantee Payments are payable, we will pay the withheld Guarantee Payments and any applicable interest credited in a lump sum.
Recovery of Excess Guarantee Payments: We may recover from you or your estate any Guarantee Payments made after the death of the Designated Life or the Spousal Designated Life.
Termination of the Defined Income Benefit
The benefit and any payments to be made thereunder automatically terminate upon the first to occur of the following:

1.	your surrender of the Annuity;

2.	your elective termination of the benefit after the first Benefit Year while the Account Value is greater than zero (you can not re-elect the benefit after you choose to terminate it);

3.	our receipt of Due Proof of Death of the Decedent if Lifetime Withdrawals have not begun, unless spousal continuation occurs;

4.	our receipt of Due Proof of Death of the Designated Life if Lifetime Withdrawals have begun on a Designated Life basis;

5.	our receipt of Due Proof of Death of the surviving Spousal Designated Life if the Defined Income Benefit had been continued;

6.	we process a request to change any designation of the Annuity that either results in a violation of the “Owner, Annuitant and Beneficiary Designations” section of this prospectus, or is a change that is not permitted under our rules than in effect;

7.	you first allocate or transfer any portion of your Account Value to any Investment Options which are not permitted for use with the Defined Income Benefit at the time of the allocation or transfer;

8.	any portion of your Account Value is transferred to begin annuity payments (although if you have elected to receive the Guaranteed Income Amount in the form of annuity payments, we will continue to pay the Guaranteed Income Amount);

9.	the Account Value and the Guaranteed Income Amount are zero;

10.	Guarantee Payments become payable if: a) the Designated Life is not living as of that date and Lifetime Withdrawals have begun on a Designated Life basis or b) neither of the Spousal Designated Lives are living as of that date and Lifetime Withdrawals have begun on a Spousal Designated Life basis;

11.	the date of death of the Designated Life if it occurs after Guarantee Payments have begun on a Designated Life basis;

12.	the date of death of the last surviving Spousal Designated Life if it occurs after Guarantee Payments have begun on a Spousal Designated Life basis.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after the applicable age. For a Tax-Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any additional tax or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a Non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.
See “Taxes” for more detailed information about the tax treatment of withdrawals, the applicable age and for further discussions of RMDs.
DESIGNATION AND OWNERSHIP REQUIREMENTS FOR THE DEFINED INCOME BENEFIT
Subject to its terms and conditions, the Defined Income Benefit provides for Lifetime Withdrawals and Guarantee Payments on either a Designated Life or a Spousal Designated Lives basis. We will issue the benefit on a Designated Life basis unless you name a Spousal Designated Life when you purchase the benefit for your Annuity. You can add or change the Spousal Designated Life before the first Lifetime Withdrawal and may be able to change the Designated Life (in the event of divorce) as described below. If you choose to change the Spousal Designated Life after the Benefit Effective Date (or a change to the Designated Life occurs as a result of divorce) and such change is allowed under our rules, the change will be effective on the Valuation Day we receive your request for the change at our Service Center in Good Order and we will provide you with acknowledgment of the change. If there is no Spousal Designated Life named at the time you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while the Designated Life is still living. If Spousal Designated Lives are named when you begin Lifetime Withdrawals, such Withdrawals and Guarantee Payments, if any, would be available only while at least one spouse named as a Spousal Designated Life is still living.
Requirements for the Defined Income Benefit on a Designated Life basis:
Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Designated Life. If two Owners are named, one of the Owners must be the Annuitant and that person will also be the Designated Life. The other Owner must be the spouse of the Designated Life and, while the Owners are alive, they must be named each other’s sole primary Beneficiary for the Annuity. If the Owner is an entity that we permit, the Annuitant must be the Designated Life.
If the natural person who was then identified on our records as the Designated Life dies, the Defined Income Benefit terminates as of our receipt of Due Proof of Death of the Designated Life unless the Annuity and the benefit are eligible for spousal continuation and such continuation is elected by the surviving spouse. A surviving spouse who can continue the Annuity under spousal continuation can only continue the Defined Income Benefit if Lifetime Withdrawals had not begun at the time of the death of the Designated Life. If spousal continuation is available and elected, the surviving spouse becomes the Designated Life and no further changes in the Designated Life can be made.
Requirements for the Defined Income Benefit on a Spousal Designated Life Basis:
Spousal Designated Lives: Such persons must be each other’s Spouse on the date the benefit is elected with Spousal Designated Lives or when a spouse is added to the benefit if allowed under our rules. If the Owner is a natural person, he/she must be the Annuitant, and will also be the Designated Life. The spouse of the Designated Life will be the Spousal Designated Life and the Designated Life’s sole primary Beneficiary for as long as the Designated Life is alive. If two Owners are named, one Owner must be the Annuitant and will also be the Designated Life. The other Owner must be the spouse of the Designated Life and will be the Spousal Designated Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, a Spousal Designated Life can only be named if the Defined Income Benefit is in effect for the Annuity and the Annuity is eligible for spousal continuation by the surviving spouse of the Annuitant under the law and our rules at the time of the Annuitant’s death. When a natural person who was then identified on our records as the Designated Life dies and a Spousal Designated Life is named, except as stated below, the surviving spouse will become the Designated Life as of the deceased spouse’s date of death. Where the surviving spouse chooses to receive the Death Benefit under the Annuity and chooses not to continue the Annuity under spousal continuation, if eligible, the surviving spouse would not become the Designated Life and, instead, the benefit would terminate. Until Lifetime Withdrawals begin, the Spousal Designated Life may be changed, subject to our acceptance.
Effect of Divorce on the Defined Income Benefit
The Defined Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains Ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage. When an Annuity is owned by two Owners and the divorce of the Owners results in removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the former spouse who is the joint Owner can elect to become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Spousal Designated Life Income Percentage(s) based on the age of the younger of the new Designated Life and Designated Life on the Benefit Effective Date. This change in Designated Life would become effective upon our acceptance of the form we require at our Service Center in Good Order.

In the event of the divorce of the Spousal Designated Lives, and the resulting removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the Spousal Designated Life becomes the Owner (or Annuitant if the Annuity is entity owned) and can choose to continue or terminate the Defined Income Benefit. If the benefit is continued, the new Owner (or Annuitant if entity owned) will become the Designated Life under the Defined Income Benefit; however, the Guaranteed Income Amount will be determined using the applicable Income Percentage(s) based on the younger of the Spousal Designated Lives named under the benefit immediately prior to the divorce. A new Spousal Designated Life may not be named. If the divorce occurs after the first Lifetime Withdrawal, the Guaranteed Income Amount in effect prior to the divorce does not change and Guarantee Payments will be made only until the death of the new Designated Life.
If you are considering purchase of the Defined Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the Defined Income Benefit when you establish or change these designations. See “Designation of Owner, Annuitant and Beneficiary” in this prospectus for information about the roles of each of these parties in the Annuity.
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS WITH THE DEFINED INCOME BENEFIT
You should note that changes in the Owner, Annuitant or Beneficiary can terminate the Defined Income Benefit. You should carefully consider whether to purchase the Defined Income Benefit if you anticipate changing the Owner/Annuitant designations after the Benefit Effective Date.
While the Defined Income Benefit is in Effect
If you have the Defined Income Benefit on a Designated Life basis, any change of the Annuitant under the Annuity will terminate the Defined Income Benefit, except as described above in cases of divorce, and the benefit cannot be re-elected. Similarly, any change of Owner will terminate the Defined Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Defined Income Benefit with Spousal Designated Lives, a change to the Owner or Annuitant will terminate the Defined Income Benefit in all cases, except as follows: (a) in the case of a contract with two Owners who are each other’s spouse, if one Owner dies and the surviving Owner is eligible to continue the Annuity and elects to continue the Annuity and the benefit, (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner, or (c) the Owner or Annuitant for an entity-owned Annuity is changed due to divorce as described above. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the Annuity and the benefit may not be eligible to be continued upon the first death of a Spousal Designated Life. Accordingly, the Defined Income Benefit would then terminate upon the death of the Owner (or Annuitant if the Annuity is owned by an entity).
If the Defined Income Benefit Terminates
If the Defined Income Benefit terminates, you would lose all guarantees provided by the Defined Income Benefit, and thus will lose the ability to withdraw the Guaranteed Income Amount. The Defined Income Benefit charge will no longer be included in the insurance charge for your Annuity after the benefit terminates. However, we will not refund any Defined Income Benefit charges previously assessed. If the Defined Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to Annuitization.
PRUDENTIAL DYNAMIC INCOME BENEFIT
Overview
The Dynamic Income Benefit is an optional variable income benefit, which, subject to its terms, can provide periodic Income Withdrawals in variable amounts during your lifetime (“Designated Life”), or during your and your spouse’s lives (“Spousal Designated Lives”) as you choose at the time you begin Income Withdrawals. While your Account Value is greater than zero, you can allocate it to any Investment Option(s) and you bear the risk that the selected Investment Options will not provide investment performance (net of fees) sufficient to maintain or increase your Income Withdrawals under the benefit. If your Account Value is reduced to zero and you meet certain requirements, we will provide guaranteed payments in the amount of the then current “Annual Income Amount” until the death of the Designated Life or Spousal Designated Life, as applicable. Subject to the minimum issue age for the Dynamic Income Benefit, you may elect the benefit at the time you purchase your Annuity or at any other time while the Account Value is greater than zero and before the oldest Owner of the Annuity reaches age 86 so long as we are then offering the benefit. The Designated Life or the younger of the Spousal Designated Lives, as applicable, must be at least age 45 at the time the benefit is elected and the younger of the Spousal Designated Lives must have been at least age 45 when the benefit was elected for the Annuity even if that person does not become a designated life until a later date. The date on which the benefit is added to your Annuity is called the “Benefit Effective Date” in this prospectus and benefits are measured based on “Benefit Years”. You should note that the Benefit Year will be reset following the first Income Withdrawal and this reset operates differently depending on whether your contract is a tax-qualified contract or a Non-qualified contract. The Dynamic Income Benefit has a separate charge as described below. The benefit will terminate upon specified events (see “Termination of the Dynamic Income Benefit”). You can choose to terminate the benefit after the first Benefit

Year. If you choose to terminate the benefit, you may not reelect it for 90 days following the termination. The Dynamic Income Benefit may be appropriate if you wish to make periodic withdrawals from your Annuity that could increase due to Income Deferral Rate additions to the Initial Income Percentage and any Account performance that exceeds the fees for the Annuity and the benefit.
The Dynamic Income Benefit provides a pre-income withdrawal phase, an income withdrawal phase, and an Annuitization phase. These phases are described briefly below, and more detail and examples follow in the remainder of this section.

●
Before you begin to take Income Withdrawals, we will add a daily amount to the percentage we use to determine your withdrawals under the benefit. Until your first Income Withdrawal, unless you make subsequent Purchase Payments, the percentage by which your Annual Income Amount is determined is the applicable Initial Income Percentage plus the cumulative daily accruals of the applicable Income Deferral Rate. If you make subsequent Purchase Payments, we use a weighted Income Percentage as described below. Assuming your Account performance is at least zero, these increases to the Initial Income Percentage increase the amount you can take as withdrawals under the benefit without negatively impacting future amounts. Also, your Account performance will increase or decrease the amount that becomes available for these withdrawals.

●
In the Income Withdrawal Phase, you may withdraw up to an amount we call the “Annual Income Amount” each Benefit Year and, in any Benefit Year in which you do not take your full Annual Income Amount, the dollars not withdrawn will be available for withdrawal in subsequent Benefit Years. Any amounts carried over to subsequent Benefit Years may be referred to on Account statements and marketing material as “Unused Annual Income Amount.” The Annual Income Amount and any Unused Annual Income Amount, will vary from Benefit Year to Benefit Year based on the net performance of your Account and will be reduced proportionally by any withdrawal of Excess Income (as described below). If any withdrawal is a withdrawal of Excess Income and reduces your Account Value to zero, your Annual Income Amount would also become zero, and the benefit and the Annuity then would terminate. In that scenario, no further amount would be payable under the Dynamic Income Benefit.

●
If Account Value falls to zero due to withdrawals that do not exceed the Annual Income Amount and any Annual Income Amount carried over from previous years, we will pay a fixed benefit each year equal to the Annual Income Amount last determined when Account Value was reduced to zero. This amount will be paid until the death of the Designated Life or surviving Spousal Designated Life, whichever occurs later. Any Annual Income Amount you carried over from prior Benefit Years will be paid to you in a lump sum and will not be included in the calculation of the fixed payment.

The Dynamic Income Benefit is subject to our rules regarding the timing and amount of withdrawals. Certain withdrawals can negatively impact the benefit or cause it to terminate. Please see “Impact of Withdrawals Before Your First Income Withdrawal” and “Impact of Income Withdrawals on the Annual Income Amount.”
You are not required to take Income Withdrawals while the benefit is in effect. However, your choices about when and in what amount(s) to take income can affect your Annual Income Amount. Generally, delaying income to allow for Income Deferral amounts to accumulate can provide a higher income amount; however, should you pass away before income payments begin or take only a few Income Withdrawals, you will have paid for a benefit you did not use. You should discuss when and how to use Income Withdrawals under the benefit with your Financial Professional.
The Dynamic Income Benefit’s Rate Sheet Prospectus Supplement
We disclose the Initial Income Percentages used to determine the initial Annual income Amount and any additional Annual Income Amount created by subsequent Purchase Payments for Annuities already in effect, as well as the Income Deferral Rates, in the Rate Sheet Prospectus Supplement. The Rate Sheet Prospectus Supplement containing rates to determine your initial Annual Income Amount is attached to the prospectus you receive at the time you purchase your Annuity. If the dates on the Rate Sheet Prospectus Supplement have expired before you purchase your Annuity, we will deliver the current Rate Sheet Prospectus Supplement to you and you should review these rates before you elect the Dynamic Income Benefit at the time you purchase the Annuity.
Please note, in order to receive the applicable Initial Income Percentages and Income Deferral Rates stated in a Rate Sheet Prospectus Supplement, your benefit election form must be signed and received by us in Good Order within the stated time period during which such rates will apply.
We may change the Initial Income Percentages and Income Deferral Rates periodically and will issue a new Rate Sheet Prospectus Supplement each time we do so. Each Rate Sheet Supplement we issue will supersede all previous Rate Sheet Supplements and the Initial Income Percentages and Income Deferral Rates therein. While the Dynamic Income Benefit is in effect for your Annuity, any Purchase Payment you make to the Annuity after it is issued will be subject to the Initial Income Percentages in effect on the Valuation Day we apply the Purchase Payment to your Annuity. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudential.com/regdocs/PLAZ-MYROCK-STAT.
How we determine your Annual Income Amount
We determine your Annual Income Amount differently depending on whether or not you have taken your first Income Withdrawal, and whether or not you have Account Value remaining. The calculations are described below, and examples of the calculations follow.

Before your first Income Withdrawal, we calculate your Annual Income Amount by multiplying your Account Value, which is then also the Income Base for the benefit, by the applicable Initial Income Percentage plus the amount of the applicable Income Deferral Rate accumulated for each day elapsed since the Benefit Effective Date, together your “Income Percentage.” (You can request an estimate of your Annual Income Amount from us. Your Annual Income Amount available on the Valuation Day of your first Income Withdrawal will be different from the estimated amount due to the additional Income Deferral Rate amounts we will add to the Initial Income Percentage each day until that first Income Withdrawal.)

●
The applicable Initial Income Percentage is based on the age of the Designated Life, or the younger of the Spousal Designated Lives, on the Benefit Effective Date and, for any Subsequent Purchase Payments, on the Valuation Day each Additional Purchase Payment is allocated to your Annuity. If the Spousal Designated Life has been added, changed, or removed before the first Lifetime Withdrawal, we recalculate the Annual Income Amount as described here and in the Additional Purchase Payment section below based on the Designated Life or younger of the Spousal Designated Lives as of the effective date of each such addition, change, or removal.

●
The applicable Income Deferral Rate Percentage is based on the age of the Designated Life or younger of the Spousal Designated Lives on the Benefit Effective Date and on each Benefit Anniversary. Unlike the Initial Income Percentage, the Income Deferral Rate will change as the measuring life ages and will apply to all Purchase Payments. Income Deferral Rate additions to your Initial Income Percentage stop once you take the first Lifetime Withdrawal.

The Initial Income Percentages and Income Deferral Rates are shown on the Rate Sheet Supplement we will issue with the Dynamic Income Benefit rider. We also maintain a historical record of these rates in the Statement of Additional Information to this prospectus.
The Annual Income Amount will be increased due to any additional Adjusted Purchase Payments and reduced due to any Withdrawals as described in “Additional Purchase Payment(s)” and “Impact of Withdrawals”. (Examples of each of these adjustments to the Annual Income Amount are provided at the end of this section.)
Once you begin Income Withdrawals, on each Benefit Anniversary, we calculate your Annual Income Amount by multiplying the Income Percentage by a value we call the “Income Base.” The Income Base is used to calculate the Annual Income Amount only and does not reflect any available value in your Annuity. Before your first Income Withdrawal, the Income Base was equal to your Account Value. Once you have taken an Income Withdrawal, the Income Base will change each Valuation Day by the same percentage as your Unadjusted Account Value changed from the preceding Valuation Day (accounting for performance and fees), excluding the changes due to subsequent Purchase Payments and withdrawals. Any Unused Annual Income Amount is also adjusted by this percentage on each Benefit Anniversary. This percentage may be positive or negative.
Additional Purchase Payment(s): Generally, you may make subsequent Purchase Payments to your Annuity while your Account Value is greater than zero subject to our approval of total Purchase Payments greater than $1,000,000, and our right to restrict future Purchase Payments in a nondiscriminatory manner, with prior notice to you. (See “Requirements for Purchasing the Annuity-Subsequent Purchase Payments” in this prospectus for information about potential restrictions on Subsequent Purchase Payments.) Each additional Purchase Payment will be subject to the then currently declared Initial Income Percentages at the time the Purchase Payment is allocated to the Annuity. You should refer to the then current Rate Sheet Supplement for the Initial Income Percentages in effect at any time. You can view the current Rate Sheet Supplement with the prospectus on our website at www.prudential.com/regdocs/PLAZ-MYROCK-STAT.
When you make additional Adjusted Purchase Payments to the Annuity, the Income Percentage will be recalculated to determine a weighted Income Percentage. The recalculated Income Percentage is determined by using a weighted average of the Income Base and Income Percentage applicable immediately before the additional Adjusted Purchase Payment is allocated to the Annuity and the Income Base and Initial Income Percentage attributable to the additional Adjusted Purchase Payment as shown in the formula below.
Formula for the weighted Income Percentage due to an additional Purchase Payment = ((A × B) + (C × D)) /(A + C)

where
A = Income Base in effect immediately before we apply the additional Adjusted Purchase Payment
B = Income Percentage (including any accrued Income Deferral Rate if additional Purchase Payment made before first Income Withdrawal) in effect immediately before we apply the additional Adjusted Purchase Payment
C = Amount of the additional Adjusted Purchase Payment applied
D = Initial Income Percentage attributable to the additional Adjusted Purchase Payment based upon the rates applicable on the date we applied the Additional Adjusted Purchase Payment and the attained age of the Designated Life, or the younger of the Spousal Designated Lives, on that same date. (If one of the Spousal Designated Lives dies while the Dynamic Income Benefit is in effect, we continue to use the date of birth of the younger of the Spousal Designated Lives for purposes of determining the applicable Initial Income Percentage.)

If you have not taken your first Income Withdrawal, each Valuation Day after we apply the Additional Purchase Payment to your Annuity, we will add the daily amount of the Income Deferral Rate to this new weighted Income Percentage. For examples of the impact of subsequent Purchase Payments on the Income Percentage, Income Base and Annual Income Amount, please see “Examples-Impact of Subsequent Purchase Payments on the Income Base, Income Percentage and Annual Income Amount” below.
Withdrawal Flexibility: You are not required to take Income Withdrawals. Any portion of the Annual Income Amount not withdrawn in a Benefit Year, “Unused Annual Income Amount”, can be rolled into the next Benefit Year and becomes part of the total amount you can then withdraw in that Benefit Year without the withdrawal being Excess Income (see “Excess Income” below). Conversely, the Dynamic Income Benefit does not affect your ability to take partial withdrawals or take partial withdrawals that exceed the Annual Income Amount, although, as described below, such excess withdrawals will reduce your Annual Income Amount.

When you request a withdrawal while the Dynamic Income Benefit is in effect, we will process it as an Income Withdrawal unless you have designated it as a Non-Income Withdrawal. Also, unless you request otherwise, such Withdrawal will be taken proportionally from each Investment Option in which your Account Value is allocated. You may use the systematic withdrawal program(s) we make available to make withdrawals of the Annual Income Amount (any systematic withdrawal will be deemed a Lifetime Withdrawal under this benefit unless you instruct us otherwise). If you have Account Value allocated to the DCA Market Value Adjustment and do not direct us to exclude that Investment Option when we process your Income Withdrawal, the withdrawal amount will include a Market Value Adjustment, which could be positive or negative, and which could cause the total withdrawal amount to exceed your available Annual Income Amount. You should carefully consider whether to allocate to the DCA Market Value Adjustment if you have elected the Dynamic Income Benefit.
You decide when to begin Income Withdrawals. It is possible that you could pass away before receiving an Income Withdrawals or Benefit Payments under the Dynamic Income Benefit. However, your Beneficiaries may receive a death benefit as described in this prospectus in the event of your death while Account Value remains. Please see “Benefits Available Under the Contract” in the prospectus. Also, if you have not begun Income Withdrawals before your death, your surviving spouse will have the option to continue the Dynamic Income Benefit provided he/she is the Annuity’s sole primary Beneficiary, opts to continue the Annuity and the benefit, and meets our rules and applicable regulatory requirements for spousal continuation.
Impact of Withdrawals

●
Impact of Withdrawals before your first Income Withdrawal: You may take withdrawals at any time and may designate the withdrawals as Non-Income Withdrawals. Non-Income Withdrawals, including any Required Minimum Distribution amount you designate as a Non-Income Withdrawal and any Advisory Fees, will reduce your Account Value, which is also then your Income Base, by the amount of the withdrawal. The Annual Income Amount would then be determined based on the reduced Income Base. There is no limit on the number of Non-Income Withdrawals you can take but the withdrawals are subject to the minimum Surrender Value.

●
Impact of Income Withdrawals on the Annual Income Amount: Once you begin taking Income Withdrawals, any such withdrawal will reduce the remaining Annual Income Amount available during a Benefit Year by the amount of the withdrawal on a dollar-for-dollar basis in that Benefit Year but they do not change the Income Base. You may choose to withdraw any Unused Annual Income Amount before taking Income Withdrawals from the current Benefit Year’s Annual Income Amount, but you must make this request to us in Good Order or we will first reduce the Annual Income Amount for that Benefit Year. Income Withdrawals are not treated as withdrawals of Purchase Payments and are not subject to the minimum Surrender Value. Advisory Fees are not considered Income Withdrawals and do not reduce the Annual Income Amount for the current Benefit Year.

●
Given the significant effect the Advisory Fee reduction could have on your benefits, you should discuss the impact of having the Advisory Fees deducted from your Account Value with your financial professional prior to authorization of the deduction.

Excess Income: All or any portion of an Income Withdrawal that causes the total withdrawals in that Benefit Year to exceed the Annual Income Amount for that Benefit Year and any Unused Annual Income Amount, will be considered “Excess Income.” Excess Income will impact the value of the benefit, including a permanent reduction in your future withdrawals under the benefit unless the impact of net Account performance is greater than the impact of the Excess Income. Each withdrawal of Excess Income proportionally reduces the Income Base by the ratio of the Excess Income amount to the Unadjusted Account Value immediately before the withdrawal of Excess Income even if a withdrawal of the remaining Annual Income Amount and then the withdrawal of Excess Income occurred in the same day or as one withdrawal request.
Generally, withdrawals made from the Annuity during a Benefit Year to meet the Required Minimum Distributions will not be treated as Excess Income if you meet the requirements outlined in the Required Minimum Distributions section of this prospectus.
For examples of the impact of Income and Non-Income Withdrawals on the Annual Income Amount, please see the section entitled “Examples of Withdrawals Under the Dynamic Income Benefit.”
Account Value is Reduced to Zero under the Dynamic Income Benefit
Once your Account Value is reduced to zero, you may not make subsequent Purchase Payments to your Annuity.
When your Account Value is reduced to zero as a result of withdrawals in a Benefit Year that are less than or equal to the Annual Income Amount and any Unused Annual Income Amount, we will make an additional payment for that Benefit Year equal to any remaining Annual Income Amount for the Benefit Year and any Unused Annual Income Amount. Then, in subsequent Benefit Years we make annuity payments that equal the Annual Income Amount in effect at the time your Account Value is reduced to zero. Unlike the payments made before your Account Value is reduced to zero, these payments, called “Benefit Payments,” are a fixed amount that is guaranteed until the benefit terminates. We will make these payments until the death of the Designated Life, the simultaneous deaths of both Spousal Designated Lives, or the death of remaining spouse who could elect and elected spousal continuation of the Annuity and the Dynamic Income Benefit, whichever occurs last.
If your Account Value is reduced to zero due to a withdrawal of Excess Income (i.e., an Income Withdrawal that exceeds the Annual Income Amount and any Unused Annual Income Amount) or if you take a Non-Income Withdrawal that reduces your Account Value to zero, the Annuity and the Dynamic Income Benefit terminate and we will pay no further amounts to you.

Unless you request an alternate mode of payment we make available, we make Benefit Payments monthly beginning on the first day of the month after your Account Value goes to zero. If the monthly Benefit Payment you would receive is less than $100, we reserve the right to make Benefit Payments at different intervals, or, if permitted by law or upon your request in Good Order, we will commute any Benefit Payments due and pay you a lump sum. We commute the Guarantee Payments in a manner equivalent to commuting payments for:

●	a joint life and last survivor fixed annuity if both Spousal Designated Lives are living and each other’s spouse when Benefit Payments would begin, or

●	a single life fixed annuity if the Designated Life is living or only one of the Spousal Designated Lives are living when Benefit Payments would begin.

We use the same basis that is used to calculate the guaranteed annuity payments in the Annuity.
In addition to the Income Withdrawal feature, the Dynamic Income Benefit also provides for annuity payments while Account Value remains. Please see the “Annuity Period - Annuity Payments under the Dynamic Income Benefit” section for a description of annuity options that apply under the Dynamic Income Benefit.
Example of Income Deferral Rate addition to Initial Income Percentage before first Income Withdrawal
The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity. We assume the following:

●	The Dynamic Income Benefit is elected on June 15, the Owner is the Designated Life and age 65.

●	The Initial Income Percentage and Income Deferral Rate then in effect corresponding to an age 65, Designated Life benefit are 4.00%, and 0.20%, respectively

●	The Account Value at benefit election is $100,000 therefore the Income Base is also $100,000

●	On December 15 of the first Benefit Year, the Account Value has grown to $106,000 from positive investment performance. No Income Withdrawals have been requested so the Income Base is also $106,000.

●	The Income Deferral Rate corresponding to a Designated Life at age 65 is 0.20%.

The Annual Income Amount on December 15 would be $4,346 determined by multiplying the Income Percentage of 4.10% by $106,000. The Income Percentage of 4.10% = 4.00% + [0.20% × (183 days / 365 days)]. The daily amount of the Income Deferral Rate will change on the Benefit Anniversary on which the Owner’s attained age enters the next rate level unless Income Withdrawals have begun.
Example of Withdrawals Under the Dynamic Income Benefit
Examples of dollar-for-dollar and proportional reductions are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity.
Example of Advisory Fee withdrawals
Advisory Fee impacts are dollar-for-dollar during the Savings Stage and proportional thereafter until the earliest of the payout stage or the Account Value reaching zero. During the Savings Stage the Income Base and the Account Value are equal. Illustrated values outlined below are purely hypothetical, and do not reflect subsequent Purchase Payments nor does it reflect the charges for the Dynamic Income Benefit or any other fees and charges under the annuity. The example outlined below is assumed to occur after Income Withdrawals have started:
Account Value before Advisory Fee Withdrawal (1): $100,000
Income Base before Advisory Fee Withdrawal: $130,000
Annual Income Amount before Advisory Fee Withdrawal: $5,000
Adjusted Purchase Payments before Advisory Fee Withdrawal (2): $80,000
Death Benefit before Advisory Fee Withdrawal: $100,000 = Maximum of ((1) and (2)) or ($100,000 and $80,000)
Advisory Fee: 1.50%
Advisory Fee Amount: $1,500 = $100,000 × 1.50%
Proportional Reduction Ratio: 1.50% = $1,500/$100,000
Account Value after Advisory Fee Withdrawal (3): $98,500 = $100,000 - $1,500
Income Base after Advisory Fee Withdrawal: $128,050 = $130,000 × (1 – 1.50%)
Annual Income Amount after Advisory Fee Withdrawal: $5,000
Adjusted Purchase Payments after Advisory Fee Withdrawal (4): $78,800 = $80,000 × (1 – 1.50%)
Death Benefit after Advisory Fee Withdrawal: $98,500 = Maximum of ((3) and (4)) or ($98,500 and $78,800)
On the following anniversary the Annual Income Amount will be recalculated based on the Income Base at that point in time and the applicable Income Percentage.

Example - Non-Income Withdrawal (dollar-for-dollar reduction) to Income Base
This example is purely hypothetical and does not include the charges for the benefit or any other fees and charges under the Annuity. It is intended to illustrate the dollar-for-dollar reduction to the Income Base due to a Non-Income Withdrawal under this benefit. Assume the following:

●	The Benefit Effective Date is November 1st

●	On October 3rd of the following calendar year, the Account Value is $120,000, and, since Income Withdrawals have not yet begun, the Income Base is the same as Account Value so it is also $120,000.

●	Also, on that same October 3rd, a $15,000 Non-Income Withdrawal is taken from the Annuity.

Non-Income withdrawals reduce the Income Base by the amount of the withdrawal so the Income Base after the Non-Income Withdrawal is $105,000 ($120,000-$15,000).
Now we assume the following for the next two examples:

●	A new Benefit Year begins on November 1st

●	On October 24th of the following calendar year, a $2,500 Income Withdrawal is taken from the Annuity

●	On October 29th of the same year, a $5,000 withdrawal including Excess Income is taken from the Annuity

Example of Dollar-for-Dollar Reductions
On October 24th, the remaining Annual Income Amount is $6,000 and Unused Annual Income Amount is $0. When $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Benefit Year (up to and including October 31st) is $3,500. This is the result of a dollar-for-dollar reduction of the remaining Annual Income Amount by withdrawals that do not exceed the remaining Annual Income Amount plus any Unused Annual Income Amount ($6,000 less $2,500 = $3,500).
Example of Proportional Reductions
Continuing the previous example, when an Income Withdrawal of $5,000 is taken on October 29th, the Account Value immediately prior to this withdrawal is $118,000 and the Income Base is $130,000. The first $3,500 of this withdrawal reduces the remaining Annual Income Amount for that Benefit Year to $0. The remaining withdrawal amount of $1,500 is Excess Income and proportionally reduces the Income Base by the ratio of the Excess Income to the Account Value before the withdrawal of Excess Income. This reduction in Income Base will impact the Annual Income Amount in future Annuity Years. (Note that if there are other future withdrawals in that Benefit Year, each would result in another proportional reduction to the Income Base).
Here is the calculation:

Account Value before Lifetime Withdrawal	$118,000.00
Income Base before Lifetime Withdrawal	$130,000.00
Less amount of Annual Income Amount remaining	$3,500.00
Account Value immediately before Excess Income of $1,500	$114,500.00
Excess Income amount	$1,500.00
Proportional Reduction to Income Base	1.31%
Income Base after Excess Income	$128,296.94
When determining whether your withdrawal has exceeded the Annual Income Amount, we will include the amount of any applicable tax withholding. Accordingly, when you request a withdrawal amount and this amount is subject to tax withholding, the full amount distributed to you (e.g., the amount you request, plus the applicable withholding amount) will be considered against your available Annual Income Amount.
Examples-Impact of Subsequent Purchase Payments on the Income Base, Income Percentage and Annual Income Amount
Examples of the impact of additional Purchase Payment on the Income Base and Annual Income Amount are set forth below. The values shown here are purely hypothetical, and do not reflect the charges for the Dynamic Income Benefit or any other fees and charges under the Annuity. We assume the following for the example:

●	The Benefit Effective Date is September 9th

●	On March 9th of the following calendar year the Income Percentage is 5.00%, the Income Base is $100,000, and an additional Purchase Payment of $25,000 is made to the Annuity.

●	The Initial Income Percentage attributable to the additional Purchase Payment based on the attained age of the Designated Life is 4.00%.

●	There is one Designated Life named

Example of Income Base Increase due to Additional Purchase Payment
The additional Purchase Payment of $25,000 is applied to the Annuity as of March 9th and increases the Income Base to $125,000 as of March 9th ($100,000 + $25,000 = $125,000).
Example of Change to the Income Percentage due to Additional Purchase Payment
Continuing the previous example, as noted above, the Income Percentage prior to the additional Purchase Payment is 5.00%, which includes the accumulated amount of the Income Deferral Rate, and the Initial Income Percentage attributable to the additional Purchase Payment is 4.00%. The new Income Percentage after the additional Purchase Payment is $4.80%. This is the result of taking the weighted average of the two Income Percentages: ((5% × $100,000) + (4% × $25,000)) / $125,000 = 4.8%).
Example of Increase to the estimated Annual Income Amount due to Additional Purchase Payment
Continuing the previous example, the estimated Annual Income Amount prior to the additional Purchase Payment is $5,000 (5% of $100,000 = $5,000 of estimated Annual Income Amount). Following the application of the additional Purchase Payment, the new Income Base is $125,000 and the new Income Percentage is 4.8%. The new estimated Annual Income Amount available for withdrawal is increased to $6,000. This is the result of applying the new Income Percentage to the new Income Base (4.8% × 125,000 = $6,000).
Examples of changes to the Income Base and Annual Income Amount due to change in Unadjusted Account Value
As described above, after your first Income Withdrawal, the Income Base will change each Valuation Day by the same percentage as your Unadjusted Account Value changed from preceding Valuation Day, excluding the changes due to subsequent Purchase Payments and withdrawals. This percentage may be positive or negative. The following examples show changes to the Income Base due to the daily net Account performance and then how the Income Base on the Benefit Anniversary determines that Benefit Year’s Annual Income Amount. Any unused Annual Income Amount is adjusted on each Benefit Anniversary by the percentage change in the Income Base over the prior Benefit Year, excluding increases in the Income Base due to subsequent Purchase Payments.
Example of Change to Income Base after Income Withdrawals Have Started
On the Benefit Anniversary the unadjusted Account Value is $100,000.00, the Income Base is $125,000.00, the Income Percentage is 4.80%. This results in an Annual Income Amount for the Benefit Year of $6,000.00. On the Valuation Day after the Benefit Anniversary no additional withdrawals are taken, no subsequent Purchase Payments are made, and the unadjusted Account Value has increased to $102,500. This 2.5% increase to the unadjusted Account Value causes the Income Base to increase to $128,125.00 and the Annual Income Amount remains $6,000.00 for the current Benefit Year. On the following Valuation Day, no additional withdrawals are taken, no subsequent Purchase Payments are made, and the unadjusted Account Value has decreased to $101,475.00. This 1.0% decrease to unadjusted Account Value causes the Income Base to decrease to $126,843.75 and the Annual Income Amount remains $6,000.00 for the current Benefit Year.

	Unadjusted Account Value	Income Base	Annual Income Amount
Benefit Anniversary	$100,000.00	$125,000.00	$6,000.00
Next Valuation Day	$102,500.00	$128,125.00	$6,000.00
Next Valuation Day	$101,475.00	$126,843.75	$6,000.00
The following examples demonstrate the impact of an increase to the Income Base, and a corresponding increase to the Annual Income Amount and a decrease to the Income Base and a corresponding decrease to the Annual Income Amount. For simplicity, these examples reflect a full year of hypothetical change in Unadjusted Account Value.
Example of Increase to Income Base and Annual Income Amount from positive change in Unadjusted Account Value
The Income Base on the prior Benefit Anniversary was $125,000.00 and the Income Percentage is 4.80%. This resulted in the Annual Income Amount for the prior Benefit Year of $6,000.00. As of current Benefit Anniversary, the Income Base has increased and is now $130,000.00 resulting in an Annual Income Amount of $6,240.00 for the current Benefit Year.

Income Percentage	4.80%
Income Base on prior Benefit Anniversary	$125,000.00
Annual Income Amount for prior Benefit Year	$6,000.00
Income Base on current Benefit Anniversary	$130,000.00
Annual Income Amount for current Benefit Year	$6,240.00

Example of Decrease to Income Base and Annual Income Amount from negative change in Unadjusted Account Value
The Income Base on the prior Benefit Anniversary was $130,000.00 and the Income Percentage is 4.80%. This resulted in the Annual Income Amount for the prior Benefit Year of $6,240.00. As of current Benefit Anniversary, the Income Base has decreased and is now $125,000.00 resulting in an Annual Income Amount of $6,000.00 for the current Benefit Year.

Income Percentage	4.80%
Income Base on prior Benefit Anniversary	$130,000.00
Annual Income Amount for prior Benefit Year	$6,240.00
Income Base on current Benefit Anniversary	$125,000.00
Annual Income Amount for current Benefit Year	$6,000.00
Other Important Considerations

●
You should carefully consider when to begin taking Income Withdrawals. If you begin taking withdrawals shortly after the Benefit Effective Date, you may maximize the time during which you may take Income Withdrawals but may limit your ability to take advantage of the opportunity to increase your future Income Percentage by the Income Deferral Rate. You should discuss with your financial professional or investment advisor when it may be appropriate for you to begin taking Income Withdrawals.

●
The current annualized charge for the Dynamic Income Benefit is 0.40% assessed quarterly based on your Account Value on the Valuation Day immediately preceding the date of the charge. The charge will be taken from each variable Investment Option in which you have Account Value in proportion to the amount of Account Value in each Investment Option. You will begin paying this charge on the Benefit Effective Date even if you do not begin taking withdrawals for many years, or ever. We will not refund the charges you have paid if you choose never to take any withdrawals and/or if you never receive any lifetime income payments. If you terminate the Dynamic Income Benefit, we will deduct the amount of the charge for the period elapsed since the charge was last taken from your Account Value. After the third anniversary of the Benefit Effective Date, we may increase the charge for the Dynamic Income Benefit. You will have an opportunity to “opt out” of any charge increase subject to certain conditions. If you decide to “opt out” of the charge increase, your Income Percentage will be reduced by 5% as of the next anniversary of the Benefit Effective Date. Please see “Benefits Available Under the Contract” for more information on the “opt out” process and obtaining an estimate of the 5% reduction.

●
Currently, you may allocate to any of the Investment Options when the benefit is in effect. We will notify you in advance of any change in the ability to allocate to the Investment Options when the benefit is in effect. In the event of any change, we may not allow additional allocation to Investment Options that are no longer permitted after the effective date of the change; however, we will not require you to reallocate your Account Value in accordance with our changed requirements. If you elect this benefit after your Annuity is issued, or terminate and later re-elect this benefit, you may be required to reallocate to the Variable Options we are then offering with the benefit.

●
If Variable Option allocation requirements apply while the benefit is in effect, your Account Value will remain in the required Variable Options after termination of the benefit until you instruct us otherwise.

●	Any death benefit under the Annuity will terminate if your Account Value is reduced to zero by withdrawals taken under the Dynamic Income Benefit.

●
When an Annuity has the Dynamic Income Benefit in effect, Advisory Fees will not reduce the Annual Income Amount in the year in which the Advisory Fees are taken. However, when Income Withdrawals are being taken under the benefit, Advisory Fees will reduce the Income Base by the ratio of the amount of the Advisory Fee to the Unadjusted Account Value immediately before the Advisory Fee is taken and thereby can reduce the Annual Income Amount in future years.

●	The Dynamic Income Benefit is not offered for sale in Oregon.

●
If there has been a misstatement of the age of a Designated Life or Spousal Designated Life upon whose life the guarantees under this benefit are based, we will make adjustments to any availability and any benefits payable under this benefit to conform to the facts.

Facility of Payment: We reserve the right, in settlement of full liability, to make Benefit Payments to a guardian, relative, or other person deemed eligible by us if a Designated Life payee is deemed to be legally incompetent, as permitted by law.
Proof of Survival: Any Benefit Payment is subject to evidence we receive in Good Order that the Designated Life, or at least one of the Spousal Designated Lives, as applicable is then alive. We may withhold such Benefit Payments until we receive such evidence or evidence satisfactory to us of the life of the Designated Life or at least one of the Spousal Designated Lives, as applicable. We credit interest on such withheld Benefit Payments at the rate required by law. Should we subsequently determine withheld Benefit Payments are payable, we will pay the withheld Benefit Payments and any applicable interest credited in a lump sum.
Recovery of Excess Benefit Payments: We may recover from you or your estate any Benefit Payments made after the death of the Designated Life or the Spousal Designated Life.

Additional Tax Considerations
If you purchase an annuity as an investment vehicle for “qualified” investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts beginning after the applicable age. For a Tax-Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent Owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner’s lifetime. In addition, the amount and duration of payments under the annuity payment provision may be adjusted so that the payments do not trigger any additional tax or excise taxes due to tax considerations such as Required Minimum Distribution rules under the tax law. As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in the Defined Income Benefit through a Non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income. See “Taxes” for more detailed information about the tax treatment of withdrawals, the applicable age and for further discussions of RMDs.
DESIGNATION AND OWNERSHIP REQUIREMENTS FOR THE DYNAMIC INCOME BENEFIT
Subject to its terms and conditions, the Dynamic Income Benefit provides for Income Withdrawals and Benefit Payments on either a Designated Life or a Spousal Designated Lives basis. We will issue the benefit on a Designated Life basis unless you name a Spousal Designated Life when you purchase the benefit for your Annuity. You can add or change the Spousal Designated Life before the first Income Withdrawal and may be able to change the Designated Life (in the event of divorce) as described below. If you choose to change the Spousal Designated Life after the Benefit Effective Date (or a change to the Designated Life occurs as a result of divorce) and such change is allowed under our rules, the change will be effective on the Valuation Day we receive your request for the change at our Service Center in Good Order and we will provide you with acknowledgment of the change. If there is no Spousal Designated Life named at the time you begin Income Withdrawals, such Withdrawals and Benefit Payments, if any, would be available only while the Designated Life is still living. If Spousal Designated Lives are named when you begin Income Withdrawals, such Withdrawals and Benefit Payments, if any, would be available only while at least one spouse named as a Spousal Designated Life is still living.
Requirements for the Dynamic Income Benefit on a Designated Life basis:
Designated Life: If the Owner is a natural person, the Owner must also be the Annuitant and the Designated Life. If two Owners are named, one of the Owners must be the Annuitant and that person will also be the Designated Life. The other Owner must be the spouse of the Designated Life and, while the Owners are alive, they must be named each other’s sole primary Beneficiary for the Annuity. If the Owner is an entity that we permit, the Annuitant must be the Designated Life.
If the natural person who was then identified on our records as the Designated Life dies, the Dynamic Income Benefit terminates as of our receipt of Due Proof of Death of the Designated Life unless the Annuity and the benefit are eligible for spousal continuation and such continuation is elected by the surviving spouse. A surviving spouse who can continue the Annuity under spousal continuation can only continue the Dynamic Income Benefit if Income Withdrawals had not begun at the time of the death of the Designated Life. If spousal continuation is available and elected, the surviving spouse becomes the Designated Life and no further changes in the Designated Life can be made.
Requirements for the Dynamic Income Benefit on a Spousal Designated Life Basis:
Spousal Designated Lives: Such persons must be each other’s Spouse on the date the benefit is elected with Spousal Designated Lives or when a spouse is added to the benefit if allowed under our rules. If the Owner is a natural person, he/she must be the Annuitant, and will also be the Designated Life. The spouse of the Designated Life will be the Spousal Designated Life and the Designated Life’s sole primary Beneficiary for as long as the Designated Life is alive. If two Owners are named, one Owner must be the Annuitant and will also be the Designated Life. The other Owner must be the spouse of the Designated Life and will be the Spousal Designated Life. No additional Owners may be named. While both Owners are alive, each Owner must be designated as the other Owner’s primary Beneficiary. If the Owner is an entity that we permit, a Spousal Designated Life can only be named if the Dynamic Income Benefit is in effect for the Annuity and the Annuity is eligible for spousal continuation by the surviving spouse of the Annuitant under the law and our rules at the time of the Annuitant’s death. When a natural person who was then identified on our records as the Designated Life dies and a Spousal Designated Life is named, except as stated below, the surviving spouse will become the Designated Life as of the deceased spouse’s date of death. Where the surviving spouse chooses to receive the Death Benefit under the Annuity and chooses not to continue the Annuity under spousal continuation, if eligible, the surviving spouse would not become the Designated Life and, instead, the benefit would terminate. Until Income Withdrawals begin, the Spousal Designated Life may be changed, subject to our acceptance.
Effect of Divorce on the Dynamic Income Benefit
The Dynamic Income Benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Spousal Designated Life upon re-marriage. When an Annuity is owned by two Owners and the divorce of the Owners results in removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the former spouse who is the joint Owner can elect to become the Designated Life under the Dynamic Income Benefit; however, the Annual Income Amount will be determined using the applicable Spousal Designated Life Income Percentage(s) based on the age of the younger of the new Designated Life and Designated Life on the Benefit Effective Date. This change in Designated Life would become effective upon our acceptance of the form we require at our Service Center in Good Order.
In the event of the divorce of the Spousal Designated Lives, and the resulting removal of the Designated Life as an Owner, Annuitant or Beneficiary under the Annuity, the Spousal Designated Life becomes the Owner (or Annuitant if the Annuity is entity owned) and can choose to continue or terminate the Dynamic Income Benefit. If the benefit is continued, the new Owner (or Annuitant if entity owned) will become the Designated Life under the Dynamic Income Benefit; however, the Annual Income Amount will be determined using the applicable Income Percentage(s) based on the younger of the Spousal Designated Lives named under the benefit immediately prior to the divorce. A new Spousal Designated Life may not be named. If the divorce occurs after the first Income Withdrawal, the Annual Income Amount in effect prior to the divorce does not change as a result of the change in Designated Life alone and any Benefit Payments will be made only until the death of the new Designated Life.
You should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for the Dynamic Income Benefit when you establish or change these designations. See “Designation of Owner, Annuitant, and Beneficiary” in this prospectus for information about the roles of each of these parties in the Annuity.
CHANGE OF OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS WITH THE DYNAMIC INCOME BENEFIT
You should note that changes in the Owner, Annuitant or Beneficiary can terminate the Dynamic Income Benefit. You should carefully consider whether to purchase the Dynamic Income Benefit if you anticipate changing the Owner/Annuitant designations after the Benefit Effective Date.
While the Dynamic Income Benefit is in Effect
If you have the Dynamic Income Benefit on a Designated Life basis, any change of the Annuitant under the Annuity will terminate the benefit, except as described above in cases of divorce, and the benefit cannot be re-elected unless the Annuity again meets our requirements for Owner, Annuitant and Beneficiary designations. Similarly, any change of Owner will terminate the Dynamic Income Benefit, except if (a) the new Owner has the same taxpayer identification number as the previous Owner, (b) ownership is transferred from a custodian or other entity to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity that satisfies our administrative ownership guidelines.
If you have the Dynamic Income Benefit with Spousal Designated Lives, a change to the Owner or Annuitant will terminate the Dynamic Income Benefit in all cases, except as follows: (a) in the case of a contract with two Owners who are each other’s spouse, if one Owner dies and the surviving Owner is eligible to continue the Annuity and elects to continue the Annuity and the benefit, (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner, or (c) the Owner or Annuitant for an entity-owned Annuity is changed due to divorce as described above. We permit changes of Beneficiary designations under this benefit, however, if the Beneficiary is changed, the Annuity and the benefit may not be eligible to be continued upon the first death of a Spousal Designated Life. Accordingly, the Dynamic Income Benefit would then terminate upon the death of the Owner (or Annuitant if the Annuity is owned by an entity).
Termination of the Dynamic Income Benefit
You may terminate the benefit at any time after the first Benefit Year upon notification to us in Good Order. The rider and its benefits will also terminate on the first to occur of the following events:

1.	the date we receive your request for full surrender of the Annuity at our Service Center in Good Order;

2.	the date we receive Due Proof of Death of the Decedent if Income Withdrawals have not begun, unless Spousal Continuation occurs;

3.	the date we receive Due Proof of Death of the Designated Life if Income Withdrawals have begun on a Designated Life basis;

4.	the date we receive Due Proof of Death of the surviving Spousal Designated Life if the Rider was spousally continued;

5.	the date we receive Due Proof of Death of an Owner who is not a Designated Life or Spousal Designated Life;

6.	the date we process a request to change any designation of the Annuity that either results in a violation of the “Owner, Annuitant and Beneficiary Designations” section of this Rider or the Annuity, or is a change that is not permitted under our rules then in effect;

7.	the date you first allocate or transfer any portion of your Unadjusted Account Value to any Investment Options to which you are not permitted at the time of the allocation or transfer;

8.	the date any portion of your Unadjusted Account Value is transferred to begin annuity payments;

9.	the date each of the Unadjusted Account Value and the Income Base is zero;

10.	the date of death of the Designated Life if it occurs after Benefit Payments have begun on a Designated Life basis or the date of death of the last surviving Spousal Designated Life if it occurs after Benefit Payments have begun on a Spousal Designated Life basis.

If the Dynamic Income Benefit Terminates
If the Dynamic Income Benefit terminates, you would lose the ability to withdraw the Annual Income Amount and the potential to receive Benefit Payments if your Account Value was reduced to zero under the terms of the optional benefit. The Dynamic Income Benefit charge will no longer be applied to your Annuity after the benefit terminates. However, we will not refund any Dynamic Income Benefit charges previously assessed and if you choose to terminate the benefit. If the Dynamic Income Benefit terminates, you will still have the right to annuitize the Account Value. Depending on the tax status of the annuity, you may receive tax deferral prior to Annuitization.
TRIGGERS FOR PAYMENT OF THE DEATH BENEFIT
The Annuity provides a Death Benefit prior to Annuitization. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the death of the Owner (or the first to die, if there are multiple Owners). If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant or Joint Annuitant’s death if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant’s death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid upon the Annuitant’s death. The person upon whose death the Death Benefit is paid is referred to below as the “decedent”.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity shall not be considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person.
You may name as the Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as the Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants for the Annuity. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the insurance charge and any charges for any optional benefits and may be subject to Variable Option fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary or Beneficiaries.
We determine the amount of the Death Benefit as of the date we receive “Due Proof of Death.” Due Proof of Death can be met only if each of the following is submitted to us in Good Order: (a) a death certificate or similar documentation acceptable to us (b) all representations we require or which are mandated by applicable law or regulation in relation to the death claim and the payment of death proceeds and (c) any applicable election of the method of payment of the death benefit by at least one Beneficiary (if not previously elected by the Owner). We must be made aware of all eligible Beneficiaries in order for us to have received Due Proof of Death. Any given Beneficiary must submit the written information we require in order to be paid his/her share of the Death Benefit.
Once we have received Due Proof of Death, each eligible Beneficiary may take his/her portion of the Death Benefit in one of the forms described in this prospectus (e.g., distribution of the entire interest in the Annuity within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the Beneficiary – see “Payment of Death Benefits”).
After our receipt of Due Proof of Death, we automatically transfer any remaining Death Benefit to the PSF PGIM Government Money Market Variable Option. However, between the date of death and the date that we transfer any remaining Death Benefit to the PSF PGIM Government Money Market Variable Option, the amount of the Death Benefit may be impacted by the insurance charge and charges for any optional benefits and may be subject to Variable Option fluctuations.
No Death Benefit will be payable if the Annuity terminates because your Unadjusted Account Value reaches zero (which can happen if, for example, you are taking Excess Withdrawals under an optional living benefit).
The amount of the Death Benefit is equal to the Account Value on the date we receive Due Proof of Death. We call this the “Basic Death Benefit.”
The Annuity offers an optional death benefit, the Return of Adjusted Purchase Payments Death Benefit, that can be purchased for an additional charge. See “The Return of Adjusted Purchase Payments Death Benefit” for further information. Notwithstanding any additional protection provided under the optional death benefit, the additional cost will be reflected in the value of the Variable Options thereby reducing your Account Value.
EXCEPTIONS TO AMOUNT OF DEATH BENEFIT
There are certain exceptions to the amount of the Death Benefit.
Submission of Due Proof of Death after One Year. If we receive Due Proof of Death more than one year after the date of death, we reserve the right to limit the Death Benefit to the basic Death Benefit, which is the Account Value on the date we receive Due Proof of Death even if you have paid for the optional death benefit.

Beneficiary Annuity. With respect to a Beneficiary Annuity, the Death Benefit is triggered by the death of the beneficial Owner (or the Key Life, if entity-owned). However, if the Annuity is held as a Beneficiary Annuity, the Owner is an entity, and the Key Life is already deceased, then no Death Benefit is payable upon the death of the beneficial Owner.
BASIC DEATH BENEFIT
The Annuity provides a death benefit at no additional charge. The amount of the death benefit, referred to as the “basic death benefit” in the Annuity, is your Account Value on the date we receive Due Proof of Death. Please note that your Account Value includes any applicable Market Value Adjustment.
Here is an example of how the basic death benefit is calculated:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Variable Option performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would be $80,000.
Here is an example of how the basic death benefit is calculated when Advisory Fees are withdrawn:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Variable Option performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would be $80,000. This amount, however, is reduced when you make a withdrawal from the contract, including withdrawals for Advisory Fees. If withdrawals of Advisory Fees totaled $1,500, the death benefit would also be reduced by $1,500. Since the death benefit had been $80,000, it would now be $78,500.
THE RETURN OF ADJUSTED PURCHASE PAYMENTS DEATH BENEFIT
For an additional charge, the Annuity provides an optional death benefit called the Return of Adjusted Purchase Payments Death Benefit. This optional death benefit may only be elected at the time you purchase the Annuity or within the first 30 days following the Issue Date, or, when the Annuity is continued under spousal continuation, within the first 30 days following the date the spouse becomes the Owner of the Annuity. Once elected, you cannot elect to cancel the benefit; however, the benefit may terminate under certain circumstances, including if certain changes are made to the Owner or Annuitant. Please see “Termination of the Optional Death Benefit”. The availability of the Return of Adjusted Purchase Payments Death Benefit may vary depending on the investment advisor or broker-dealer through which the Contract is sold. Please refer to “Appendix D – Financial Intermediary Variations.”
Calculation of the Return of Adjusted Purchase Payments Death Benefit Amount
The amount of the death benefit under the Return of Adjusted Purchase Payments Death Benefit is equal to the greater of:

1.	the basic death benefit described above, which is the Account Value on the date we receive Due Proof of Death; and

2.	the sum of all Adjusted Purchase Payments you have made since the Issue Date until the date of Due Proof of Death, reduced proportionally by the ratio of the amount of any withdrawal to the Account Value immediately prior to the withdrawal.

Termination of the Optional Death Benefit
The Optional Return of Adjusted Purchase Payments Death Benefit can terminate and cannot be re-elected. In the event of such a termination, if a Death Benefit is then available under the terms of the Annuity, the basic Death Benefit will apply.
The Optional Return of Adjusted Purchase Payments Death Benefit will terminate upon the first to occur of the following events:

1.	we determine the Annuity’s Death Benefit upon death of the decedent, unless the Annuity continues through Spousal Continuation;

2.	we process a request to change the Owner(s) (or Annuitant, if an entity is the Owner) more than 60 days after the Benefit Effective Date that changes the decedent, other than when the Annuity is jointly owned and one of the Owners remains the Owner;

3.	we process an assignment of the Annuity;

4.	you begin Annuity Payments or reach the Annuity Date when the Annuity has Account Value;

5.	we receive your request for full surrender, or the Annuity otherwise terminates;

6.	your Account Value reduces to zero;

7.	you first allocate or transfer any portion of your Account Value to any Investment Options to which you are not permitted to electively allocate or transfer Account Value.

Here is an example of how the Return of Adjusted Purchase Payments Death Benefit is calculated:
The contract was issued with Purchase Payments totaling $100,000 but, due to negative Variable Option performance, the Account Value had decreased to $80,000. If the Owner died, the death benefit would still be $100,000. This amount, however, is reduced when you make a withdrawal from the contract. If the contract Owner had withdrawn 50% of the remaining $80,000, the death benefit would also be reduced by 50%. Since the death benefit had been $100,000, it would now be $50,000. For the purposes of the Return of Adjusted Purchase Payments Death Benefit, Advisory Fees will not be considered a withdrawal from Account Value and, accordingly, Adjusted Purchase Payments will not be reduced as a result of Advisory Fees taken.

SPOUSAL CONTINUATION OF ANNUITY
Unless you designate a Beneficiary other than your spouse, upon the death benefit becoming payable, the surviving spouse may elect to continue ownership of the Annuity instead of taking the Death Benefit payment. Any such election is subject to our rules and applicable law. If an Annuity that had the Return of Adjusted Purchase Payments Death Benefit in effect is continued by the surviving spouse, the Unadjusted Account Value will be set at the Return of Adjusted Purchase Payments Amount calculated as described above. Any amount added to the Unadjusted Account Value will be allocated to the Variable Options in which there is Account Value in accordance with the proportion of investment in each Variable Option to which investment is then permitted.
If the Annuity is continued by the surviving spouse, the new Owner may continue or elect to add the Return of Adjusted Purchase Payments Death Benefit on the Annuity if we are then continuing to offer that optional death benefit for new or continued contracts and the new Owner has not reached the maximum issue age. The charge applicable to the Return of Adjusted Purchase Payments Death Benefit in this case will be the then current charge which may be different from the charge that applied when the Return of Adjusted Purchase Payments Death Benefit was first elected for the Annuity.
Spousal continuation is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a Custodial Account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Code (“Custodial Account”) and, on the date of the Annuitant’s death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the Beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal advisor.
We allow a spouse to continue the Annuity even though he/she has reached or surpassed the Latest Annuity Date at the time of spousal continuation. However, upon such a spousal continuance, annuity payments would begin immediately.
PAYMENT OF DEATH BENEFITS
Alternative Death Benefit Payment Options – Annuities owned by Individuals (not associated with Tax-Favored Plans)
Except in the case of a spousal continuation as described above, upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. In the event of the decedent’s death before the Annuity Date, the Death Benefit must be distributed:

●	within five (5) years of the date of death (the ” 5 Year Deadline”); or

●
as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death. If the Beneficiary does not begin installments by such time, then no partial withdrawals will be permitted thereafter and we require that the Beneficiary take the Death Benefit as a lump sum within the 5 Year Deadline.

●
If the Annuity is held as a Beneficiary Annuity, the payment of the Death Benefit must be distributed as a lump sum payment or as a series of required distributions as permitted by then current applicable regulations and the death benefit distribution options we provide at the time the Death Benefit becomes payable.

If we do not receive instructions on where to send the payment in a timely manner, funds will be escheated in accordance with applicable law.
Alternative Death Benefit Payment Options – Annuities Held by Tax-Favored Plans
Upon your death under an IRA or Roth IRA, any remaining interest must be distributed in accordance with federal income tax requirements. The post-death distribution requirements were amended, applicable generally with respect to deaths occurring after 2019, by the Further Consolidated Appropriations Act of 2020 (which includes the “Setting Every Community Up for Retirement Enhancement” Act (SECURE Act)), and further clarified by the associated final and proposed regulations. We reserve our rights to implement any additional regulations addressing these requirements in the future. The post-death distribution requirements under prior law continue to apply in certain circumstances. The following rules generally apply to deaths after 2019:

●
10-year rule: If you have a designated Beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated Beneficiary is an “eligible designated Beneficiary” (“EDB”) or some other exception applies.

●
Eligible designated beneficiaries: A designated Beneficiary is any individual designated as a Beneficiary by the IRA owner. An EDB is any designated Beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death.

●
Other applicable rules: This 10-year post-death distribution period applies regardless of whether you die before your required beginning date, or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if you die on or after the required beginning date, then annual distributions will be required from the Annuity during the 10-year period. If the Beneficiary is an EDB and the EDB dies before the entire interest is distributed under this 10-year rule, the remaining interest must be distributed within 10 years after the EDB’s death (i.e., a new 10-year distribution period begins).

Instead of taking distributions under the 10-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of 21, and any remaining interest must be distributed within 10 years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than 10 years).

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA Owner was alive could continue to be made under that method after the death of the IRA owner. However, under the current law, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the current law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.

The post-death distribution requirements do not apply if annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your Beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

In addition, the current post-death distribution requirements generally do not apply if the IRA Owner died prior to January 1, 2020. However, if the designated Beneficiary of the deceased IRA Owner dies after January 1, 2020, any remaining interest must be distributed within 10 years of the designated Beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated Beneficiary of an IRA Owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated Beneficiary of an IRA Owner who died prior to 2020.

●
Spousal continuation. Under the current law, as under prior law, if your Beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by treating your IRA as their own IRA subject to specific limits under the regulations. The post-death distribution requirements are complex in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.

For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.
A Beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.
Until withdrawn, amounts in an IRA, 403(b) or other “qualified investment” continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the Death Benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.
If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
The tax consequences to the Beneficiary may vary among the different Death Benefit payment options. For more information, see “Taxes.” You may wish to consult a professional tax advisor about the federal income tax consequences of your Beneficiary designations.

PURCHASES AND CONTRACT VALUE

REQUIREMENTS FOR PURCHASING THE ANNUITY
We may apply certain limitations, restrictions, and/or underwriting standards as a condition of our issuance of an Annuity and/or acceptance of Purchase Payments. Certain of the current limitations, restrictions and standards are described below. We may change these limitations, restrictions and standards in the future. We may make changes to these limitations, restrictions, and/or underwriting standards relating to our issuance of an Annuity subject to any applicable state regulatory approval and requirements. Any such changes would apply to applications received by us in Good Order after the date of the change(s) and changes to the limitations, restrictions or underwriting standards described below would be described revisions to this prospectus.
Your financial professional is required to complete annuity training prior to soliciting an application for an annuity product. If your annuity application is submitted prior to your financial professional fulfilling the applicable annuity training requirements, your application will be returned, and the annuity product will need to be re-solicited. If the annuity training is not completed within five (5) Valuation Days from the date your initial Purchase Payment is received by Prudential in Good Order and we do not have your consent to retain the Purchase Payment beyond this time, we will return your Purchase Payment and your Annuity will not be issued.
Initial Purchase Payment: An initial Purchase Payment is considered the first Purchase Payment received by us in Good Order and in an amount sufficient to issue your Annuity. This is the payment that issues your Annuity. All subsequent Purchase Payments allocated to the Annuity will be considered Subsequent Purchase Payments. Unless we agree otherwise and subject to our rules, you must make an initial Purchase Payment of at least $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.
We must approve any initial and subsequent Purchase Payments where the total amount of Purchase Payments equals $1,000,000 or more with respect to this Annuity and any other annuities you are purchasing from us (or that you already own) and/or our affiliates. To the extent allowed by state law, that required approval also will apply to a proposed change of Owner of the Annuity, if as a result of the ownership change, total Purchase Payments with respect to this Annuity and all other annuities owned by the new Owner would equal or exceed that $1,000,000 threshold. We may limit subsequent Purchase Payments under other circumstances, as explained in “Subsequent Purchase Payments” below. You should note that our requirement to approve total Purchase Payments of $1,000,000 or more could result in your Annuity never achieving the reduction in insurance charge level that applies when Net Purchase Payments are $1,000,000 or more.
Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block an Annuity Owner’s ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.
Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Pruco Life. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Pruco Life by wiring funds through your financial professional’s broker-dealer firm. Subsequent Purchase Payments may also be applied to your Annuity under an electronic funds transfer, an arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.
Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions. You can allocate Purchase Payments to one or more available Investment Options.
Speculative Investing: Do not purchase this Annuity if you, anyone acting on your behalf, and/or anyone providing advice to you plan to use it, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme now or at any time prior to termination of the Annuity. Your Annuity may not be traded on any stock exchange or secondary market. By purchasing this Annuity, you represent and warrant that you are not using this Annuity, or any of its optional benefits, for speculation, arbitrage, viatication or any other type of collective investment scheme.
Currently, we will not issue an Annuity, permit changes in ownership or allow assignments to certain ownership types, including but not limited to: corporations, partnerships and endowments. Further, we will only issue an Annuity, allow changes of ownership and/or permit assignments to certain ownership types if the Annuity is held exclusively for the benefit of the designated Annuitant. These rules are subject to state law. You may name as Owner of the Annuity a grantor trust with one grantor only if the grantor is designated as the Annuitant. You may name as Owner of the Annuity, subject to state availability, a grantor trust with two grantors only if the grantors are designated as Joint Annuitants. We will not issue Annuities to grantor trusts with more than two grantors and we will not permit co-grantors to be designated as Contingent Annuitants. The eldest grantor will be named as the Annuitant.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within 5 years after the date of death of the first grantor’s death under Section 72(s) of the Code. If a non-Annuitant grantor predeceases the Annuitant, the Surrender Value will be payable. The Surrender Value will be payable to the trust and there is no Death Benefit provided under the Annuity except as otherwise described below. Between the date of death of the non-Annuitant grantor and the date that we distribute the Surrender Value, the Account Value may be reduced by the total insurance charge and may be subject to Variable Option fluctuations. If the Annuitant dies after the death of the first grantor, but prior to the distribution of the Surrender Value of the Annuity, then the Death Benefit amount will be payable as a lump sum to the Beneficiary(ies).
Additionally, we will not permit election or re-election of any optional benefit by certain ownership types. We may issue an Annuity in ownership structures where the Annuitant is also the participant in a Qualified or Non-qualified employer sponsored plan and the Annuity represents his or her segregated interest in such plan. We reserve the right to further limit, restrict and/or change to whom we will issue an Annuity in the future, to the extent permitted by state law. Further, please be aware that we do not provide administration for employer-sponsored plans and may also limit the number of plan participants that may elect to use our Annuity as a funding vehicle.
Age Restrictions: Unless we agree otherwise and subject to our rules, in order to issue the Annuity, we must receive the application, in Good Order, before the oldest of the Owner(s) and Annuitant(s) turns 86 years old. If you purchase a Beneficiary Annuity, the maximum issue age is 85 based on the Key Life. In addition, the broker-dealer firm through which you are purchasing the Annuity may impose a younger maximum issue age than what is described above – check with the broker-dealer firm for details. The “Annuitant” refers to the natural person(s) upon whose life annuity payments payable to the Owner are based.
Subsequent Purchase Payments: If allowed by applicable state law, currently you may make subsequent Purchase Payments, provided that the payment is at least $100 (we impose a $50 minimum for electronic funds transfer (“EFT”) purchases. We may amend this Purchase Payment minimum, and/or limit the Investment Options to which you may direct Purchase Payments. You may make subsequent Purchase Payments, unless the Annuity is held as a Beneficiary Annuity, at any time before the earlier of the Annuity Date and (i) for Annuities that are not entity-owned, the oldest Owner’s 86th birthday or (ii) for entity-owned Annuities, the oldest Annuitant’s 86th birthday. However, Purchase Payments are not permitted after the Account Value is reduced to zero. subsequent Purchase Payments
Each additional Purchase Payment will be allocated to the Investment Options according to your instructions. You may not provide allocation instructions that apply to more than one additional Purchase Payment. Thus, if you have not provided allocation instructions with a particular additional Purchase Payment, we will allocate the Purchase Payment to the Variable Options on a proportional basis to the Variable Options in which your Account Value is then allocated, excluding any Variable Options to which you may not choose to allocate Account Value.
Effective December 31, 2020, the Defined Income Benefit is no longer available for new sales. We no longer accept subsequent Purchase Payments if you have elected the Defined Income Benefit.
We reserve the right to limit, suspend or reject any additional Purchase Payment at any time, but would do so only on a non-discriminatory basis. In particular, if the Dynamic Income Benefit or the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity, circumstances where we may limit, restrict, suspend or reject subsequent Purchase Payments include, but are not limited to the following:

●	if we are not then offering the applicable benefit(s) for new issues;

●	if we are offering a modified version of the applicable benefit(s) for new issues; or

●
if the Return of Adjusted Purchase Payments Death Benefit is in effect for your Annuity and if we determine that, as a result of the timing and amounts of your subsequent Purchase Payments and withdrawals, the death benefit amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the death benefit amount in an unintended fashion is the relative size of additional Purchase Payment(s)); or

●
if we determine that, as a result of the timing and amounts of your subsequent Purchase Payments and withdrawals, the Guaranteed Income Amount or Annual Income Amount is being increased in an unintended fashion (among the factors we will use in making a determination as to whether an action is designed to increase the Guaranteed Income Amount or Annual Income Amount in an unintended fashion is the relative size of additional Purchase Payment(s)).

If we further exercise our right to suspend, reject and/or place limitations on the acceptance of subsequent Purchase Payments, you may no longer be able to fund the Dynamic Income Benefit optional living benefit or the optional Return of Adjusted Purchase Payments Death Benefit that you elected to the level you originally intended. This means that you may no longer be able to increase the values associated with your Defined Income Benefit or Dynamic Income Benefit optional living benefit through subsequent Purchase Payments or increase the amount of the death benefit under the optional Return of Adjusted Purchase Payments Death Benefit. This would also impact your ability to make annual contributions to certain qualified Annuities.
When you purchase this Annuity and determine the amount of your initial Purchase Payment, you should consider the fact that we may suspend, reject or limit subsequent Purchase Payments at some point in the future.
Depending on the tax status of your Annuity (e.g, if you own the Annuity through an IRA), there may be annual contribution limits dictated by applicable law. Please see “Taxes” for additional information on these contribution limits.
If you have elected to participate in the 6 or 12 Month DCA Program, your initial Purchase Payment will be applied to your chosen program. Each time you make an additional Purchase Payment, you will need to elect a new 6 or 12 Month DCA Program for that additional Purchase Payment. If you do not provide such instructions, we will allocate that additional Purchase Payment among the Variable Options based on the proportion of Account Value then in each Variable Option, excluding Variable Options to which you may not choose to allocate Account Value. Additionally, if your initial Purchase Payment is funded from multiple sources (e.g., a transfer of assets/1035 exchange) then the total amount that you have designated to fund your Annuity will be treated as the initial Purchase Payment for purposes of your participation in the 6 or 12 Month DCA Program.

Subsequent Purchase Payments may also be limited if the total Purchase Payments under this Annuity and other annuities equals or exceeds $1,000,000, as described in more detail in “Initial Purchase Payment”.
DESIGNATION OF OWNER, ANNUITANT, AND BENEFICIARY
Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant(s) and one or more Beneficiaries for your Annuity. If you are considering purchase of the Dynamic Income Benefit to provide lifetime income for your life or the lives or you and your spouse, you should carefully consider the rules regarding the designations of the Owner, Annuitant and Beneficiary for the Annuity and for those optional benefits when you establish or change these designations. See “Optional Living Benefits” in this prospectus.

●
Owner: Each Owner holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint Owners are required to act jointly; however, if each Owner provides us with a written form that we find acceptable, we will permit each Owner to act independently on behalf of both Owners. All information and documents that we are required to send you will be sent to the first named Owner. Co-ownership by entity Owners or an entity Owner and an individual is not permitted. Refer to the Glossary of Terms for a complete description of the term “Owner.” Prior to Annuitization, there is no right of survivorship (other than any spousal continuance right that may be available to a surviving spouse).

●
Annuitant: The Annuitant is the person upon whose life we make annuity payments. You must name an Annuitant who is a natural person and may name a Joint Annuitant, subject to our approval, unless the Annuity is to be used as an IRA, or other “qualified investment that is given beneficial treatment under the Code. For Annuities owned by natural persons, if an Annuitant who is not the Owner predeceases the Owner before the Annuity Date, the Joint Annuitant will become the Annuitant. In limited circumstances and where allowed by law, we may allow you to name one or more “Contingent Annuitants” with our prior approval. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of “Considerations for Contingent Annuitants” in the Taxes section of the prospectus. For Beneficiary Annuities, instead of an Annuitant there is a “Key Life” which is used to determine the annual required distributions.

●
Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary designation should be the exact name of your Beneficiary, not only a reference to the Beneficiary’s relationship to you. If you use a class designation in lieu of designating individuals (e.g. “surviving children”), we will pay the class of Beneficiaries as determined at the time of your death and not the class of Beneficiaries that existed at the time the designation was made. If no Beneficiary is named, the Death Benefit will be paid to you or your estate. For Annuities that designate a custodian, trust, or a plan as Owner, the custodian or plan must also be designated as the Beneficiary. If no Beneficiary is named for a trust owned contract, the default Beneficiary will be the contract owner. For Beneficiary Annuities, instead of a Beneficiary, the term “Successor” is used. If an Annuity is co-owned by spouses, we do not offer Joint Tenants with Rights of Survivorship (JTWROS). Both Owners would need to be listed as the primary Beneficiaries for the surviving spouse to maintain the contract unless you elect an alternative Beneficiary designation.

Your right to make certain designations may be limited if your Annuity is to be used as an IRA, Beneficiary Annuity or other “qualified” investment that is given beneficial tax treatment under the Code. You should seek tax advice on the income, estate and gift tax implications of your designations.
BENEFICIARY ANNUITY
You may purchase an Annuity if you are a Beneficiary of an account that was owned by a decedent, except in the event that the decedent’s account is an existing Prudential Beneficiary Annuity, subject to the following requirements. You may transfer the proceeds of the decedent’s account into the Annuity described in this prospectus and receive distributions that are required by the tax laws. This transfer option is not available if the proceeds are being transferred from an annuity issued by us or one of our affiliates and the annuity offers a “Beneficiary Continuation Option”.
Upon purchase, the Annuity will be issued in the name of the decedent for your benefit.
For IRAs and Roth IRAs, an “eligible designated beneficiary” must elect stretch distributions by December 31st of the year following the year of the decedent’s death. If you are the surviving spouse Beneficiary, distributions may be deferred until the decedent would have attained the applicable age. However, if you choose to defer distributions, you are responsible for complying with the distribution requirements under the Code, and you must make a valid election as to when you would like distributions to begin. If you are not an eligible designated beneficiary, you may have the option to purchase a 10-year deferral beneficiary annuity, which must be established by December 31st of the year following the year of the decedent’s death. If a 10-year beneficiary contract is already established, purchase of a Prudential 10-year beneficiary annuity must be completed by December 31st of the year following the year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of an IRA or Roth IRA, including information about the applicable age, see “Taxes”.
For Non-qualified Annuities, distributions must begin within one year of the decedent’s death. For additional information regarding the tax considerations applicable to Beneficiaries of a Non-qualified Annuity see “Required Distributions Upon Your Death for a Non-qualified Annuity” in “Taxes”.
You may take withdrawals in excess of your required distributions. Any withdrawals you take count toward the required distribution for the year. All applicable charges will be assessed against your Annuity, such as the insurance charge and the Annual Account Management Fee.
The Annuity provides a basic Death Benefit upon death, and you may name “successors” who may receive the Death Benefit as a lump sum.

Please note the following additional limitations for a Beneficiary Annuity:

●
No subsequent Purchase Payments are permitted. You may only make a one-time initial Purchase Payment transferred to us directly from another annuity or eligible account. You may not make your Purchase Payment as an indirect rollover, or combine multiple assets or death benefits into a single contract as part of this Beneficiary Annuity.

●	You may not elect any optional benefits.

●	You may not annuitize the Annuity; no annuity options are available.

●	You may participate only in the following programs: Automatic Rebalancing, Dollar Cost Averaging (but not the 6 or 12 Month DCA Program), or systematic withdrawals.

●	You may not assign or change ownership of the Annuity, and you may not change or designate another life upon which distributions are based. A Beneficiary Annuity may not be co-owned.

●
If the Annuity is funded by means of transfer from another Beneficiary Annuity with another company, we require that the sending company or the beneficial Owner provide certain information in order to ensure that applicable required distributions have been made prior to the transfer of the contract proceeds to us. We further require appropriate information to enable us to accurately determine future distributions from the Annuity. Please note we are unable to accept a transfer of another Beneficiary Annuity where taxes are calculated based on an exclusion amount or an exclusion ratio of earnings to original investment. We are also unable to accept a transfer of an annuity that has annuitized.

●
The beneficial Owner of the Annuity can be an individual, grantor trust, or, for an IRA or Roth IRA, an estate or a qualified trust. In general, a qualified trust (1) must be valid under state law; (2) must be irrevocable or become irrevocable by its terms upon the death of the IRA or Roth IRA Owner; and (3) the Beneficiaries of the trust who are Beneficiaries with respect to the trust’s interest in this Annuity must be identifiable from the trust instrument and must be individuals. A qualified trust may be required to provide us with a list of all Beneficiaries to the trust (including contingent and remainder Beneficiaries with a description of the conditions on their entitlement), all of whom must be individuals, as of September 30th of the year following the year of death of the IRA or Roth IRA Owner, or date of Annuity application if later. The trustee may also be required to provide a copy of the trust document upon request. If the beneficial Owner of the Annuity is a grantor trust, distributions must be based on the life expectancy of the grantor who is named as the Annuitant. If the beneficial Owner of the Annuity is a qualified trust, distribution options may be limited. In certain instances, we may allow distributions based on the life expectancy of a sole individual beneficiary under the trust if they qualify as an eligible designated beneficiary. Special rules and limitations may apply to qualified trusts with multiple beneficiaries.

●
If this Beneficiary Annuity is transferred to another company as a tax-free exchange with the intention of qualifying as a Beneficiary Annuity with the receiving company, we may require certifications from the receiving company that required distributions will be made as required by law.

●
If you are transferring proceeds as Beneficiary of an annuity that is owned by a decedent, we must receive your transfer request at least 45 days prior to your first or next required distribution. If, for any reason, your transfer request impedes our ability to complete your required distribution by the required date, we will be unable to accept your transfer request.

RIGHT TO CANCEL
You may cancel (or “Free Look”) your Annuity for a refund by notifying us in Good Order or by returning the Annuity to our Service Center or to the representative who sold it to you within 10 days after you receive it (or such other period as may be required by applicable law). The Annuity can be mailed or delivered either to us, at our Service Center, or to the representative who sold it to you. Return of the Annuity by mail is effective on being postmarked, properly addressed and postage prepaid.
Subject to applicable law, the amount of the refund will equal the Account Value as of the Valuation Day we receive the returned Annuity at our Service Center or the cancellation request in Good Order, plus any fees or tax charges deducted from the Purchase Payment upon allocation to the Annuity or imposed under the Annuity, less any applicable federal and state income tax withholding. However, where we are required by applicable law to return Purchase Payments, we will return the greater of Account Value and Purchase Payments.
In addition, when you allocate Account Value to any DCA Market Value Adjustment Option and you take a withdrawal, a Market Value Adjustment may be assessed, which could be positive or negative. When a Market Value Adjustment is assessed, a Liquidity Factor of 0.25% is applied and will reduce the amount being withdrawn from the DCA Market Value Adjustment Option. If you decide to Free Look your Annuity, a Market Value Adjustment may be assessed (except in Return of Purchase Payment states), but we would not apply the Liquidity Factor of 0.25%. As a result, the amount of your refund may be reduced by a Market Value Adjustment, but will not be reduced by the Liquidity Factor.
SCHEDULED PAYMENTS DIRECTLY FROM A BANK ACCOUNT
You can make subsequent Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity, unless the Annuity is held as a Beneficiary Annuity. No subsequent Purchase Payments are permitted if you have elected the Beneficiary Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur. We may also suspend or cancel electronic funds transfer privileges if we have limited, restricted, suspended or terminated the ability of Owners to submit subsequent Purchase Payments.

SALARY REDUCTION PROGRAMS
These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are not directed to the DCA Market Value Adjustment Options.
VALUING THE VARIABLE OPTIONS
When you allocate Account Value to a Variable Option, you are purchasing Units of the Variable Option. Each Variable Option invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the Variable Option fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for (1) the insurance charge, (2) the Defined Income Benefit optional living benefit and/or the Return of Adjusted Purchase Payments Death Benefit Charge if in effect for your Annuity, and (3) the Fund Access Charge, if you have amounts allocated to the Variable Options for which we impose that charge. If you elect to have Advisory Fees deducted from your Account Value, this deduction will result in the reduction of Units. See Appendix A for a list of those Variable Options.
Each Valuation Day, we determine the price for a Unit of each Variable Option, called the “Unit Price”. The Unit Price is used for determining the value of transactions involving Units of the Variable Options. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Variable Option as of the Valuation Day. There may be several different Unit Prices for each Variable Option to reflect the insurance charge, the charges for any optional benefits, and the Fund Access Charge. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity.
Example
Assume you allocate $5,000 to a Variable Option. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Variable Option. Assume that later, you wish to transfer $3,000 of your Account Value out of that Variable Option and into another Variable Option. On the Valuation Day you request the transfer, the Unit Price of the original Variable Option has increased to $16.79 and the Unit Price of the new Variable Option is $17.83. To transfer $3,000, we redeem 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Variable Option at the Unit Price of $17.83. You would then have 168.255 Units of the new Variable Option.
VALUING THE DCA MARKET VALUE ADJUSTMENT OPTIONS
During the Guarantee Period, we use the concept of an “Interim Value” for the DCA Market Value Adjustment Options. The Interim Value can be calculated on any day and is equal to the initial value allocated to a DCA Market Value Adjustment Option, plus all interest credited to the DCA Market Value Adjustment Option as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If there have been any transfers or withdrawals from a DCA Market Value Adjustment Option, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the value of a DCA Market Value Adjustment Option on any day more than 30 days prior to the end of its Guarantee Period, we multiply the Unadjusted Account Value of the DCA Market Value Adjustment Option by the Market Value Adjustment factor. See “Charges and Adjustments” and “Description of Insurance Company, Registered Separate Account, and Investment Options” for more information about the Market Value Adjustment.
PROCESSING AND VALUING TRANSACTIONS
Pruco Life is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m. Eastern Time). Generally, financial transactions received in Good Order before the close of regular trading on the NYSE will be processed according to the value next determined following the close of business. Financial transactions received on a non-Valuation Day or after the close of regular trading on the NYSE will be processed based on the value next computed on the next Valuation Day.
We will not process any financial transactions involving purchase or redemption orders on days the NYSE is closed. Pruco Life will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

●	trading on the NYSE is restricted;

●	an emergency, as determined by the SEC, exists making redemption or valuation of securities held in the Separate Account impractical; or

●	the SEC, by order, permits the suspension or postponement for the protection of security holders.

In certain circumstances, we may need to correct the processing of an order. In such circumstances, we may incur a loss or receive a gain depending upon the price of the security when the order was executed and the price of the security when the order is corrected. With respect to any gain that may result from such order correction, we will retain any such gain as additional compensation for these correction services.
Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Variable Options within two (2) Valuation Days after we receive the Purchase Payment in Good Order at our Service Center. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue an Annuity within two (2) Valuation Days.
With respect to your initial Purchase Payment and any subsequent Purchase Payments pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Variable Option fluctuations during that period.
As permitted by applicable law, the broker-dealer firm through which you purchase your Annuity may forward your initial Purchase Payment to us prior to approval of your purchase by a registered principal of the firm. These arrangements are subject to a number of regulatory requirements, including that customer funds will be deposited in a segregated bank account and held by the insurer until such time that the insurer is notified of the firm’s principal approval and is provided with the application, or is notified of the firm principal’s rejection. In addition, the insurer must promptly return the customer’s funds at the customer’s request prior to the firm’s principal approval or upon the firm’s rejection of the application. The monies held in the bank account will be held in a suspense account within our general account and we may earn interest on amounts held in that suspense account. Contract Owners will not be credited with any interest earned on amounts held in that suspense account. The monies in such suspense account may be subject to claims of our general creditors.
Subsequent Purchase Payments: We will apply any subsequent Purchase Payments as of the Valuation Day that we receive the Purchase Payment at our Service Center in Good Order. We may limit, restrict, suspend or reject any subsequent Purchase Payments at any time. See “Subsequent Purchase Payments” above. With respect to your additional Purchase Payment that is pending investment in our Separate Account, we may hold the amount temporarily in a suspense account and we may earn interest on such amount. You will not be credited with interest during that period. The monies held in the suspense account may be subject to claims of our general creditors. Also, the Purchase Payment will not be reduced nor increased due to Variable Option fluctuations during that period.
Scheduled Transactions: Scheduled transactions include transfers under Dollar Cost Averaging, the Asset Allocation Program, Automatic Rebalancing, Systematic Withdrawals, Systematic Investments, Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Options. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to Required Minimum Distributions, substantially equal periodic payments under Section 72(t)/72(q) of the Code, annuity payments and fees that are assessed daily as a percentage of the net assets of the Variable Options only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day. In addition, if: you are taking your Guaranteed Income Amount through our systematic withdrawal program; and the scheduled day is not a Valuation Day; and the next Valuation Day will occur in a new contract year, the transaction will be processed and valued on the prior Valuation Day.
Unscheduled Transactions: “Unscheduled” transactions include any other non-scheduled transfers and requests for partial withdrawals or Surrenders. With respect to certain written requests to withdraw Account Value, we may seek to verify the requesting Owner’s signature. Specifically, we reserve the right to perform a signature verification for (a) any withdrawal exceeding a certain dollar amount and (b) a withdrawal exceeding a certain dollar amount if the payee is someone other than the Owner. In addition, we will not honor a withdrawal request in which the requested payee is the financial professional or agent of record. We reserve the right to request a signature guarantee with respect to a written withdrawal request. If we do perform a signature verification, we will pay the withdrawal proceeds within 7 days after the withdrawal request was received by us in Good Order, and will process the transaction in accordance with the discussion in “Processing And Valuing Transactions.”
Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Service Center in Good Order all supporting documentation we require for such transactions.
We generally pay any death benefit claims from the Separate Account within 7 days of our receipt of your request in Good Order at our Service Center.
SURRENDER VALUE
During the Savings Stage, you can surrender your Annuity at any time and you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity. Your Surrender Value is equal to the Account Value less any applicable tax charges, any applicable optional benefit charge, any Market Value Adjustment, and any annual maintenance fee. There is no separate early withdrawal fee applied to this Annuity. Please see “Charges and Adjustments” for information about when a Tax Charge or Annual Account Management Fee would be deducted from the Account Value upon surrender.
We apply as a threshold, in certain circumstances, a minimum Surrender Value of $2,000. If you purchase an Annuity without the Defined Income Benefit, we will not allow you to take any withdrawals that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. Likewise, if you purchase an Annuity with the Defined Income Benefit, we will not allow you to take a Non-Lifetime Withdrawal (see “Optional Living Benefits”) that would cause your Annuity’s Account Value, after taking the withdrawal, to fall below the minimum Surrender Value. See “Annuity Period” in this prospectus for information on the impact of the minimum Surrender Value at Annuitization.

SURRENDERS AND WITHDRAWALS

TYPES OF DISTRIBUTIONS AVAILABLE TO YOU
During the Savings Stage, you can access your Account Value through partial withdrawals, systematic withdrawals, and where required for tax purposes, Required Minimum Distributions. You can also surrender your Annuity at any time. Depending on your instructions, we may deduct the Annual Account Management Fee and any Tax Charge that applies. A Market Value Adjustment may also apply to amounts withdrawn from the DCA Market Value Adjustment Options. Unless you notify us differently as permitted, partial withdrawals are taken on a proportional basis (i.e. “proportional” meaning that the percentage of each Investment Option withdrawn is the same percentage that the Investment Option bears to the total Account Value). Each of these types of distributions is described more fully below.
If you have the Defined Income Benefit in effect for your Annuity, withdrawals before your first Lifetime Withdrawal reduce the Guaranteed Income Amount that the benefit will provide when Lifetime Withdrawals subsequently begin. A Withdrawal of Excess Income that brings your Account Value to zero, both the benefit and the Annuity itself will terminate. See “Termination of the Defined Income Benefit” in “Prudential Defined Income Benefit” in this prospectus for more information. If you have the Dynamic Income Benefit in effect for your Annuity, withdrawals before your first Income Withdrawal reduce the Income Base and thereby reduce the Annual Income Amount in future years. A withdrawal of Excess Income that brings your Account Value to zero, will cause the benefit and the Annuity to terminate. See “Optional Living Benefits” in this prospectus.
Gross Withdrawal or Net Withdrawal. Generally, you can request either a gross withdrawal or a net withdrawal. If, however, you are taking your withdrawal through a systematic withdrawal program, you may only be permitted to take that withdrawal on a gross basis. In a gross withdrawal, you request a specific withdrawal amount with the understanding that the amount you actually receive is reduced by any applicable tax withholding. In a net withdrawal, you request a withdrawal for an exact dollar amount with the understanding that any applicable deduction for tax withholding is taken from your Account Value. This means that an amount greater than the amount of your requested withdrawal will be deducted from your Account Value. To make sure that you receive the full amount requested, we calculate the entire amount, including the amount generated due to the tax withholding, that will need to be withdrawn. We then apply the tax withholding to that entire amount. As a result, you will have more tax withheld if you elect a net withdrawal.
The deduction of Advisory Fees from Account Value is treated as a withdrawal under the Annuity. No surrender charges apply to the Annuity, and accordingly there is no annual free withdrawal amount applicable.
TAX IMPLICATIONS FOR DISTRIBUTIONS FROM NON-QUALIFIED ANNUITIES
Prior to Annuitization
For federal income tax purposes, a distribution prior to Annuitization is deemed to come first from any “gain” in your Annuity and second as a return of your “cost basis,” if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer’s age 59½, you may be subject to a 10% additional tax in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.
During Annuitization
During the Annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have “exclusionary rules” that we use to determine what portion of each annuity payment should be treated as a return of any cost basis you have in your Annuity. Once the cost basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The cost basis in your Annuity may be based on the cost basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.
Advisory Fee Payments
If you deduct an advisory fee from your Annuity’s contract value, it may be treated as a withdrawal subject to federal and state income taxes, and a 10% additional tax, if applicable. The deduction may also reduce your minimum death benefit guarantees and other guaranteed benefits.
On advisory products, you may establish an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.
There may also be tax implications on distributions from qualified Annuities. See “Taxes” for information about qualified Annuities and for additional information about Non-qualified Annuities.

SYSTEMATIC WITHDRAWALS
Our systematic withdrawal program is an administrative program designed for you to withdraw a specified amount from your Annuity on an automated basis at the frequency you select. This program is available to you at no additional charge. We may cease offering this program or change the administrative rules related to the program at any time on a non-discriminatory basis.
You may not have a systematic withdrawal program, as described in this section, if you are receiving substantially equal periodic payments under Sections 72(t) and 72(q) of the Code or Required Minimum Distributions.
You may terminate your systematic withdrawal program at any time. Ownership changes to, and assignment of, your Annuity will terminate any systematic withdrawal program on the Annuity as of the effective date of the change or assignment. Requesting partial withdrawals while you have a systematic withdrawal program may also terminate your systematic withdrawal program as described below.
Please note that systematic withdrawals may be subject to a Market Value Adjustment.
The minimum amount for each systematic withdrawal is $100. If any scheduled systematic withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled systematic withdrawal.
We will withdraw systematic withdrawals from the Investment Options you have designated (your “designated Investment Options”). If you do not designate Investment Options for systematic withdrawals, we will withdraw systematic withdrawals from each Investment Option based on the percentage of your total Account Value allocated to each Investment Option at the time we pay out your withdrawal. If you have designated Investment Options and have elected a specific dollar amount which cannot be satisfied by your designated Investment Options, we will withdraw systematic withdrawals from all of your Investment Options based on the percentage of your total Account Value allocated to each Investment Option.
If you have the Defined Income Benefit or Dynamic Income Benefit in effect for your Annuity, please be advised of the current administrative rules associated with this program:

●
Under the Defined Income Benefit, any withdrawal taken as part of a systematic withdrawal program will be considered a Lifetime Withdrawal and, as such will lock in your minimum Guaranteed Income Amount. See “Guaranteed Income Amount” in “Benefits Available Under the Contract - Prudential Defined Income Benefit” in this prospectus for more information.

●
Under the Dynamic Income Benefit, any withdrawal taken as part of a systematic withdrawal program will be considered an Income Withdrawal and additional amounts of the Income Deferral Rate will not be added to the Income Percentage after that Income Withdrawal. Additionally, the systematic withdrawals will reduce your Annual Income Amount for a Benefit Year before they reduce any Annual Income Amounts from prior Benefit Years that were not withdrawn.

●
Under either optional benefit, if you either have an existing or establish a new systematic withdrawal program for an amount less than, or equal to, your Guaranteed Income Amount, or Annual Income Amount, as applicable, and we receive a request for a partial withdrawal from your Annuity in Good Order, we will process your partial withdrawal request and may cancel your systematic withdrawal program. If you either have or establish a new systematic withdrawal program for an amount greater than your Guaranteed Income Amount or Annual Income Amount, as applicable, it is important to note that these systematic withdrawals may result in Excess Income which will negatively impact your Guaranteed Income Amount or Annual Income Amount available in future Benefit Years. A combination of partial withdrawals and systematic withdrawals for an amount greater than your Guaranteed Income Amount or Annual Income Amount, as applicable, will negatively impact your future Guaranteed Income Amount or Annual Income Amount.

●
For a discussion of how a withdrawal of Excess Income would impact your Defined Income Benefit or Dynamic Income Benefit optional living benefit, see “Benefits Available Under the Contract” in this prospectus.

If you are taking your entire Guaranteed Income Amount or Annual Income Amount through the systematic withdrawal program, you must take that withdrawal as a gross withdrawal, not a net withdrawal.
SYSTEMATIC WITHDRAWALS UNDER SECTIONS 72(t)/72(q) OF THE INTERNAL REVENUE CODE
If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% additional tax on distributions made prior to age 59½ if you elect to receive distributions as a series of “substantially equal periodic payments.” For Annuities issued as Non-qualified annuities, Section 72(q) of the Code may provide a similar exemption from additional tax. Systematic withdrawals under Sections 72(t)/72(q) may be subject to a CDSC and/or Market Value Adjustment. Systematic Withdrawals of the Annual Income Amount under the Dynamic Income Benefit are not available for 72(t)/72(q) withdrawals. To request a program that complies with Sections 72(t)/72(q), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t)/72(q) withdrawals. There is no minimum Surrender Value we require to allow you to begin a program for withdrawals under Sections 72(t)/72(q). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually. Please note that such withdrawals may be subject to a Market Value Adjustment.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59½ that are not subject to the 10% additional tax.
Please note that if a withdrawal under Sections 72(t) or 72(q) is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then, we will process the withdrawal on the last Valuation Day prior to December 25th of that year.

REQUIRED MINIMUM DISTRIBUTIONS
Required Minimum Distributions (“RMDs”) are a type of systematic withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner’s lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make systematic withdrawals in amounts that satisfy the minimum distribution rules under the Code.
The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to systematic withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.
Please note that RMDs may be subject to a Market Value Adjustment if not taken from Variable Options.
You may also annuitize your Annuity and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution rules under the Code.
If the Defined Income Benefit or the Dynamic Income Benefit is in effect for your Annuity and you take withdrawals to meet the RMD provisions of the Code from your Annuity, you should note that:

●
As with all withdrawals, amounts withdrawn for RMDs will be considered Lifetime Withdrawals or Income Withdrawals, as applicable, unless you designate those withdrawals as Non-Lifetime Withdrawals or Non-Income Withdrawals.

●	Withdrawals made from the Annuity during any Benefit Year to meet the RMD provisions of the Code in the amount of RMD for this Annuity as calculated by us will not be treated as Excess Income.

●
Under the Defined Income Benefit, any withdrawal that exceeds the Guaranteed Income Amount will be treated as a withdrawal of Excess Income, which will reduce your Guaranteed Income Amount in future Benefit Years. Under the Dynamic Income Benefit, any withdrawal that exceeds the Annual Income Amount, including any Annual Income Amount from prior Benefit Years that has not been withdrawn, will be treated as a withdrawal of Excess Income which will reduce your Income Base and your Annual Income Amount in future years. This may include situations where you take withdrawals from the annuity to satisfy your RMD and then take additional withdrawals which, when combined, exceed the Guaranteed Income Amount.

See “Prudential Defined Income Benefit - Impact of Withdrawals” and “Prudential Dynamic Income Benefit - Impact of Withdrawals” in this prospectus.
In any year in which the requirement to take Required Minimum Distributions is suspended by law, we reserve the right, in our sole discretion and regardless of any position taken on this issue in a prior year, to treat any amount that would have been considered as a Required Minimum Distribution if not for the suspension as eligible for treatment as described herein.
Please note that if a Required Minimum Distribution is scheduled to be effected between the last Valuation Day prior to December 25th and December 31st of a given year, then we will process the Required Minimum Distribution on the last Valuation Day prior to December 25th of that year.
See “Taxes” for a further discussion of Required Minimum Distributions.

TAXES

The tax considerations associated with an Annuity vary depending on whether the Annuity is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of Annuities below. The discussion is general in nature and describes only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. It is based on current law and interpretations which may change. The information provided is not intended as tax advice. The federal income tax treatment of the Annuity is unclear in certain circumstances, and you should always consult a qualified tax advisor regarding the application of law to individual circumstances. Generally, the cost basis in an Annuity is the amount you pay into your Annuity, or into an annuity exchanged for your Annuity, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible contributions to a traditional IRA. We do not track cost basis for tax-favored retirement plans, which is the responsibility of the Owner.
On advisory products, you may be able to establish, subject to our rules and restrictions, an advisory fee deduction program for a qualified or Non-qualified Annuity such that charges for investment advisory fees are not taxable to the Annuity Owner. Please note that there are additional requirements that must be satisfied in order for investment advisory fee charges paid from a Non-qualified Annuity to be treated as not taxable.
The discussion below generally assumes that the Annuity is issued to the Annuity Owner. For Annuities issued under the Beneficiary Continuation Option or as a Beneficiary Annuity, refer to the Taxes Payable by Beneficiaries for a Non-qualified Annuity and Required Distributions Upon Your Death for Qualified Annuities sections below.
NON-QUALIFIED ANNUITIES
In general, as used in this prospectus, a Non-qualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.
Taxes Payable by You
We believe the Annuity is an Annuity for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the Annuity. Generally, all Annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one Annuity for purposes of determining the amount of any withdrawal that is subject to tax under the rules described below. We treat advisory fee payments as an expense of the Annuity and not a taxable distribution if your Non-qualified Annuity satisfies the requirements of a Private Letter Ruling issued to us by the Internal Revenue Service (“IRS”). In accordance with the PLR, advisory fee payments from your Non-qualified Annuity are treated as an expense as long as your advisor attests to us that the PLR requirements have been met, including that the advisory fees will not exceed 1.5% of the Annuity’s cash value and the Annuity only pays the advisor for fees related to investment advice with respect to the Annuity and no other services. The PLR does not generally allow such favorable tax treatment of advisory fee payments where a commission is also paid on the Annuity.
It is possible that the IRS could assert that some or all of the charges for the optional living or death benefits under the Annuity should be treated for federal income tax purposes as a partial withdrawal from the Annuity. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable income to the extent there are earnings in the Annuity. Additionally, for Owners under age 59½, the taxable income attributable to the charge for the benefit could be subject to the 10% additional tax. If the IRS determines that the charges for one or more benefits under the Annuity are taxable withdrawals, then the sole, primary, or surviving Owner will be provided with a notice from us describing available alternatives regarding these benefits.
Taxes on Withdrawals and Surrender Before Annuity Payments Begin
If you make a withdrawal from your Annuity or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as a return of cost basis, until all gain has been withdrawn. At any time, there is no gain in your Annuity, payments will be treated as a nontaxable return of cost basis until all cost basis has been returned. After all cost basis is returned, all subsequent amounts will be taxed as ordinary income. An exception to this treatment exists for contracts that include Purchase Payments made prior to August 14, 1982 that are issued via 1035 exchange. Withdrawals from a contract with Purchase Payments made before August 14, 1982 are treated as a return of cost basis in the Annuity first until those pre-August 14, 1982 Purchase Payments are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982 is not subject to the 10% additional tax.
You will generally be taxed on any withdrawals from the Annuity while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefits or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your Annuity as collateral for a loan, the part assigned generally will be treated as a withdrawal and subject to income tax to the extent of gain. If the entire Account Value is assigned or pledged, subsequent increases in the Account Value are also treated as withdrawals for as long as the assignment or pledge remains in place. The cost basis is increased by the amount includible in income with respect to such assignment or pledge. If you transfer your Annuity for less than full consideration, such as by gift, you will also trigger tax on any gain in the Annuity. Under most circumstances, this rule does not apply if you transfer the Annuity to your spouse or if you transfer the Annuity incident to divorce.

If you choose to receive payments under an interest payment option, or a Beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the Annuity to income tax and possibly the 10% additional tax.
Taxes on Annuity Payments
If you select an annuity payment option as described in the “Annuity Period” section of this prospectus, a portion of each annuity payment you receive will be treated as a partial return of your cost basis and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your cost basis (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Annuity. After the full amount of your cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the Annuitant before the full amount of your cost basis has been recovered, a tax deduction may be allowed for the unrecovered amount.
If your Account Value is reduced to zero but the Annuity remains in force due to a benefit provision, further distributions from the Annuity will be reported as annuity payments, using an exclusion ratio based upon the undistributed cost basis in the Annuity and the total value of the anticipated future payments until such time as all cost basis has been recovered.
Maximum Annuity Date
You must commence annuity payments no later than the first day of the calendar month following the maximum Annuity Date for your Annuity. Upon reaching the maximum Annuity Date you can no longer make Purchase Payments, surrender, exchange, or transfer your contract. The maximum Annuity Date may be the same as the Latest Annuity Date as described elsewhere in this prospectus. For some of our Annuities, you can choose to defer the Annuity Date beyond the default or Latest Annuity Date, as applicable, described in your Annuity. However, the IRS may not then consider your Annuity to be an Annuity under the tax law.
Please refer to your Annuity contract for the maximum Annuity Date.
Partial Annuitization
We do not currently permit partial annuitization.
Medicare Tax on Net Investment Income
The Code includes a Medicare tax on investment income. This tax assesses a 3.8% surtax on the lesser of (1) net investment income or (2) the excess of “modified adjusted gross income” over a threshold amount. The “threshold amount” is $250,000 for married taxpayers filing jointly or qualifying widow(er) with dependent child, $125,000 for married taxpayers filing separately, $200,000 for all others, and approximately $16,000 for estates and certain trusts. The taxable portion of payments received as a withdrawal, surrender, annuity payment, death benefit payment or any other actual or deemed distribution under the Annuity will be considered investment income for purposes of this surtax.
10% Additional Tax for Early Withdrawal from a Non-Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from your Non-qualified Annuity. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½;

●	the amount is paid on or after your death (or the death of the Annuitant when the owner is not an individual);

●	the amount received is attributable to your becoming disabled (as defined in the Code);

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually (please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years and the impermissible modification of payments during that time period will result in retroactive application of the 10% additional tax); or

●
the amount received is paid under an immediate Annuity (within the meaning of the Code) and the annuity start date is no more than one year from the date of purchase (the first monthly annuity payment being required to be paid within 13 months).

Other exceptions to this tax may apply. You should consult your tax advisor for further details.
Special Rules in Relation to Tax-free Exchanges Under Section 1035
Section 1035 of the Code permits certain tax-free exchanges of a life insurance contract, annuity contract or endowment contract for an Annuity, including tax-free exchanges of annuity death benefits for a Beneficiary Annuity. Partial exchanges may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of the partially exchanged amount as well as the 10% additional tax on pre-age 59½ withdrawals. In Revenue Procedure 2011-38, the IRS indicated that, for partial exchanges on or after October 24, 2011, where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 180 days of the date on which the partial exchange was completed

(other than an amount received as an annuity for a period of 10 years or more or during one or more lives), the IRS may not treat the transaction as a tax-free Section 1035 exchange. The IRS will apply general tax rules to determine the substance and treatment of the transaction in such cases. We strongly urge you to discuss any partial exchange transaction of this type with your tax advisor before proceeding with the transaction.
If an Annuity is purchased through a tax-free exchange of a life insurance contract, annuity contract or endowment contract that was purchased prior to August 14, 1982, then any Purchase Payments made to the original contract prior to August 14, 1982 will be treated as made to the new Annuity prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a return of cost basis first until Purchase Payments made before August 14, 1982 are withdrawn. Moreover, income allocable to Purchase Payments made before August 14, 1982, is not subject to the 10% additional tax.
After you elect an Annuity Payout Option, we do not allow you to exchange your Annuity.
Taxes Payable by Beneficiaries for a Non-Qualified Annuity
If an Owner dies before the Annuity Date, the Death Benefit distributions are taxed at ordinary income tax rates. The value of the Death Benefit, as determined under federal law, is also included in the Owner’s estate for federal estate tax purposes. Generally, the same income tax rules described above would also apply to amounts received by your Beneficiary. Choosing an option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the Beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit:

●	As a lump sum payment, the Beneficiary is taxed in the year of payment on gain in the Annuity.

●
Within 5 years of death of Owner, the Beneficiary is taxed on the lump sum payment. The Death Benefit must be taken as one lump sum payment within 5 years of the death of the Owner. Partial withdrawals are not permitted to be paid to Beneficiaries under our Annuity contracts.

●
Under an Annuity or Annuity settlement option where distributions begin within one year of the date of death of the Owner, the Beneficiary is taxed on each payment with part as gain and part as return of cost basis. After the full amount of cost basis has been recovered tax-free, the full amount of the annuity payments will be taxable.

After the Annuity Date, if a period certain remains under the annuity option and the Annuitant dies before the end of that period, any remaining payments made to the Beneficiary will be fully excluded from income until the remaining cost basis is recovered and all annuity payments thereafter are fully includible in income. If we allow the Beneficiary to commute the remaining payments in a lump sum, the proceeds will be taxable as a surrender.
Considerations for Contingent Annuitants: We may allow the naming of a contingent Annuitant when a Non-qualified Annuity is held by a pension plan or a tax favored retirement plan, or held by a Custodial Account. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity continues after the death of the Annuitant. However, tax deferral should be provided instead by the pension plan, tax favored retirement plan, or Custodial Account. We may also allow the naming of a contingent annuitant when a Non-qualified Annuity is held by an entity owner when such Annuities do not qualify for tax deferral under the current tax law. This does not supersede any benefit language which may restrict the use of the contingent annuitant.
Reporting and Withholding on Distributions
Amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity payment, we apply default withholding under the applicable tax rules unless you designate a different withholding status. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect a different tax withholding rate or elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide. If you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the United States or do not provide a U.S. taxpayer identification number, we are required to withhold income tax.
State income tax withholding rules vary and we will withhold based on the rules of your state of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.
Regardless of the amount withheld by us, you are liable for payment of income taxes (including any estimated taxes that may be due) on the taxable portion of distributions from the Annuity. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

Entity Owners
Where an Annuity is held by a non-natural person (e.g., a corporation, partnership), other than as an agent or nominee for a natural person (or in other limited circumstances), increases in the value of the Annuity over its cost basis will be subject to tax annually.
Where an Annuity is issued to a Charitable Remainder Trust (CRT), increases in the value of the Annuity over its cost basis will be subject to tax reporting annually. As there are charges for the optional living and death benefits described elsewhere in this prospectus, and such charges reduce the contract value of the Annuity, trustees of the CRT should discuss with their legal advisors whether election of such optional living or death benefits violates their fiduciary duty to the remainder beneficiary.
Where an Annuity is issued to a trust, and such trust is characterized as a grantor trust under the Code, such Annuity is generally not considered to be held by a non-natural person and will be subject to the tax reporting and withholding requirements generally applicable to a Non-qualified Annuity held by a natural person, provided that all grantors of the trust are natural persons. At this time, we will not issue an Annuity to grantor trusts with more than two grantors.
Where the Annuity is owned by a grantor trust, the Annuity must be distributed within five years after the date of the first grantor’s death (or the Annuitant’s death in certain instances) under Section 72(s) of the Code.
See the “Benefits Available Under the Contract” section for scenarios where a Death Benefit or Surrender Value is payable depending upon the underlying facts.
Trusts are required to complete and submit a Certificate of Entity form, and we will tax report based on the information provided on this form.
Annuity Qualification
Diversification And Investor Control. In order to qualify for the tax rules applicable to Annuities described above, the investment assets in the Non-qualified Annuity Variable Options must be diversified according to certain rules under the Code. Each Portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment, and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the U.S. or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the Portfolios underlying the Variable Options of the Annuity meet these diversification requirements.
An additional requirement for qualification for the tax treatment described above is that we, and not you as the Annuity Owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. The tax law limits the amount of control you may have over choosing investments for your Annuity. If this “investor control” rule is violated your Annuity assets will be considered owned directly by you and you lose the favorable tax treatment generally afforded to annuities.
While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity contract for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity contract. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the Investment Options offered pursuant to this prospectus. We reserve the right to take any action, including modifications to your Annuity or the Investment Options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected Owners and will be made with such notice to affected Owners as is feasible under the circumstances.
Required Distributions Upon Your Death for a Non-Qualified Annuity.
Upon your death, certain distributions must be made under the Annuity. The required distributions depend on whether you die before you start taking annuity payments under the Annuity or after you start taking annuity payments under the Annuity. If you die on or after the Annuity Date, the remaining portion of the interest in the Annuity must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the Annuity must be distributed within five years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated Beneficiary (provided such payments begin within one year of your death). If the Beneficiary does not begin installments within one year of the date of death, no partial withdrawals will be permitted thereafter, and we require that the Beneficiary take the Death Benefit as a lump sum within the five-year deadline. Your designated Beneficiary is the person to whom benefit rights under the Annuity pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Annuity may be continued with your spouse as the Owner. For Non-qualified Annuities owned by a non-natural person, the required distribution rules generally apply upon the death of the Annuitant. This means, for example, that for an Annuity held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitant to die.
Changes To Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an Annuity for tax purposes. Any such changes will apply to all Annuity Owners and you will be given notice to the extent feasible under the circumstances.

QUALIFIED ANNUITIES
In general, as used in this prospectus, a Qualified Annuity is an Annuity with applicable endorsements for a tax-favored plan or a Non-Qualified Annuity held by a tax-favored retirement plan.
The following is a general discussion of the tax considerations for Qualified Annuities. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your financial professional prior to purchase to confirm if this Annuity is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this Annuity.
A Qualified Annuity may have been purchased for use in connection with:

●	Individual retirement accounts and annuities (IRAs), including inherited IRAs (which we refer to as a Beneficiary IRA), which are subject to Sections 408(a) and 408(b) of the Code;

●	Roth IRAs, including inherited Roth IRAs (which we refer to as a Beneficiary Roth IRA) under Section 408A of the Code;

●	A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);

●	H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);

●	Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax Deferred Annuities or TDAs);

●	Section 457 plans (subject to 457 of the Code).

A Non-qualified Annuity may have been purchased by a 401(a) trust, a custodial IRA or a custodial Roth IRA account, or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.
You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in Annuities. This means that when a tax favored plan invests in an Annuity, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).
Types of Tax-favored Plans
IRAs. The “IRA Disclosure Statement” and “Roth IRA Disclosure Statement” which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (the material terms are summarized in this prospectus and in those Disclosure Statements), the IRS requires that you have a “Free Look” after making an initial contribution to the Annuity. During this time, you can cancel the Annuity by notifying us in writing, and we will refund the greater of all purchase payments under the Annuity or the Account Value, less any applicable federal and state income tax withholding.
Contribution Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a “rollover” of amounts from a qualified retirement plan, as a transfer from another IRA, by making a contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the later applicable due date of your federal income tax return, without extension), or as a current year contribution. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The $1,000 catch-up contribution for IRA owners age 50 or older is indexed for inflation starting in 2024 in accordance with the Consolidated Appropriations Act, 2023 (which includes SECURE 2.0 of 2022 (“SECURE 2.0”). You may be able to claim a deduction for your contributions depending on your modified adjusted gross income. Go to www.irs.gov for the limits for each year.
The “rollover” rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally “roll over” certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law and the terms of the Annuity). For IRA rollovers, an individual can only make an IRA to IRA rollover if the individual has not made a rollover involving any IRAs owned by the individual in the prior 12 months. An IRA transfer is a tax-free trustee-to-trustee “transfer” from one IRA account to another. IRA transfers are not subject to this 12-month rule. There is no age limitation with regard to contributions to a traditional IRA as long as the earned income requirements are met.
In some circumstances, non-spouse Beneficiaries may roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans. However, the rollover rules applicable to non-spouse Beneficiaries under the Code are more restrictive than the rollover rules applicable to Owner/participants and spouse Beneficiaries. Generally, non-spouse Beneficiaries may roll over distributions from tax favored retirement plans only as a direct rollover. An inherited IRA must be directly rolled over from the employer plan or transferred from an IRA and must be titled in the name of the deceased (i.e., John Doe deceased for the benefit of Jane Doe). No additional contributions can be made to an inherited IRA. In this prospectus, an inherited IRA is also referred to as a Beneficiary Annuity.

Required Provisions. Annuities that are IRAs (or endorsements that are part of the contract) must contain certain provisions:

●	You, as Owner of the Annuity, must be the “Annuitant” under the contract (except in certain cases involving the division of property under a decree of divorce);

●	Your rights as Owner are non-forfeitable;

●	You cannot sell, assign or pledge the Annuity;

●
The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts or amounts transferred by trustee-to-trustee transfer);

●
The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn the applicable age (see the Required Minimum Distribution rules for more details); and

●	Death and annuity payments must meet Required Minimum Distribution rules described below.

Usually, the full amount of any distribution from an IRA (including a distribution from this Annuity) which is not a transfer or rollover is taxable. As taxable income, these distributions are subject to the general income tax withholding rules described earlier regarding an Annuity in the Non-qualified Annuity section. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:

●	A 10% early withdrawal additional tax described below;

●	Liability for “prohibited transactions” if you, for example, borrow against the value of an IRA; or

●	Failure to take a Required Minimum Distribution, also described below.

If you make any non-deductible contributions to your IRA, a portion of any subsequent distribution may be tax-free as a return of those contributions. You are required to keep track of this and determine the taxable and non-taxable portions. IRS rules require that we report the full amount of any distribution as taxable.
Simplified Employee Pensions (SEP). SEPs are a variation on a standard IRA, and Annuities issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:

●
If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of (a) the annual employer contribution limit as indexed for inflation, or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer’s SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. Go to www.irs.gov for the current year contribution and catch-up limits and compensation limit.

●	SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and

●
SEPs that contain a salary reduction or “SARSEP” provision prior to 1997 may permit salary deferrals from employee income with the employer making these contributions to the SEP. Contribution amounts are indexed for inflation. The IRS generally provides contribution limits for the subsequent year in the fourth quarter of the current year. However, no new “salary reduction” or “SARSEPs” can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year are permitted to contribute an additional catch-up contribution amount. These amounts are indexed for inflation and may depend on the participant’s age. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Not all Annuities issued by us are available for SARSEPs.

●	You will also be provided the same information, and have the same “Free Look” period, as you would have if you purchased the Annuity for a standard IRA.

●
Roth contributions are permitted for SEP IRAs starting in 2023. The Company does not currently offer Roth contributions for SEP IRAs, but we reserve the right to offer this contribution type in the future.

ROTH IRAs. The “Roth IRA Disclosure Statement” contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:

●	Contributions to a Roth IRA cannot be deducted from your gross income;

●
“Qualified distributions” from a Roth IRA are excludable from gross income. A “qualified distribution” is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the Owner of the IRA attains age 59½; (b) after the Owner’s death; (c) due to the Owner’s disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the Owner. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.

●
If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA during your lifetime, and distributions are not required during the owner’s lifetime.

Subject to the minimum Purchase Payment requirements of an Annuity, you may purchase an Annuity for a Roth IRA in connection with a “rollover” of amounts of another traditional IRA, SEP, SIMPLE-IRA (subject to a timing restriction), employer sponsored retirement plan (under Sections 401(a) or 403(b) of the Code) or Roth IRA. You may also purchase an Annuity for a Roth IRA, if you meet certain income limitations, by making a contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year during the period from January 1 to April 15 (or the applicable due date of your federal income tax return, without extension), or as a current year contribution. The Code permits persons who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a “rollover” of all or any part of the amount of such distribution to a Roth IRA which they establish (a “conversion”). The conversion of non-Roth accounts triggers current taxation (but is not subject to a 10% early distribution additional tax unless a distribution that is allocable to the rollover contribution is distributed within 5 years of the conversion).
In addition, SECURE 2.0 amends the Code to allow for tax and penalty free rollovers from 529 accounts to Roth IRAs, under certain conditions. Starting in 2024, beneficiaries of 529 college savings accounts would be permitted to roll over up to $35,000 over the course of their lifetime from any 529 account in their name to their Roth IRA. These rollovers generally are also subject to Roth IRA annual contribution limits, and the 529 account must have been open for at least 15 years, among other requirements.
The Code also permits the recharacterization of current year contribution amounts from a traditional IRA into a Roth IRA, or from a Roth IRA to a traditional IRA. Recharacterization is accomplished through a trustee-to-trustee transfer of a contribution (or a portion of a contribution) plus earnings, between different types of IRAs. A properly recharacterized contribution is treated as a contribution made to the second IRA instead of the first IRA. Such recharacterization must be completed by the applicable tax return due date (with extensions). However, no recharacterizations of conversions can be made.
Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law and the terms of the Annuity. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Non-spouse Beneficiaries receiving a distribution from an employer sponsored retirement plan under Sections 401(a) or 403(b) of the Code can also directly roll over contributions to a Roth IRA. However, it is our understanding of the Code that non-spouse Beneficiaries cannot “rollover” benefits from a traditional IRA to a Roth IRA.
TDAs. In general, you may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) Annuity) if you are an employee of a tax-exempt organization (as defined under Code Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your employer maintains such a plan and your rights to the Annuity are non-forfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement subject to specific limits. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional amount. This amount is indexed for inflation. Go to www.irs.gov for the current year contribution limit and catch-up contribution limit. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a governmental 457(b) plan. An Annuity may generally only qualify as a TDA if distributions of salary deferrals (other than “grandfathered” amounts held as of December 31, 1988) may be made only on account of:

●	Your attainment of age 59½;

●	Your severance of employment;

●	Your death;

●	Your total and permanent disability; or

●	Hardship

In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn the applicable age or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the Annuity, or to any “direct transfer” of your interest in the Annuity to another employer’s TDA plan or mutual fund “custodial account” described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to “qualified” retirement plans.
Caution: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its agent. In addition, in order to comply with the regulations, we will only process certain transactions (e.g., transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification
You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal advisor regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Required Minimum Distributions and Payment Options
If you hold the Annuity under an IRA (or other tax-favored plan), Required Minimum Distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach the applicable age (“required beginning date”) and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs and designated Roth accounts under employer sponsored plans are not subject to these rules during the Owner’s lifetime.

If you were born...	Your “applicable age” is...
Before July 1, 1949	70½
After June 30, 1949 and before 1951	72
After 1950 and before 1960	73
After 1959	75
The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the Required Minimum Distribution deadline so that a timely distribution is made. Please note that there is a 25% excise tax (a 50% excise tax applied prior to the 2023 taxable year) on the amount of any required minimum distribution not made in a timely manner. The excise tax on failure is further reduced from 25% to 10% if corrected in a timely manner and certain other conditions are met in accordance with SECURE 2.0.
Required Minimum Distributions are calculated based on the sum of the Account Value and the actuarial present value of any additional living and death benefits from optional riders that you have purchased under the Annuity. As a result, the Required Minimum Distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity Owner, and a reduction of payments under the living and death benefit optional riders.
You can use the Minimum Distribution option to satisfy the Required Minimum Distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. Under this option, we will distribute to you the Required Minimum Distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the Annuity as of December 31 of the prior year, but is determined without regard to other tax favored retirement plans you may own. If a trustee-to-trustee transfer or direct rollover of the full contract value is requested when there is an active Required Minimum Distribution program running, the Required Minimum Distribution will be removed and sent to the Owner prior to the remaining funds being sent to the transfer institution.
Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. In accordance with SECURE 2.0, a new optional method for calculating your RMDs may be available if you have an IRA in an annuity payout (or partial annuity payout), and an IRA in the deferral stage. Please contact your tax advisor to determine if this calculation method is appropriate for you. In addition, if you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your non-Roth IRAs. If you inherit more than one IRA or more than one Roth IRA from the same Owner, similar rules apply. These rules may also apply to other types of tax favored retirement plans such as TDAs.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000 (indexed for inflation beginning after 2023), for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70½. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. The amount of your qualified charitable distributions that are excluded from income for a tax year is reduced (but not below zero) by the excess of: (1) the total amount of your IRA deductions allowed for all tax years ending on or after the date you attain age 70½, over (2) the total amount of reductions for all tax years preceding the current tax year. You should consult your tax advisor about whether a one-time distribution up to $50,000 (indexed for inflation beginning after 2023) that is made from your IRA to a “split-interest entity” can be excluded from your gross income.
The IRS has currently indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Unless otherwise required in the future by the IRS, we will report the distribution as a normal IRA distribution on Form 1099-R. In those instances, individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns. However, if we receive certification that the distribution satisfies the requirements, we will report the distribution as a charitable IRA distribution on Form 1099-R.
Required Distributions Upon Your Death for a Qualified Annuity
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner and Beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owner and Beneficiary deaths after 2019. In addition, if you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).

●
Death before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an “eligible designated beneficiary” (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is generally determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin by the end of the calendar year following the year of your death and continuing over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.

●
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death. Special rules apply to EDBs who are minors and Beneficiaries that are not individuals.

●
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the post-death distribution requirements.

●
Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the requirements generally do not apply to an immediate annuity contract purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.

If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.

●
Spousal continuation. If your beneficiary is your spouse, such surviving spouse can delay the application of the post-death distribution requirements until after their death by transferring the remaining interest tax-free to their own IRA, or by electing to treat your IRA as their own IRA. However, in certain circumstances the surviving spouse may have to take “hypothetical RMDs” (i.e., catch-up amounts required in accordance with the regulations).

The post-death distribution requirements are complex in numerous respects. Treasury has issued final and proposed regulations that may impact these required minimum distribution requirements. We reserve the right to make changes in order to comply with the final and proposed regulations, or any regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
Unless payments are being made in the form of an annuity, a Beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.
Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a Qualified Annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date. Similar rules may apply to designated Roth accounts under an employer-sponsored retirement plan. Consult your plan sponsor and tax advisor for more information on designated Roth accounts.

10% Additional Tax for Early Withdrawals from a Qualified Annuity
You may owe a 10% additional tax on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan. Amounts are not subject to this additional tax if:

●	the amount is paid on or after you reach age 59½ or die;

●	the amount received is attributable to your becoming disabled; or

●
generally the amount paid or received is in the form of substantially equal periodic payments (as defined in the Code) not less frequently than annually. (Please note that substantially equal periodic payments must continue until the later of reaching age 59½ or five years. Certain modification of payments or additional contributions to the Annuity during that time period will result in retroactive application of the 10% additional tax.)

There are a number of other exceptions to this tax that may apply. In addition, distributions that satisfy certain exceptions to this tax may be repaid in certain circumstances. You should consult your tax advisor for further details.
Withholding
For 403(b) Tax Deferred annuities, we will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is “directly” rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, governmental 457(b) plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a governmental 457(b) plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated Beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. We will not withhold for payments made from trustee owned Annuities or for payments under a 457 plan. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:

●	For any annuity payments not subject to mandatory withholding, you will have taxes withheld under the applicable default withholding rules; and

●	For all other distributions, we will withhold at a 10% rate.

If no U.S. taxpayer identification number is provided, no election out of withholding will be allowed, and we will automatically withhold using the default withholding rules. In addition, if you are a U.S. person (which includes a resident alien), and you request a payment be delivered outside the U.S., we are required to withhold income tax.
We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes (including any estimated tax liabilities) on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.
Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien’s country.
ERISA Requirements
ERISA (the “Employee Retirement Income Security Act of 1974”) and the Code prevent a fiduciary and other “parties in interest” with respect to a plan (and, for these purposes, an IRA would also constitute a “plan”) from receiving any benefit from any party dealing with the plan, as a result of the sale of the Annuity. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the Annuity. This information has to do primarily with the fees, charges, discounts and other costs related to the Annuity, as well as any commissions paid to any agent selling the Annuity. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this prospectus. Information about sales representatives and commissions may be found in the sections of this prospectus addressing distribution of the Annuities.
Other relevant information required by the exemptions is contained in the contract and accompanying documentation.
Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.
Spousal Consent Rules for Retirement Plans – Qualified Annuities
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your Beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate Beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your Beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an Annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required unless specifically required under the terms of the plan. Upon your death, any Death Benefit will be paid to your designated Beneficiary.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report to the applicable Owner or Beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund. Non-qualified annuity contracts generally are subject to the same or similar federal income tax reporting and withholding requirements as IRAs and qualified retirement plans. As a result, we may determine in the future that we have an obligation to follow similar guidelines with respect to any amounts escheated from your Non-qualified Annuity.
Gifts and Generation-skipping Transfers
If you transfer your Annuity to another person for less than adequate consideration, there may be gift tax consequences in addition to income tax consequences. Also, if you transfer your Annuity to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37½ years younger than you, there may be generation-skipping transfer tax consequences.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract. Please consult with your tax or legal advisor before electing the Spousal Benefit for a civil union partner or domestic partner.

LEGAL PROCEEDINGS

As of the date of this prospectus, neither the Company nor the Separate Account or Prudential Annuities Distributors, Inc. is a party to any material legal proceedings outside of the ordinary routine litigation incidental to the business. Although the Company and its affiliates are involved in pending and threatened legal proceedings in the normal course of its business, we do not anticipate that the outcome of any such legal proceedings will have a material adverse effect on the Separate Account, or the Company’s ability to meet its obligations under the Annuity, or the ability of Prudential Annuities Distributors, Inc. to meet its obligations related to the Annuity.

FINANCIAL STATEMENTS

The financial statements of the Registered Separate Account and Pruco Life are incorporated by reference in the Statement of Additional Information.

ADDITIONAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?
We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you at www.prudential.com/regdocs/PLAZ-MYROCK-STAT or any other electronic means. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making subsequent Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, such as systematic withdrawals (including 72(t) payments), and bank drafting in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report.
Any errors or corrections on transactions for your Annuity must be reported to us at our Service Center as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 30 days from the date you receive the confirmation. For transactions that are first confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 30 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 30-day period. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our website or other electronic means.
HOW TO CONTACT US
Please communicate with us using the telephone number and addresses below for the purposes described. Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
Prudential’s Annuities Service Center
Call our Customer Service Team at 1-888-PRU-2888 during normal business hours.
Internet
Access information about your Annuity at: www.prudential.com/annuities
Correspondence Sent by Regular Mail
Prudential Annuities Service Center
P.O. Box 7960
Philadelphia, PA 19176
Correspondence Sent by Overnight*, Certified or Registered Mail
Prudential Annuities Service Center
1600 Malone Street
Millville, NJ 08332
*Please note that overnight correspondence sent through the United States Postal Service may be delivered to the P.O. Box listed above, which could delay receipt of your correspondence at our Service Center. Overnight mail sent through other methods (e.g., Federal Express, United Parcel Service) will be delivered to the address listed below.
Correspondence sent by regular mail to our Service Center should be sent to the address shown above. Your correspondence will be picked up at this address and then delivered to our Service Center. Your correspondence is not considered received by us until it is received at our Service Center. Where this prospectus refers to the day when we receive a Purchase Payment, request, election, notice, transfer or any other transaction request from you, we mean the day on which that item (or the last requirement needed for us to process that item) arrives in complete and proper form at our Service Center or via the appropriate telephone or fax number if the item is a type we accept by those means. There are two main exceptions: if the item arrives at our Service Center (1) on a day that is not a business day, or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.
You can obtain account information by calling our automated response system and at www.prudential.com/contact-us, our website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your financial professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudential.com/contact-us. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.
Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.
Pruco Life does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can we provide any assurances as to the delivery of transaction instructions submitted to us by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Pruco Life reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.
PRUDENTIAL, THE PRUDENTIAL LOGO AND THE ROCK DESIGN ARE TRADEMARKS OF PRUDENTIAL FINANCIAL, INC. AND ITS RELATED ENTITIES, REGISTERED IN MANY JURISDICTIONS WORLDWIDE. USED UNDER LICENSE.
MYROCK, PRUDENTIAL MYROCK ADVISOR VARIABLE ANNUITY, AND AST ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENSE BY ITS AFFILIATES.

APPENDIX A – INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Certain Investment Options may not be available through certain financial intermediaries. See Appendix D, ‘Financial Intermediary Variations’ and the Cover Page for additional information.
Variable Options
The following is the list of Portfolios available under the Contract. More information about the Portfolios is available in the prospectuses for the Portfolios, which may be amended from time to time and can be found online at www.prudential.com/regdocs/PLAZ-MYROCK-STAT. You can also request this information at no cost by calling 1-800-346-3778 or by sending an email to service@prudential.com. Depending on the optional benefits you choose, you may not be able to invest in certain Portfolio Companies, as noted below.
The current expenses and performance information below reflects fees and expenses of the Portfolios, but do not reflect the other fees and expenses that your Contract may charge, such as Fund Access Charge. Expenses would be higher, and performance would be lower if these other charges were included. The Portfolio’s past performance is not necessarily an indication of future performance.

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Allocation	American Funds Insurance Series® Asset Allocation Fund - Class 1 Capital Research and Management Company	0.29%	0.35%	0.64%	16.16%	9.24%	10.05%
Equity	American Funds Insurance Series® Growth Fund - Class 1 Capital Research and Management Company	0.33%	0.35%	0.68%	20.54%	13.66%	18.26%
Equity	American Funds Insurance Series® Growth-Income Fund - Class 1 Capital Research and Management Company	0.28%	0.35%	0.63%	18.37%	14.19%	14.20%
Fixed Income	American Funds Insurance Series® The Bond Fund of America® - Class 1♦ Capital Research and Management Company	0.22%	0.35%	0.57%	7.40%	0.10%	2.61%
Fixed Income	American Funds Insurance Series® U.S. Government Securities Fund® - Class 1♦ Capital Research and Management Company	0.25%	0.35%	0.60%	8.01%	0.01%	1.95%
Fixed Income	American Funds Insurance Series® Ultra-Short Bond Fund - Class 1 Capital Research and Management Company	0.31%	0.35%	0.66%	4.15%	3.02%	1.96%
Equity	American Funds Insurance Series® Washington Mutual Investors Fund - Class 1♦ Capital Research and Management Company	0.25%	0.35%	0.60%	17.50%	14.17%	12.65%
Equity	BlackRock Advantage Large Cap Core V.I. Fund - Class I♦ BlackRock Advisors, LLC	0.64%	None	0.64%	20.05%	14.15%	14.39%
Equity	BlackRock Basic Value V.I. Fund - Class I♦ BlackRock Advisors, LLC	0.74%	None	0.74%	24.38%	13.12%	10.84%
Equity	BlackRock Capital Appreciation V.I. Fund - Class I♦ BlackRock Advisors, LLC	0.79%	None	0.79%	12.04%	10.78%	15.62%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Equity	BlackRock Equity Dividend V.I. Fund - Class I♦ BlackRock Advisors, LLC	0.68%	None	0.68%	21.54%	11.72%	11.28%
Allocation	BlackRock Global Allocation V.I. Fund - Class I♦ BlackRock Advisors, LLC BlackRock (Singapore) Limited BlackRock International Limited	0.76%	None	0.76%	19.80%	5.79%	7.59%
Equity	BlackRock Large Cap Focus Growth V.I. Fund - Class I♦ BlackRock Advisors, LLC	0.77%	None	0.77%	11.80%	10.47%	16.28%
Equity	ClearBridge Variable Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC ClearBridge Investments, LLC	0.87%	None	0.87%	13.32%	5.24%	7.47%
Equity	ClearBridge Variable Mid Cap Portfolio - Class I Franklin Templeton Fund Adviser, LLC ClearBridge Investments, LLC	0.82%	None	0.82%	4.35%	4.50%	7.50%
Equity	ClearBridge Variable Small Cap Growth Portfolio - Class I Franklin Templeton Fund Adviser, LLC ClearBridge Investments, LLC	0.81%	None	0.81%	9.23%	-0.17%	9.38%
Fixed Income	Dimensional VA Global Bond Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.21%	0.35%	0.56%	4.35%	1.38%	1.81%
Allocation	Dimensional VA Global Moderate Allocation Portfolio♦ Dimensional Fund Advisors LP	0.28%	0.35%	0.63%	14.68%	8.42%	8.65%
Equity	Dimensional VA International Small Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.39%	0.35%	0.74%	36.99%	8.89%	8.68%
Equity	Dimensional VA International Value Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.27%	0.35%	0.62%	45.64%	15.85%	10.46%
Fixed Income	Dimensional VA Short-Term Fixed Portfolio Dimensional Fund Advisors LP Dimensional Fund Advisors Ltd. DFA Australia Limited	0.12%	0.35%	0.47%	4.33%	2.65%	1.97%
Equity	Dimensional VA U.S. Large Value Portfolio Dimensional Fund Advisors LP	0.21%	0.35%	0.56%	15.83%	11.97%	10.51%
Equity	Dimensional VA U.S. Targeted Value Portfolio Dimensional Fund Advisors LP	0.29%	0.35%	0.64%	8.95%	13.60%	11.00%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Allocation	Fidelity® Variable Insurance Products Balanced Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.41%	None	0.41%	15.25%	9.52%	11.13%
Equity	Fidelity® Variable Insurance Products Consumer Discretionary Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.61%	None	0.61%	6.80%	8.10%	12.51%
Equity	Fidelity® Variable Insurance Products Contrafund® Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.54%	None	0.54%	21.52%	15.37%	15.78%
Equity	Fidelity® Variable Insurance Products Disciplined Small Cap Portfolio - Initial Class Fidelity Management & Research Company LLC Fidelity Management & Research (Japan) Limited	0.32%	None	0.32%	17.38%	10.36%	10.60%
Equity	Fidelity® Variable Insurance Products Emerging Markets Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited FIL Investment Advisors FIL Investment Advisors (UK) Limited	0.87%	None	0.87%	41.20%	5.88%	10.93%
Equity	Fidelity® Variable Insurance Products Financials Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.60%	None	0.60%	15.18%	16.45%	13.40%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Fixed Income	Fidelity® Variable Insurance Products Floating Rate High Income Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.73%	None	0.73%	5.33%	6.06%	5.44%
Equity	Fidelity® Variable Insurance Products Growth Opportunities Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.56%	None	0.56%	22.02%	11.31%	19.94%
Equity	Fidelity® Variable Insurance Products Growth Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.55%	None	0.55%	14.92%	13.70%	17.45%
Equity	Fidelity® Variable Insurance Products Health Care Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.59%	None	0.59%	14.39%	4.18%	8.75%
Fixed Income	Fidelity® Variable Insurance Products High Income Portfolio - Initial Class♦,† Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.81%	None	0.81%	10.36%	4.22%	5.59%
Equity	Fidelity® Variable Insurance Products Industrials Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.60%	None	0.60%	24.52%	14.79%	12.98%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Equity	Fidelity® Variable Insurance Products International Capital Appreciation Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited FIL Investment Advisors FIL Investment Advisors (UK) Limited	0.78%	None	0.78%	18.69%	6.26%	9.81%
Fixed Income	Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.37%	None	0.37%	7.22%	0.06%	2.71%
Equity	Fidelity® Variable Insurance Products Mid Cap Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.55%	None	0.55%	11.75%	10.10%	10.59%
Fixed Income	Fidelity® Variable Insurance Products Strategic Income Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited FIL Investment Advisors FIL Investment Advisors (UK) Limited	0.63%	None	0.63%	8.85%	3.07%	4.66%
Equity	Fidelity® Variable Insurance Products Technology Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.56%	None	0.56%	23.36%	16.83%	23.76%
Equity	Fidelity® Variable Insurance Products Utilities Portfolio - Initial Class Fidelity Management & Research Company LLC FMR Investment Management (UK) Limited Fidelity Management & Research (Hong Kong) Limited Fidelity Management & Research (Japan) Limited	0.60%	None	0.60%	14.11%	12.52%	12.51%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Allocation	Franklin Multi-Asset Variable Conservative Growth Fund - Class I♦ Franklin Templeton Fund Adviser, LLC Franklin Advisers, Inc.	0.60%	None	0.60%	12.76%	6.69%	7.70%
Allocation	Franklin Multi-Asset Variable Growth Fund - Class I♦ Franklin Templeton Fund Adviser, LLC Franklin Advisers, Inc.	0.79%	None	0.79%	16.56%	11.01%	10.59%
Allocation	Franklin Multi-Asset Variable Moderate Growth Fund - Class I♦ Franklin Templeton Fund Adviser, LLC Franklin Advisers, Inc.	0.77%	None	0.77%	14.86%	9.31%	9.45%
Equity	LVIP ClearBridge Appreciation Fund - Standard Class2,♦ Lincoln Financial Investments Corporation ClearBridge Investments, LLC	0.70%	None	0.70%	14.50%	12.72%	13.34%
Equity	LVIP ClearBridge Dividend Strategy Fund - Standard Class3,♦ Lincoln Financial Investments Corporation ClearBridge Investments, LLC	0.75%	None	0.75%	12.62%	11.86%	12.46%
Equity	LVIP ClearBridge Large Cap Growth - Standard Class4,♦ Lincoln Financial Investments Corporation ClearBridge Investments, LLC	0.74%	None	0.74%	8.62%	10.57%	14.46%
Equity	MFS® Growth Series - Initial Class♦ Massachusetts Financial Services Company	0.73%	None	0.73%	12.19%	11.10%	15.60%
Equity	MFS® International Intrinsic Value Portfolio - Initial Class (Effective April 30, 2026, this portfolio will be renamed to MFS International Intrinsic Equity Portfolio - Initial Class)♦ Massachusetts Financial Services Company	0.89%	None	0.89%	33.26%	7.28%	9.95%
Equity	MFS® Investors Trust Series - Initial Class♦ Massachusetts Financial Services Company	0.74%	None	0.74%	13.57%	11.33%	12.49%
Equity	MFS® Massachusetts Investors Growth Stock Portfolio - Initial Class♦ Massachusetts Financial Services Company	0.72%	None	0.72%	9.90%	10.02%	14.27%
Equity	MFS® Mid Cap Growth Series - Initial Class♦ Massachusetts Financial Services Company	0.81%	None	0.81%	3.66%	3.26%	11.60%
Equity	MFS® New Discovery Series - Initial Class♦ Massachusetts Financial Services Company	0.87%	None	0.87%	12.96%	-0.28%	10.74%
Equity	MFS® Research Series - Initial Class♦ Massachusetts Financial Services Company	0.74%	None	0.74%	12.85%	11.15%	12.93%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Equity	MFS® Technology Portfolio - Initial Class♦ Massachusetts Financial Services Company	0.82%	None	0.82%	16.57%	12.45%	18.64%
Fixed Income	MFS® Total Return Bond Series - Initial Class♦ Massachusetts Financial Services Company	0.53%	None	0.53%	7.17%	0.15%	2.63%
Allocation	MFS® Total Return Series - Initial Class♦ Massachusetts Financial Services Company	0.61%	None	0.61%	11.16%	6.42%	7.63%
Equity	MFS® Utilities Series - Initial Class♦ Massachusetts Financial Services Company	0.78%	None	0.78%	15.01%	7.64%	9.49%
Equity	MFS® Value Series - Initial Class♦ Massachusetts Financial Services Company	0.69%	None	0.69%	13.01%	9.95%	10.05%
Equity	PSF Global Portfolio - Class I♦ PGIM Quantitative Solutions LLC	0.73%	None	0.73%	22.03%	10.04%	11.41%
Allocation	PSF PGIM 50/50 Balanced Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.58%	None	0.58%	12.16%	7.20%	8.19%
Allocation	PSF PGIM Flexible Managed Portfolio - Class I PGIM Fixed Income PGIM Limited PGIM Quantitative Solutions LLC	0.62%	None	0.62%	13.16%	9.06%	9.26%
Fixed Income	PSF PGIM Government Money Market Portfolio - Class I PGIM Fixed Income	0.32%	None	0.32%	4.05%	3.06%	1.96%
Fixed Income	PSF PGIM High Yield Bond Portfolio - Class I♦ PGIM Fixed Income PGIM Limited	0.57%	None	0.57%	8.90%	4.85%	6.92%
Equity	PSF PGIM Jennison Blend Portfolio - Class I♦ Jennison Associates LLC	0.46%	None	0.46%	18.52%	12.33%	13.96%
Equity	PSF PGIM Jennison Growth Portfolio - Class I♦ Jennison Associates LLC	0.60%	None	0.60%	14.27%	10.69%	16.62%
Equity	PSF PGIM Jennison Value Portfolio - Class I Jennison Associates LLC	0.43%	None	0.43%	16.88%	13.90%	11.39%
Fixed Income	PSF PGIM Total Return Bond Portfolio - Class I PGIM Fixed Income PGIM Limited	0.43%	None	0.43%	7.80%	0.14%	3.17%
Equity	PSF Small-Cap Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.38%	None	0.38%	5.69%	6.97%	9.52%
Equity	PSF Stock Index Portfolio - Class I PGIM Quantitative Solutions LLC	0.28%	None	0.28%	17.56%	14.09%	14.51%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Allocation	Vanguard Variable Insurance Fund Balanced Portfolio Wellington Management Company LLP	0.20%	0.35%	0.55%	16.46%	9.29%	10.03%
Equity	Vanguard Variable Insurance Fund Capital Growth Portfolio (Effective May 12, 2026, this portfolio will be renamed to Vanguard Variable Insurance Fund PRIMECAP Portfolio) PRIMECAP Management Company	0.34%	0.35%	0.69%	28.98%	13.97%	14.96%
Allocation	Vanguard Variable Insurance Fund Conservative Allocation Portfolio The Vanguard Group, Inc.	0.12%	0.35%	0.47%	12.73%	4.22%	6.14%
Equity	Vanguard Variable Insurance Fund Diversified Value Portfolio Hotchkis and Wiley Capital Management, LLC Aristotle Capital Management, LLC Harris Associates L.P.	0.28%	0.35%	0.63%	16.83%	13.24%	11.76%
Equity	Vanguard Variable Insurance Fund Equity Income Portfolio Wellington Management Company LLP The Vanguard Group, Inc	0.29%	0.35%	0.64%	16.80%	12.59%	11.52%
Equity	Vanguard Variable Insurance Fund Equity Index Portfolio The Vanguard Group, Inc.	0.14%	0.35%	0.49%	17.70%	14.27%	14.66%
Fixed Income	Vanguard Variable Insurance Fund Global Bond Index Portfolio The Vanguard Group, Inc.	0.13%	0.35%	0.48%	5.69%	-0.41%	N/A
Equity	Vanguard Variable Insurance Fund Growth Portfolio Wellington Management Company LLP	0.36%	0.35%	0.71%	16.89%	11.36%	15.58%
Fixed Income	Vanguard Variable Insurance Fund High Yield Bond Portfolio Wellington Management Company LLP Vanguard Group, Inc.	0.24%	0.35%	0.59%	9.18%	4.05%	5.62%
Equity	Vanguard Variable Insurance Fund International Portfolio Baillie Gifford Overseas Ltd. Schroder Investment Management North America Inc.	0.32%	0.35%	0.67%	19.97%	0.62%	10.48%
Equity	Vanguard Variable Insurance Fund Mid-Cap Index Portfolio The Vanguard Group, Inc.	0.17%	0.35%	0.52%	11.54%	8.46%	10.77%
Allocation	Vanguard Variable Insurance Fund Moderate Allocation Portfolio The Vanguard Group, Inc.	0.12%	0.35%	0.47%	16.19%	6.51%	8.14%

Fund Type	Portfolio Company and Advisor/Subadvisor	Current Expenses[1]	Fund Access Charge	Total (Current Expenses + Fund Access Charge)	Average Annual Total Returns (as of 12/31/2025)
					1 Year	5 Year	10 Year
Equity	Vanguard Variable Insurance Fund Real Estate Index Portfolio The Vanguard Group, Inc.	0.26%	0.35%	0.61%	3.11%	4.51%	5.08%
Fixed Income	Vanguard Variable Insurance Fund Short-Term Investment-Grade Portfolio The Vanguard Group, Inc.	0.14%	0.35%	0.49%	6.85%	2.23%	2.81%
Fixed Income	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio The Vanguard Group, Inc.	0.14%	0.35%	0.49%	6.94%	-0.51%	1.90%
Equity	Vanguard Variable Insurance Fund Total International Stock Market Index Portfolio The Vanguard Group, Inc.	0.09%	0.35%	0.44%	32.04%	7.88%	N/A
Equity	Vanguard Variable Insurance Fund Total Stock Market Index Portfolio The Vanguard Group, Inc.	0.13%	0.35%	0.48%	16.93%	12.98%	14.10%
Fixed Income	Western Asset Core Plus VIT Portfolio - Class I♦ Franklin Templeton Fund Adviser, LLC Western Asset Management Company, LLC Western Asset Management Company Limited Western Asset Management Company Ltd. Western Asset Management Company Pte. Ltd	0.54%	None	0.54%	7.75%	-1.44%	2.11%
Fixed Income	Western Asset Variable Global High Yield Bond Portfolio - Class I Franklin Templeton Fund Adviser, LLC Western Asset Management Company, LLC Western Asset Management Company Limited Western Asset Management Company Ltd. Western Asset Management Company Pte. Ltd	0.81%	None	0.81%	9.96%	2.56%	5.33%
The additional information below may be applicable to the Portfolios listed in the above table.
Fidelity and Contrafund are registered marks of FMR LLC. Used with permission.
PGIM Fixed Income is a business unit of PGIM, Inc.
PGIM Investments LLC manages each of the Portfolios of The Prudential Series Fund (PSF).
PGIM Investments LLC manages each of the Portfolios of the Advanced Series Trust (AST). AST Investment Services, Inc. serves as co-manager, along with PGIM Investments LLC, to many of the Portfolios of AST.
PGIM Real Estate is a business unit of PGIM, Inc.
1.	Current expenses for certain portfolios are effective April 30, 2026 or May 1, 2026. Please see the Portfolio prospectus for the effective date of the current expenses.
2.	Effective April 27, 2026 was added to the product as a result of ClearBridge Variable Appreciation Portfolio - Class I merger.
3.	Effective April 27, 2026 was added to the product as a result of ClearBridge Variable Dividend Strategy Portfolio - Class I merger.
4.	Effective April 27, 2026 was added to the product as result of ClearBridge Variable Large-Cap Growth Portfolio - Class I merger.
♦	This information includes annual expenses that reflect temporary or other fee reductions or waivers. Please see the Portfolio prospectus for additional information.
†	Additional information regarding the Portfolio is presented below. Please see the Portfolio prospectus for additional information.
Fidelity® Variable Insurance Products High Income Portfolio - Initial Class
Includes interest expense of certain underlying Fidelity® funds. Excluding interest expense of the applicable underlying Fidelity® funds, total annual operating expenses after fee waiver and/or expense reimbursement are 0.67% for the Initial Class.

Fixed Options
The following is a list of DCA Market Value Adjustment Options currently available under the Contract. We may change the features of the DCA Market Value Adjustment Options listed below, offer new DCA Market Value Adjustment Options, and terminate existing DCA Market Value Adjustment Options. We will provide you with written notice before doing so. Depending on the optional benefits you choose, you may not be able to invest in the DCA Market Value Adjustment Options, as noted below. For more information about the DCA Market Value Adjustment Options, see “Description of Insurance Company, Registered Separate Account, and Investment Options” in the prospectus.
Note. If amounts are withdrawn or transferred from a DCA Market Value Adjustment Option more than 30 days before the end of its Guarantee Period, we will apply a Market Value Adjustment. This may result in a significant reduction in your Account Value. For more information about the Market Value Adjustment, see “Charges and Adjustments” in the prospectus.

Name	Term	Minimum Guaranteed Interest Rate*
DCA Market Value Adjustment Option	6 Month	2.40%
DCA Market Value Adjustment Option	12 Month	2.40%
*The rates shown are the current Minimum Guaranteed Interest Rates for newly issued contracts. Your Minimum Guaranteed Interest Rate is the amount shown on your Contract and can vary by state. Please consult with your representative for availability and current rates.
LIMITATIONS WITH OPTIONAL LIVING BENEFITS - Defined Income Benefit
As a condition of the Defined Income Benefit, we limit the Investment Options to which you may allocate your Account Value, as set forth in the Permitted Variable Options list below. Also, the DCA Market Value Adjustment Options described in this prospectus are not available if you elected the Defined Income Benefit.
Permitted Variable Options
Fidelity® Variable Insurance Products Investment Grade Bond Portfolio - Initial Class
MFS® Total Return Bond Series - Initial Class
PSF PGIM Total Return Bond Portfolio - Class I
Western Asset Core Plus VIT Portfolio - Class I

APPENDIX B – SPECIAL CONTRACT PROVISIONS FOR ANNUITIES ISSUED IN CERTAIN STATES

Certain features of your Annuity may be different than the features described earlier in this prospectus, if your Annuity is issued in certain states described below. Further variations may arise in connection with additional state reviews.

Jurisdiction	Special Provisions
California	Ownership changes will not terminate the Defined Income Benefit.
Connecticut	The Liquidity Factor used in the DCA Market Value Adjustment formula equals zero (o).
Florida	Annuitization available after one year.
Illinois	6 and 12 Month DCA Options are not available.
Iowa	6 and 12 Month DCA Options are not available.
Montana	The annuity rates we use to calculate annuity payments are available only on a gender-neutral basis under any Annuity Option or any lifetime withdrawal option benefit.
Ohio	The Liquidity Factor used in the DCA Market Value Adjustment formula equals zero (o).
Oregon	6 and 12 Month DCA Options are not available. The Prudential Dynamic Income Benefit is not offered for sale.
B-1

APPENDIX C – HISTORICAL INITIAL INCOME PERCENTAGES AND INCOME DEFERRAL RATE PERCENTAGES

The following rates are effective on or after March 15, 2023 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.85%
46	3.20%	2.85%
47	3.25%	2.90%
48	3.25%	2.90%
49	3.30%	2.95%
50	3.30%	2.95%
51	3.35%	3.00%
52	3.40%	3.05%
53	3.50%	3.15%
54	3.55%	3.20%
55	3.60%	3.25%
56	3.65%	3.30%
57	3.75%	3.40%
58	3.80%	3.45%

Age	Single Percentage	Spousal Percentage
59	3.90%	3.55%
60	3.95%	3.60%
61	4.05%	3.70%
62	4.15%	3.80%
63	4.20%	3.85%
64	4.30%	3.95%
65	4.40%	4.05%
66	4.50%	4.15%
67	4.65%	4.30%
68	4.75%	4.40%
69	4.90%	4.55%
70	5.00%	4.65%
71	5.15%	4.80%
72	5.30%	4.95%

Age	Single Percentage	Spousal Percentage
73	5.40%	5.05%
74	5.55%	5.20%
75	5.70%	5.35%
76	5.85%	5.50%
77	6.05%	5.70%
78	6.20%	5.85%
79	6.40%	6.05%
80	6.55%	6.20%
81	6.55%	6.20%
82	6.55%	6.20%
83	6.55%	6.20%
84	6.55%	6.20%
85	6.55%	6.20%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The following rates are effective on or after May 1, 2022 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	3.10%	2.75%
46	3.10%	2.75%
47	3.15%	2.80%
48	3.15%	2.80%
49	3.20%	2.85%
50	3.20%	2.85%
51	3.25%	2.90%
52	3.30%	2.95%
53	3.40%	3.05%
54	3.45%	3.10%
55	3.50%	3.15%
56	3.55%	3.20%
57	3.65%	3.30%
58	3.70%	3.35%

Age	Single Percentage	Spousal Percentage
59	3.80%	3.45%
60	3.85%	3.50%
61	3.95%	3.60%
62	4.05%	3.70%
63	4.10%	3.75%
64	4.20%	3.85%
65	4.30%	3.95%
66	4.40%	4.05%
67	4.55%	4.20%
68	4.65%	4.30%
69	4.80%	4.45%
70	4.90%	4.55%
71	5.05%	4.70%
72	5.20%	4.85%

Age	Single Percentage	Spousal Percentage
73	5.30%	4.95%
74	5.45%	5.10%
75	5.60%	5.25%
76	5.75%	5.40%
77	5.95%	5.60%
78	6.10%	5.75%
79	6.30%	5.95%
80	6.45%	6.10%
81	6.45%	6.10%
82	6.45%	6.10%
83	6.45%	6.10%
84	6.45%	6.10%
85	6.45%	6.10%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made on or after December 15, 2020 until a new rate sheet supplement is issued with new rates and percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The following rates are effective on or after December 15, 2020 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made on or after December 1, 2020 until a new rate sheet supplement is issued with new rates and percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The following rates are effective on or after December 1, 2020 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made on or after November 15, 2020 until a new rate sheet supplement is issued with new rates and percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The following rates are effective on or after November 15, 2020 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made on or after November 1, 2020 until a new rate sheet supplement is issued with new rates and percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The following rates are effective on or after November 1, 2020 until a new rate sheet supplement is issued with new rates and percentages:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between July 15, 2020 and October 31, 2020.
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after November 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The following rates are effective between July 15, 2020 and October 31, 2020:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages and Income Deferral Rates for new elections of the Dynamic Income Benefit and Initial Income Percentages below for additional Purchase Payments made when the benefit is in effect may be different from those shown below on or after November 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between May 15, 2020 and July 14, 2020.
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after July 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.30%	2.80%
46	3.45%	2.95%
47	3.55%	3.05%
48	3.70%	3.20%
49	3.85%	3.35%
50	3.90%	3.40%
51	4.00%	3.50%
52	4.10%	3.60%
53	4.25%	3.75%
54	4.35%	3.85%
55	4.45%	3.95%
56	4.55%	4.05%
57	4.65%	4.15%
58	4.70%	4.20%

Age	Single Percentage	Spousal Percentage
59	4.80%	4.30%
60	4.90%	4.40%
61	5.00%	4.50%
62	5.10%	4.60%
63	5.25%	4.75%
64	5.35%	4.85%
65	5.45%	4.95%
66	5.50%	5.00%
67	5.55%	5.05%
68	5.55%	5.05%
69	5.60%	5.10%
70	5.65%	5.15%
71	5.75%	5.25%
72	5.80%	5.30%

Age	Single Percentage	Spousal Percentage
73	5.90%	5.40%
74	5.95%	5.45%
75	6.05%	5.55%
76	6.10%	5.60%
77	6.15%	5.65%
78	6.25%	5.75%
79	6.30%	5.80%
80	6.35%	5.85%
81	6.45%	5.95%
82	6.55%	6.05%
83	6.65%	6.15%
84	6.75%	6.25%
85	6.85%	6.35%

The following rates are effective between May 15, 2020 and July 14, 2020:

●	Initial Income Percentages for Purchase Payments made to Annuities with the Dynamic Income Benefit, and new elections of the Dynamic Income Benefit

●	Income Deferral Rates for new elections of the Dynamic Income Benefit

Initial Income Percentages and Income Deferral Rates for new elections of the Dynamic Income Benefit and Initial Income Percentages below for additional Purchase Payments made when the benefit is in effect may be different from those shown below on or after July 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current rates.
Initial Income Percentages
The applicable Initial Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Dynamic Income Benefit, the benefit election form, is received in Good Order, according to the tables below:

Age	Single Percentage	Spousal Percentage
45	2.95%	2.60%
46	2.95%	2.60%
47	3.00%	2.65%
48	3.00%	2.65%
49	3.05%	2.70%
50	3.05%	2.70%
51	3.10%	2.75%
52	3.15%	2.80%
53	3.25%	2.90%
54	3.30%	2.95%
55	3.35%	3.00%
56	3.40%	3.05%
57	3.50%	3.15%
58	3.55%	3.20%

Age	Single Percentage	Spousal Percentage
59	3.65%	3.30%
60	3.70%	3.35%
61	3.80%	3.45%
62	3.90%	3.55%
63	3.95%	3.60%
64	4.05%	3.70%
65	4.15%	3.80%
66	4.25%	3.90%
67	4.40%	4.05%
68	4.50%	4.15%
69	4.65%	4.30%
70	4.75%	4.40%
71	4.90%	4.55%
72	5.05%	4.70%

Age	Single Percentage	Spousal Percentage
73	5.15%	4.80%
74	5.30%	4.95%
75	5.45%	5.10%
76	5.60%	5.25%
77	5.80%	5.45%
78	5.95%	5.60%
79	6.15%	5.80%
80	6.30%	5.95%
81	6.30%	5.95%
82	6.30%	5.95%
83	6.30%	5.95%
84	6.30%	5.95%
85	6.30%	5.95%
Income Deferral Rates
The applicable Income Deferral Rate at election of the Dynamic Income Benefit is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date we receive your Annuity application or benefit election form in Good Order, and then increases on certain Benefit Anniversaries according to the tables listed below:

Age on Benefit Issue Date or Benefit Anniversary	Income Deferral Rate Single Percentage	Income Deferral Rate Spousal Percentage
45 – 49	0.05%	0.05%
50 – 54	0.10%	0.10%
55 – 59	0.10%	0.10%
60 – 64	0.15%	0.15%
65 – 69	0.20%	0.20%
70 – 74	0.30%	0.30%
75 – 79	0.40%	0.40%
80+	0.45%	0.45%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between April 15, 2020 and May 14, 2020.
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after May 15, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.60% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.30%	2.80%
46	3.45%	2.95%
47	3.55%	3.05%
48	3.70%	3.20%
49	3.85%	3.35%
50	3.90%	3.40%
51	4.00%	3.50%
52	4.10%	3.60%
53	4.25%	3.75%
54	4.35%	3.85%
55	4.45%	3.95%
56	4.55%	4.05%
57	4.65%	4.15%
58	4.70%	4.20%

Age	Single Percentage	Spousal Percentage
59	4.80%	4.30%
60	4.90%	4.40%
61	5.00%	4.50%
62	5.10%	4.60%
63	5.25%	4.75%
64	5.35%	4.85%
65	5.45%	4.95%
66	5.50%	5.00%
67	5.55%	5.05%
68	5.55%	5.05%
69	5.60%	5.10%
70	5.65%	5.15%
71	5.75%	5.25%
72	5.80%	5.30%

Age	Single Percentage	Spousal Percentage
73	5.90%	5.40%
74	5.95%	5.45%
75	6.05%	5.55%
76	6.10%	5.60%
77	6.15%	5.65%
78	6.25%	5.75%
79	6.30%	5.80%
80	6.35%	5.85%
81	6.45%	5.95%
82	6.55%	6.05%
83	6.65%	6.15%
84	6.75%	6.25%
85	6.85%	6.35%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between April 1, 2020 and April 14, 2020.
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after April 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
6.50% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.20%	2.70%
46	3.35%	2.85%
47	3.45%	2.95%
48	3.60%	3.10%
49	3.75%	3.25%
50	3.80%	3.30%
51	3.90%	3.40%
52	4.00%	3.50%
53	4.15%	3.65%
54	4.25%	3.75%
55	4.35%	3.85%
56	4.45%	3.95%
57	4.55%	4.05%
58	4.60%	4.10%

Age	Single Percentage	Spousal Percentage
59	4.70%	4.20%
60	4.80%	4.30%
61	4.90%	4.40%
62	5.00%	4.50%
63	5.15%	4.65%
64	5.25%	4.75%
65	5.35%	4.85%
66	5.40%	4.90%
67	5.45%	4.95%
68	5.45%	4.95%
69	5.50%	5.00%
70	5.55%	5.05%
71	5.65%	5.15%
72	5.70%	5.20%

Age	Single Percentage	Spousal Percentage
73	5.80%	5.30%
74	5.85%	5.35%
75	5.95%	5.45%
76	6.00%	5.50%
77	6.05%	5.55%
78	6.15%	5.65%
79	6.20%	5.70%
80	6.25%	5.75%
81	6.35%	5.85%
82	6.45%	5.95%
83	6.55%	6.05%
84	6.65%	6.15%
85	6.75%	6.25%

The rates below apply to Purchase Payments made to Annuities with the Defined Income Benefit, and new elections of the Defined Income Benefit made between August 19, 2019 and March 31, 2020.
The Income Growth Rate and Income Percentages may be different than those listed below for Purchase Payments and new elections of the Defined Income Benefit made on or after April 1, 2020. Please visit www.PrudentialAnnuities.com/investor/prospectuses or work with your Financial Professional to confirm the most current Income Growth Rate and Income Percentages.
Income Growth Rate:
7.00% annually on a simple interest basis
Income Percentages
The applicable guaranteed Income Percentage is based on the attained age of the Designated Life (younger Spousal Designated Life for Spousal benefit) as of the date the Purchase Payment(s) or, for new elections of the Defined Income Benefit, the benefit election form, is received in Good Order, according to the tables listed below:

Age	Single Percentage	Spousal Percentage
45	3.85%	3.35%
46	4.00%	3.50%
47	4.10%	3.60%
48	4.25%	3.75%
49	4.40%	3.90%
50	4.45%	3.95%
51	4.55%	4.05%
52	4.65%	4.15%
53	4.80%	4.30%
54	4.90%	4.40%
55	5.00%	4.50%
56	5.10%	4.60%
57	5.20%	4.70%
58	5.25%	4.75%

Age	Single Percentage	Spousal Percentage
59	5.35%	4.85%
60	5.45%	4.95%
61	5.55%	5.05%
62	5.65%	5.15%
63	5.80%	5.30%
64	5.90%	5.40%
65	6.00%	5.50%
66	6.05%	5.55%
67	6.10%	5.60%
68	6.10%	5.60%
69	6.15%	5.65%
70	6.20%	5.70%
71	6.30%	5.80%
72	6.35%	5.85%

Age	Single Percentage	Spousal Percentage
73	6.45%	5.95%
74	6.50%	6.00%
75	6.60%	6.10%
76	6.65%	6.15%
77	6.70%	6.20%
78	6.80%	6.30%
79	6.85%	6.35%
80	6.90%	6.40%
81	7.00%	6.50%
82	7.10%	6.60%
83	7.20%	6.70%
84	7.30%	6.80%
85	7.40%	6.90%

APPENDIX D – FINANCIAL INTERMEDIARY VARIATIONS

This Appendix describes variations in the availability of Investment Options, Contract benefits, and other Contract features described in this prospectus – including restrictions, limitations, and other variations – which may apply depending on the investment advisor or broker-dealer through which the Contract is sold.

Broker-Dealer	Variation
Morgan Stanley	The Return of Adjusted Purchase Payments Death Benefit must be elected at issue.
Please note that there may be other variations not included in the Appendix or otherwise described in this prospectus. Variations may be imposed by some investment advisors or broker-dealers without our knowledge. For example, your financial professional may not recommend a particular Investment Option or Contract benefit to you because of a decision by the Financial Professional’s broker-dealer not to offer that investment option or benefit to its customers. We have identified all financial intermediary variations that are known or reasonably available to us.
However, taking into consideration the breadth of our distribution network, we cannot obtain information about any other financial intermediary variations without unreasonable effort or expense.
You should discuss with your financial professional any limitations, restrictions, or other variations related to the Investment Options, Contract benefits, or other Contract features available to you through your financial professional.
D-1

MAILING

This prospectus describes the important features of the Annuity and provides information about Pruco Life Insurance Company (“Pruco Life”, “we”, “our”, “the Company”, or “us”) and the Pruco Life Flexible Premium Variable Annuity Account (the Registered Separate Account).
We have filed with the Securities and Exchange Commission (“SEC”) a Statement of Additional Information (“SAI”) dated April 27, 2026 that includes additional information about the Annuity, Pruco Life and the Registered Separate Account. The SAI is incorporated by reference into this prospectus. The SAI is available from us, without charge, upon request. To request a copy of the SAI, to ask about your Annuity, or to make other investor inquiries, please call 1-888-PRU-2888.
We file periodic reports and other information about the Contract, the Registered Separate Account, and the Company as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102-3777

Edgar Contract Identifier: C000213042; C000264557	PMYROCKADVPROS

PRUDENTIAL MyRock ADVISOR VARIABLE ANNUITY
Flexible Premium Deferred Annuity
(“Annuity” or “Contract”)

STATEMENT OF ADDITIONAL INFORMATION: April 27, 2026
PRUCO LIFE INSURANCE COMPANY
(“Pruco Life”, “we”, “our”, the “Company”, or “us”)

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT
(the “Separate Account”)
THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE PROSPECTUS DATED April 27, 2026 CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES SERVICE CENTER, P.O. BOX 7960, PHILADELPHIA, PA 19176 OR TELEPHONE 1-888-PRU-2888. YOU MAY ACCESS THE PROSPECTUS ON OUR WEBSITE AT THE LINK(S) BELOW.

Prudential MyRock Advisor Variable Annuity: C000213042, C000264557	www.prudential.com/regdocs/PLAZ-MYROCK-STAT

1

GENERAL INFORMATION
Pruco Life Insurance Company
Pruco Life Insurance Company (“Pruco Life”) is a stock life insurance company organized in 1971 under the laws of the State of Arizona. It is licensed to sell life insurance and annuities in the District of Columbia, Guam and in all states except New York. Pruco Life is a wholly-owned subsidiary of The Prudential Insurance Company of America (“Prudential”), a New Jersey stock life insurance company that has been doing business since 1875. Prudential is a direct wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”), a New Jersey insurance holding company.
Pruco Life Flexible Premium Variable Annuity Account
We have established the Pruco Life Flexible Premium Variable Annuity Account (“the Registered Separate Account”), to hold the assets that are associated with the Annuities. The Registered Separate Account was established under Arizona law on June 16, 1995, and is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust, which is a type of investment company. The assets of the Registered Separate Account are held in the name of Pruco Life which is the issuer of the Annuity and the depositor of the Registered Separate Account. Values and benefits based on allocations to the Sub-accounts within the Registered Separate Account will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account.
SERVICE PROVIDERS
We conduct the bulk of our operations through staff employed by the Company or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed “service providers” under the Investment Company Act of 1940. The entities engaged by the Company may change over time. As of December 31, 2025, non-affiliated entities that could be deemed service providers to the Company in connection with the Contract and/or an affiliated insurer within the Company’s business unit consisted of those set forth in the table below.

Name of Service Provider	Services Provided	Address
Broadridge Investor Communication	Proxy services and regulatory mailings	51 Mercedes Way, Edgewood, NY, 11717
Docufree Corporation	Records management and administration of annuity contracts Mail receipt/Imaging, check deposits, pricing, ad hoc mailings.	10 Ed Preate Drive, Moosic PA, 18507
EXL Service Holdings, Inc	Administration of annuity contracts	350 Park Avenue, 10th Floor, New York, NY, 10022
Guidehouse	Claim-related services	1676 International Drive Suite 800, McLean, VA, 22102
National Financial Services	Clearing and settlement services for Distributors and Carriers.	900 Salem St, Smithfield, RI, 02917
Open Text, Inc	Fax Services	2440 Sand Hill Rd. Suite 302, Menlo Park, CA, 94025
PERSHING LLC	Clearing and settlement services for Distributors and Carriers.	One Pershing Plaza, Jersey City, NJ, 07399
The Depository Trust Clearinghouse Corporation	Clearing and settlement services for Distributors and Carriers.	570 Washington Boulevard, Jersey City, NJ, 07310
Thomson Reuters	Tax reporting services	3 Times Square, New York, NY, 10036
Universal Wilde	Composition, printing, and mailing of contracts and benefit documents	135 Will Drive, Canton, MA, 02021
2

CONTRACT ADJUSTMENTS
Market Value Adjustment Formula (“MVA Formula”) & Examples
Market Value Adjustment Formula For 6 or 12 Month DCA Market Value Adjustment Options
The Market Value Adjustment formula is applied separately to each DCA Market Value Adjustment Option to determine the Account Value of the DCA Market Value Adjustment Option on a particular date.
The Market Value Adjustment Factor applicable to the DCA Market Value Adjustment Options we make available under the 6 or 12 Month Dollar Cost Averaging Program is as follows:
The Market Value Adjustment factor is equal to:
[(1+I)/(1+J+K)](N/12)
where:

I	=
the Index Rate established at inception of a DCA Market Value Adjustment Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA Market Value Adjustment Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA Market Value Adjustment Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J	=
the Index Rate determined at the time the Market Value Adjustment calculation is needed, based on a CMT rate for the amount of time remaining in the DCA Market Value Adjustment Option. The amount of time will be based on the number of complete months remaining in the DCA Market Value Adjustment Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the Market Value Adjustment calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K	=	the Liquidity Factor, currently equal to 0.0025; and
N	=	the number of complete months remaining in the DCA Market Value Adjustment Option, rounded up to the nearest whole month.
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.
FORMULA FOR LONG-TERM MVA OPTIONS
The MVA formula is applied separately to each MVA Option to determine the Account Value on a particular date.
The MVA factor is equal to:
[(1+I)/(1+J+K)](N/12)
where:

I	=	the Crediting Rate for the MVA Option;
J	=	the rate for the remaining Guarantee Period, determined as decribed below;
K	=	the Liquidity Factor*, which is 0.0025; and
N	=	the number of months remaining in the Guarantee Period, rounded up to the nearest whole month.
*	For contracts issued in Connecticut, on or after August 20, 2012, the Liquidity Factor used in the MVA formula equals zero (0),
3

For the purposes of determining “J”,
Y	=	N/12
GP1	=	the smallest whole number of years greater than or equal to Y.
r1	=	the rate for Guarantee Periods of duration GP1, which will equal the Crediting Rate if the Guarantee Period duration is currently available.
GP2	=	the greatest whole number of years less than or equal to Y, but not less than 1.
r2	=	the rate for Guarantee Periods of duration GP2, which will equal the Crediting Rate if such Guarantee Period duration is currently available.
If we do not currently offer a Guarantee Period of duration GP1 or GP2, we will determine r1 and/or r2 by interpolating between the current rates of Guarantee Periods closest in duration. If we cannot interpolate because such a Guarantee Period is not available, then r1 and/or r2 will be equal to [(1) + (2) - (3)], where (1), (2), and (3) are defined as:

(1)	=	the current Treasury spot rate for GP1 or GP2, respectively, and
(2)	=	the current Crediting Rate for the next longer Guarantee Period duration available, and
(3)	=	the current Treasury spot rate for the next longer Guarantee Period duration available,
The term “current Treasury spot rate” means the rates at the time the Crediting Rates were last determined.
To determine “J”:
If Y is an integer and equal to a Guarantee Period duration that we currently offer, “J” is equal to the Crediting Rate associated with a Guarantee Period duration of Y years.
If Y is less than 1, then “J” = r2.
Otherwise, we determine “J” by interpolating between r1 and r2, using the following formula:

J	=	(r1 * (Y - GP2) + r2 * (GP1 - Y)) / (GP1 - GP2)
J is subject to the same Guaranteed Minimum Interest Rate as the Crediting Rate.
We reserve the right to waive the liquidity factor set forth above.
MVA Example For Long-Term MVA Options
The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

●	You allocate $100,000 into an MVA Option (we refer to this as the “Allocation Date” in these examples) with a Guarantee Period of 5 years (we refer to this as the “Maturity Date” in these examples).

●	The Crediting Rate associated with the MVA Option beginning on Allocation Date and maturing on Maturity Date is 2.50% (I = 2.50%).

●	You make no withdrawals or transfers until you decide to withdraw the entire MVA Option after exactly three (3) years, at which point 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA
Assume that at the time you request the withdrawal, the Crediting Rate associated with the fixed allocation maturing on the Maturity Date is 1.50% (J = 1.50%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+K)](N/12) = [1.025/1.0175][2]= 1.0148
Unadjusted Value	=	$107,689.06
Adjusted Account Value	=	Unadjusted Value x MVA Factor = $109,282.86

4

Example of Negative MVA
Assume that at the time you request the withdrawal, the Crediting Rate associated with the fixed allocation maturing on the Maturity Date is 3.50% (J = 3.50%). Based on these assumptions, the MVA would be calculated as follows:

MVA Factor	=	[(1+I)/(1+J+K)](N/12) = [1.025/1.0375][2]= 0.97605
Unadjusted Value	=	$107,689.06
Adjusted Account Value	=	Unadjusted Value x MVA Factor = $105,109.91
MVA FORMULA FOR 6 OR 12 MONTH DCA MVA OPTIONS
The MVA formula is applied separately to each DCA MVA Option to determine the Account Value on a particular date.
The Market Value Adjustment Factor applicable to the MVA Options under the 6 or 12 Month Dollar Cost Averaging Program is as follows:
The MVA factor is equal to:
[(1+I)/(1+J+K)](N/12)
where:

I	=
the Index Rate established at inception of a DCA MVA Option. This Index Rate will be based on a Constant Maturity Treasury (CMT) rate for a maturity (in months) equal to the initial duration of the DCA MVA Option. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to initiation of the DCA MVA Option. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

J	=
the Index Rate determined at the time the MVA calculation is needed, based on a CMT rate for the amount of time remaining in the DCA MVA Option. The amount of time will be based on the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month. This CMT rate will be determined based on the weekly average of the CMT Index of appropriate maturity as of two weeks prior to the date for which the MVA calculation is needed. The CMT Index will be based on “Treasury constant maturities nominal 12” rates as published in Federal Reserve Statistical Release H.15. If a CMT index for the number of months needed is not available, the applicable CMT index will be determined based on a linear interpolation of the published CMT indices;

K	=	the Liquidity Factor*, currently equal to 0.0025; and
N	=	the number of complete months remaining in the DCA MVA Option, rounded up to the nearest whole month.
*	For contracts issued in Connecticut or Ohio, the Liquidity Factor equals zero (0).
If the “Treasury constant maturities nominal 12” rates available through Federal Reserve Statistical Release H. 15 should become unavailable at any time, or if the rate for a 1-month maturity should become unavailable through this source, we will substitute rates which, in our opinion, are comparable.
We reserve the right to waive the Liquidity Factor.
PRINCIPAL UNDERWRITER/DISTRIBUTOR - PRUDENTIAL ANNUITIES DISTRIBUTORS, INC.
Prudential Annuities Distributors, Inc. (“PAD”), a wholly-owned subsidiary of Prudential Insurance Company of America, is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD may offer the Annuity through licensed insurance producers of unaffiliated broker-dealers. PAD acts as the distributor of a number of annuity and life insurance products and the AST Portfolios. PAD’s principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker/dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). PAD enters into distribution agreements with unaffiliated broker/dealers who are registered under the Exchange Act (collectively, “Firms”). Applications for the Annuities are solicited by registered representatives of the Firms. PAD utilizes a network of its own registered representatives to wholesale the Annuities to Firms. Because the Annuities offered through this prospectus are insurance products as well as securities, all registered representatives who sell the Annuities are also appointed insurance agents of Pruco Life.
5

With respect to all individual annuities issued by Pruco Life, PAD received commissions as follows: 2025: $692,004,270; 2024: $744,837,102; 2023: $541,213,133. PAD retained none of those commissions
In connection with the sale and servicing of the Annuities, Firms may receive cash compensation and/or non-cash compensation. Cash compensation includes discounts, concession, fees, service fees, commissions, asset based sales charges, loans, overrides, or any cash employee benefit received in connection with the sale and distribution of variable contracts. Non-cash compensation includes any form of compensation received in connection with the sale and distribution of variable contracts that is not cash compensation, including but not limited to merchandise, gifts, travel expenses, meals and lodging.
Under the selling agreements, cash compensation in the form of commissions is paid to Firms on sales of the Annuities according to one or more schedules. The selling registered representative will receive all or a portion of the cash compensation, depending on the practice of his or her Firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 2.0% for the Advisor Series. Please note that third party financial professionals who charge an Advisory Fee for their services are not paid additional commission amounts. Alternative compensation schedules are available that generally provide a lower initial commission plus ongoing quarterly compensation based on all or a portion of Account Value. We may also provide cash compensation to the distributing Firm for providing ongoing service to you in relation to the Annuities. These payments may be made in the form of percentage payments based upon “Assets under Management” or “AUM,” (total assets), subject to certain criteria in certain Pruco Life products. These payments may also be made in the form of percentage payments based upon the total amount of money received as Purchase Payments under Pruco Life annuity products sold through the Firm.
In addition, in an effort to promote the sale of our products (which may include the placement of Pruco Life and/or the Annuities on a preferred or recommended company or product list and/or access to the Firm’s registered representatives), we, or PAD, may enter into non-cash compensation arrangements with certain Firms with respect to certain or all registered representatives of such Firms under which such Firms may receive fixed payments or reimbursement. These types of fixed payments are made directly to or in sponsorship of the Firm and may include, but are not limited to payment for: training of sales personnel; marketing and/or administrative services and/or other services they provide to us or our affiliates; educating customers of the firm on the features of the Annuities; conducting due diligence and analysis; providing office access, operations, systems and other support; holding seminars intended to educate registered representatives and make them more knowledgeable about the Annuities; conferences (national, regional and top producer); sponsorships; speaker fees; promotional items; a dedicated marketing coordinator; priority sales desk support; expedited marketing compliance approval and preferred programs to PAD; and reimbursements to Firms for marketing activities or other services provided by third-party vendors to the Firms and/or their registered representatives. To the extent permitted by FINRA rules and other applicable laws and regulations, we or PAD may also pay or allow other promotional incentives or payments in other forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of due diligence events). Under certain circumstances, Portfolio advisors/subadvisors or other organizations with which we do business (“Entities”) may also receive incidental non-cash compensation, such as meals and nominal gifts. The amount of this non-cash compensation varies widely because some may encompass only a single event, such as a conference, and others have a much broader scope.
Cash and/or non-cash compensation may not be offered to all Firms and Entities and the terms of such compensation may differ between Firms and Entities. In addition, we or our affiliates may provide such compensation, payments and/or incentives to Firms or Entities arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by different Prudential business units.
The lists below include the names of the Firms and Entities that we are aware (as of December 31, 2025) received compensation with respect to our annuity business generally during 2025 (or as to which a payment amount was accrued during 2025). The Firms and Entities listed include those receiving non-cash and/or cash compensation (as indicated below) in connection with marketing of products issued by Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Your registered representative can provide you with more information about the compensation arrangements that apply upon request. Each of these Annuities also is distributed by other selling Firms that previously were appointed only with our former affiliate Prudential Annuities Life Assurance Corporation (“PALAC”) now known as Fortitude Life Insurance & Annuity Company (“FLIAC”). Such other selling Firms may have received compensation similar to the types discussed above with respect to their sale of PALAC annuities. In addition, such other selling Firms may, on a going forward basis, receive substantial compensation that is not reflected in this 2025 retrospective depiction. During 2025, non-cash compensation received by Firms and Entities ranged from $19.20 - $1,183,488.83. During 2025, cash compensation received by Firms ranged from $1.50 - $31,403,206.30.
All of the Firms and Entities listed below received non-cash compensation during 2025. In addition, Firms in bold also received cash compensation during 2025.

AE Financial Services
AFS Securities, LLC
AGP - Alliance Global Partners
Alera Group
Alerus

Alexander Capital
Alliance Bernstein, L.P.
Allred Wealth Management
Allstate Financial Srvcs, LLC
Ambassador Wealth Management

American Strategic Advisors
Ameriprise Financial, Inc.
Ameritas Investment Corp.
AMUNI Financial, Inc.
Anderson Financial Services
6

Arete Wealth Management
Arkadios Capital LLC
Ascent Wealth Partners
Assured Partners
Atria Network
Ausdal Financial Partners, Inc.
Avantax Investment Services
B. Riley Wealth Management inc.
Bancwest Investment Srvcs, Inc
Bankers Life
BCG Securities, Inc.
BDOPS
Beaconsfield Financial Services
Benchmark Financial Wealth Advisors, LLC
Benjamin F. Edwards & Company, Inc.
Berthel Fisher & Company
BMO Capital Markets Corp
Bowers Digmann Financial
Bridgehaven Financial
Brighthouse Financial
Brooklight Place Securities, Inc.
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Canandaguia Bank
Cantella & Co., Inc.
Capital Investment Group, Inc.
Capital Synergy Partners
Capital Wealth Partners Inc
Capitol Securities Management, Inc.
Carlson Financial Group
Carlton & Associates, Inc.
Cassidy & Company
Centaurus Financial, Inc.
Century Financial & Insurance Services
Cetera Advisor Network LLC
CFD Investments
Chelsea Financial
Citigroup Global Markets Inc.
Citizens Securities, Inc.
Claricity Wealth & Planning
Clark Capital Management Group
Coastal One
Commonwealth Financial Network
Compak Securities

Concorde Investment Services, LLC
Concourse Financial Group Securities Inc
Cooley & Labas Financial Advisors
Copper Financial
Cornerstone Financial Services
Creativeone
CRUMP
CUNA Brokerage Svcs, Inc.
CUSO Financial Services, L.P.
CW Securities
Cypress CU
D.A. Davidson
David Lerner and Associates
Dawson & Bertran Investment Advisors
DayMark Wealth Partners
Delaware Life
DFPG Investments LLC
Dimensional Fund Advisors Ltd
Discipline Advisors
Due Diligence Works
DWS
EBH Securities
Edward Jones & Co.
Emerson Equity LLC
Empower Credit Union
Envestnet
Equitable Advisors, LLC
Equity Services, Inc.
ESL Investment Services
Excel Securities & Assoc.
Feldman Financial Group
FID X
Fidelity Investments
Fifth Third Bank
Financial Focus Group
Financial Security Management, Inc
First Asset Financial
First Heartland Capital, Inc.
Fortune Financial Services, Inc.
Franklin Templeton
Frontier Asset
Frost Brokerage Services Inc
Garden State Securities, Inc.
Geneos Wealth Management, Inc.
Glass Financial Advisors

GLOBALINK SECURITIES, INC.
Goldberg, Clouse & Edgell, LLC
Goldman Sachs
Gradient Securities, LLC
Great America
Grove Point Investments
Guardian Wealth Strategies, LLC
GWN Securities, Inc.
Halley-Dodson Insurance
Halliday Financial LLC
Hantz Financial Services, Inc.
HARBOR FINANCIAL SERVICES LLC
Hazard & Siegel, Inc.
Hilltop Securities Inc.
Horan
Horizon Financial Resources, LLC
Hornor, Townsend & Kent, Inc.
Hudson Valley Credit Union
Hunter Insurance & Financial Services
Huntleigh Securities
IBN Financial Services, Inc.
iCapital
Income & Asset Advisory
Independence Capital Co. Inc
Independent Financial Grp, LLC
Infinity Wealth Management
Innovation Partners
Intervest
Invesco
J.W. Cole Financial, Inc.
J.P. Morgan
Jackson National Life
Janney Montgomery Scott, LLC.
Jennison Associates
Kestra Financial, Inc.
Key Investment Services LLC
Kingswood Capital Management
Kneeland Advisors
Kovack Securities, Inc.
Kress Financial
Larson Financial Securities
LaSalle St. Securities LLC
LAX and Company
Lebenthal Wealth Advisors, LLC
Leigh Baldwin & Company, LLC
7

LEXVO Wealth Mgmt
Lifemark Corporation
Lincoln Investment Planning
Lion Street
LM Kohn
LPL Financial Corporation
Lyons Bank
M Holdings Securities, Inc
M&T Securities
Madison Advisors
Madison Avenue Securities
MAP Estate Planning
Mehta & Associates
Mercer Allied Company L.P.
Merrill Lynch
MFS Investment Management
MML Investors Services, Inc.
Moloney Securities
Money Concepts Capital Corp.
Morgan Stanley Smith Barney
Morris Group
Mutual of Omaha Insurance Company
Mutual Securities, Inc
NACK
National Securities Corp.
Nations Financial Group, Inc.
Nationwide Planning Associates
NBC Securities
NBT Bank
Neuberger Berman
Newbridge Securities
Next Financial Group, Inc.
North Ridge Wealth Planning LLC
North Star Consultants, Inc.
Northeast Financial Network
NORTHLAND SECURITIES INC
NORTHWESTERN MUTUAL INVESTMENT SERVICES LLC
O.N. Equity
Oberlin Marketing Inc
Octavia
OMNI FINANCIAL SECURITIES
OneAmerica Securities, Inc.

ONESCO
OPPENHEIMER & CO, INC.
Osaic Institutions
OSAIC Wealth
Packerland Brokerage Svcs, Inc
Park Avenue Securities, LLC
Parkland Securities
Peak Brokerage Services
Pinnacle Investments, LLC
Planmember Securities Corporation
PNC Investments, LLC
Premier Financial Network
Premier Securities of America Inc.
Prime Financial Services
Principal Securities, Inc.
Private Client Services, LLC
Prospera Financial Services, Inc
Purshe Kaplan Sterling Investments
Q6 Advisors, Inc.
Queen City
Ranu Insurance Agency Inc
Raymond James Financial Svcs
RBC CAPITAL MARKETS CORPORATION
Regal Securities, Inc.
Regions Bank
Regulus Financial Group
Rehmann Financial
Ridgewood Wealth Management LLC
Riegel Financial
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Rundahl Financial Consultants
Sage Rutty & Co. Inc.
Saltzman Associates
Sanctuary Securities
Saxony Securities, Inc.
Scarborough Capital Management
Securities Management & Research, Inc.
Sigma Financial Corporation
Signature Financial Group
Silver Oak Securities Inc
Skyline
Steele Wealth Management, Inc.

Step Stone Group
Stifel Nicolaus & Co.
Stonex Securities
Strategic Fin Alliance Inc
Strategic Wealth Management Group, LLC
Strellner Financial Group
Summit Financial Group
T. Rowe Price Group, Inc.
TFS Securities, Inc.
The Investment Center
The Leaders Group
The O.N. Equity Sales Co.
The Tschetter Group
The Windmill Group
Tim Hall Financial Services
Tompkins Bank
Town & Country Wealth Management
TransAmerica Financial Advisors, Inc.
Travis Financial Services LLC
TruChoice Financial
TrueBlue Financial
Truist Investment Services Inc.
TRUSTMONT FINANCIAL GROUP, INC.
Truvium Wealth Management, LLC
UBS Financial Services, Inc.
United Planners Fin. Serv.
US Bank
US Bank Advisors
USA Financial Securities Corp.
VALIC FINANCIAL ADVISORS, INC.
Valmark Securities
Valued Capital Advisors
Vanderbilt Securities Inc
VANDERBILT SECURITIES LLC
Vesta Wealth Advisors
Vestech Securities, Inc.
VOYA Financial Advisors
Wellington Management
Wells Fargo Advisors LLC
WELLS FARGO ADVISORS LLC - WEALTH
WesBanco Securities Inc.
Western International Securities, Inc.
Winslow Evans and Crocker
8

You should note that Firms and individual registered representatives and branch managers with some Firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you or to the Separate Account. Cash and non-cash compensation varies by annuity product, and such differing compensation could be a factor in which annuity a financial professional recommends to you. Your registered representative can provide you with more information about the compensation arrangements that apply upon request.
MISSTATEMENT OF AGE OR SEX
If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit is based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.
FINANCIAL STATEMENTS
The financial statements of Pruco Life Flexible Premium Variable Annuity Account are incorporated into this Statement of Additional Information by reference to the latest financial statements on Form N-VPFS for the Pruco Life Flexible Premium Variable Annuity Account as filed with the SEC on April 20, 2026. The consolidated financial statements of Pruco Life Insurance Company are incorporated by reference to its annual report for the year ending December 31, 2025 on Form 10-K as filed with the SEC on March 6, 2026. Such financial statements have been audited by PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm. PwC’s principal business address is 300 Madison Avenue, New York, NY 10017-6204.
9

PART C
333-230983; 333-288855
OTHER INFORMATION
ITEM 27. EXHIBITS:

(a)
Resolution of the Board of Directors of Pruco Life Insurance Company establishing the Pruco Life Flexible Premium Variable Annuity Account. Incorporated by reference to Form N-4, Registration No. 033-61125, filed July 19, 1995 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(b)	Not Applicable.
(c)(1)
Distribution and Principal Underwriting Agreement by and among Pruco Life Insurance Company (Depositor) and Prudential Annuities Distributors, Inc. “PAD” (Underwriter). Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-288855, filed August 5, 2025 on behalf of Pruco Life Insurance Company.

(2)
Specimen Affiliated Insurer Amendment to Selling Agreement. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)
List of Broker Dealers selling under original Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)
List of Broker Dealers that executed Amendment to Selling Agreement. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-162673, filed April 19, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(d)(1)
Individual Flexible Premium Deferred Variable Annuity Contract (ICC19-P-VA/IND (6/19)) and schedule pages (ICC19-P-VA/IND-DCD (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)
Lifetime Income Rider (ICC19-P-RID-LI (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)
Lifetime Income Schedule Supplement (ICC19-P-SCH-LI (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)
Return of Adjusted Purchase Payments Death Benefit Rider (ICC19-P-RID-ROP (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)
Return of Adjusted Purchase Payments Death Benefit Schedule Supplement (ICC19-P-SCH-ROP (6/19)). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)
Individual Retirement Annuity Endorsement P-END-IRA (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(7)
Roth Individual Retirement Annuity Endorsement P-END-ROTH (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(8)
Beneficiary Individual Retirement Annuity Endorsement P-END-IRABEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(9)
Beneficiary Roth Individual Retirement Annuity Endorsement P-END-ROTHBEN (02/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(10)
403(b) Annuity Endorsement (P-END-403 (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(11)
Beneficiary Annuity Endorsement P-ENDBENE (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(12)
Market Value Adjustment Option Rider P-RID-MVA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(13)
Market Value Adjustment Option Schedule Supplement P-SCH-MVA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(14)
Dollar Cost Averaging Program Rider P-RID-DCA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(15)
Dollar Cost Averaging Program Schedule Supplement P-SCH-DCA (2/10). Incorporated by reference to Form N-4, Registration No. 333-162673, as filed October 26, 2009 on behalf of the Pruco Life Flexible Premium Variable Annuity Account.

(16)
Form of Fund Access Charge Rider (P-RID-FAC (9/19)). Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(17)
Variable Income Benefit Rider (P-RID-LW (11/19)). Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-230983, filed April 3, 2020 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(18)
Variable Income Benefit Schedule Supplement (P-SCH-LW (11/19)). Incorporated by reference to Post-Effective Amendment No. 6 to Registration No. 333-230983, filed April 3, 2020 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(19)
Continuation by a Retirement Account holding the Annuity for the benefit of the spouse of the Annuitant subsequent to the Annuitant’s death Entity Continuation Endorsement (P-END-ENT(9/06)). Filed Herewith.

(e)(1)
Application for MyRock Advisor Individual Variable Annuity (P-VA-APP (2/22)). Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-230983, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)
Application for MyRock Advisor Individual Variable Annuity (ICC22-P-VA-APP(2/22). Incorporated by reference to Post-Effective Amendment No. 18 to Registration No. 333-230983, filed April 4, 2023 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(f)(1)
Articles of Incorporation of Pruco Life Insurance Company, as amended through October 19, 1993. Incorporated by reference to Post-Effective Amendment No. 40 to Registration Statement 002-89558, filed April 21, 2009, on behalf of the Pruco Life Variable Appreciable Account.

(2)
By-laws of Pruco Life Insurance Company, as amended through May 6, 1997. Incorporated by reference to Registration Statement 002-89558, filed April 21, 2009 on behalf of the Pruco Life Variable Appreciable Account.

(g)
Combination Coinsurance and Modified Coinsurance Agreement between Pruco Life Insurance Company and Prudential Annuities Life Assurance Corporation (portions redacted). Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(h)(1)
AST Fund Participation Agreement dated May 1, 2005, as amended and restated June 8, 2005, by and among Pruco Life Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration No. 333-162673, filed February 4, 2010 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(2)
Amendment effective as of February 25, 2013 to Fund Participation Agreement between Advanced Series Trust, Prudential Investments LLC, AST Investment Services, Inc., Prudential Annuities Distributors, Inc., Prudential Investment Management Services LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-184887, filed April 15, 2013, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(3)
Fund Participation Agreement dated May 1, 2005, by and among Pruco Life Insurance Company, The Prudential Series Fund, Inc., Prudential Investments LLC, and Prudential Investment Management Services LLC. Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement No. 333-184888, filed April 5, 2018, on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(4)
Fund Participation Agreement dated October 1, 2019 among Legg Mason Partners Variable Equity Trust, Legg Mason Partners Variable Income Trust, Legg Mason Investors Services, LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(5)
First Amendment to Fund Participant Agreement effective as of October 15, 2019, by and among BlackRock Variable Series Funds, Inc., BlackRock Investments, LLC, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(6)
3rd Amendment to Participation Agreement effective as of October 1, 2019, by and among Variable Insurance Products Fund, Variable Insurance Products Fund II, Variable Insurance Products Fund III, Variable Insurance Products Fund IV, Variable Insurance Products Fund V, Fidelity Distributors Corporation and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(7)
Participation Agreement dated September 30, 2019, by and among DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP, DFA Securities LLC and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(8)
Amendment No. 9 dated October 1, 2019, to Participation Agreement by and among MFS Variable Insurance Trust, MFS Variable Insurance Trust II, MFS Variable Insurance Trust III, MFS Fund Distributors, Inc. and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(9)
Fund Participation Agreement dated October 9, 2019, among American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, American Funds Insurance Series and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 1 to Registration No. 333-230983, filed October 17, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(10)
Shareholder Information Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration No. 333-230983, filed August 1, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(11)
Fund Participation Agreement made and entered into as of the 19th day of November, 2019 among Vanguard Variable Insurance Fund and The Vanguard Group, Inc. and Vanguard Marketing Corporation and Pruco Life Insurance Company. Incorporated by reference to Post-Effective Amendment No. 3 to Registration No. 333-230983, filed December 19, 2019 on behalf of Pruco Life Flexible Premium Variable Annuity Account.

(i)	Not Applicable
(j)	Not Applicable
(k)	Opinion of Counsel. Filed Herewith.
(l)	Written Consent of Independent Registered Public Accounting Firm. Filed Herewith.
(m)	Not Applicable.
(n)	Not Applicable.
(o)	Not Applicable.
(p)	Powers of Attorney: Reshma V. Abraham, Markus Coombs, Alan M. Finkelstein, Scott E. Gaul, Bradley O. Harris, and Salene Hitchcock-Gear. Filed Herewith.
(q)	Not Applicable.
(r)	Not Applicable.

(101)(SCH XBRL)	Taxonomy Extension Schema
(101)(DEF XBRL)	Taxonomy Extension Definition Linkbase
(101)(LAB XBRL)	Taxonomy Extension Label Linkbase
(101)(PRE XBRL)	Taxonomy Extension Presentation Linkbase

ITEM 28. DIRECTORS AND OFFICERS OF THE INSURANCE COMPANY:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITION AND OFFICES WITH INSURANCE COMPANY
Reshma V. Abraham 213 Washington Street Newark, New Jersey 07102	Director and Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director, Chief Accounting Officer, Chief Financial Officer, and Vice President
Alan M. Finkelstein 751 Broad Street Newark, New Jersey 07102	Director and Treasurer
Scott E. Gaul One Corporate Drive Shelton, Connecticut 06484	Director, President and Chief Executive Officer
Bradley O. Harris 751 Broad Street Newark, New Jersey 07102	Director
Salene Hitchcock-Gear 213 Washington Street Newark, New Jersey 07102	Director
Daniel T. McNulty 600 Office Center Drive, Apex Office Park Fort Washington, Pennsylvania 19034	Chief Compliance Officer, Variable Life & Variable Annuities Registered Separate Accounts
Karen M. Sills 280 Trumbull Street Hartford, Connecticut 06103	Chief Legal Officer, Vice President and Secretary
Matthew Silver 213 Washington Street Newark, New Jersey 07102	Chief Actuary and Senior Vice President
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INSURANCE COMPANY OR THE REGISTERED SEPARATE ACCOUNT:
The Registered Separate Account may be deemed to be under common control (or where indicated, identical to) the following separate accounts that are sponsored either by Pruco Life Insurance Company (“Pruco Life”) or an insurer that is an affiliate of Pruco Life: The Prudential Discovery Premier Group Variable Contract Account, The Prudential Variable Appreciable Account, The Prudential Individual Variable Contract Account, The Prudential Variable Contract Account GI-2, The Prudential Qualified Individual Variable Contract Account, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Annuity Contract Account (separate accounts of Prudential); the Pruco Life Flexible Premium Variable Annuity Account; the Pruco Life PRUvider Variable Appreciable Account; the Pruco Life Variable Universal Account, the Pruco Life Variable Insurance Account, the Pruco Life Variable Appreciable Account, the Pruco Life Single Premium Variable Life Account, the Pruco Life Single Premium Variable Annuity Account (separate accounts of Pruco Life); the Pruco Life of New Jersey Flexible Premium Variable Annuity Account; the Pruco Life of New Jersey Variable Insurance Account, the Pruco Life of New Jersey Variable Appreciable Account, the Pruco Life of New Jersey Single Premium Variable Life Account, and the Pruco Life of New Jersey Single Premium Variable Annuity Account (separate accounts of Pruco Life Insurance Company of New Jersey (“Pruco Life of New Jersey”)). Pruco Life, a life insurance company organized under the laws of Arizona, is a direct wholly-owned subsidiary of The Prudential Insurance Company of America and an indirect wholly-owned subsidiary of Prudential Financial, Inc. Pruco Life of New Jersey, a life insurance company organized under the laws of New Jersey, is a direct wholly-owned subsidiary of Pruco Life, and an indirect wholly-owned subsidiary of Prudential Financial, Inc.
The subsidiaries of Prudential Financial Inc. (“PFI”) are listed under Exhibit 21.1 of the Annual Report on Form 10-K of PFI (Registration No. 001-16707), filed on February 12, 2026, the text of which is hereby incorporated by reference. In addition to those subsidiaries, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential’s Gibraltar Fund, Inc. is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940 (the “Act”). The separate accounts listed above are registered as unit investment trusts under the Act. The Registered Separate Account may also be deemed to be under common control with The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Account Contract Account-11, (separate accounts of The Prudential Insurance Company of America which are registered as open-end, diversified management investment companies).
ITEM 30. INDEMNIFICATION:
Pruco Life Insurance Company (“Pruco Life”), in conjunction with certain of its affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of Pruco Life, or who is or was serving at the request of Pruco Life as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
Arizona, the state of organization of Pruco Life, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of Arizona law permitting indemnification can be found in Section 10-850 et. seq. of the Arizona Statutes Annotated. The text of Pruco Life’s By-law, Article VIII, which relates to indemnification of officers and directors, is incorporated by reference to Exhibit 3(ii) to its form 10-Q filed August 15, 1997.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of Pruco Life pursuant to the foregoing provisions or otherwise, Pruco Life has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Pruco Life of expenses incurred or paid by a director, officer or controlling person of Pruco Life in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Pruco Life will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
ITEM 31. PRINCIPAL UNDERWRITERS:
(a) Prudential Annuities Distributors, Inc. (PAD)
PAD serves as principal underwriter for variable annuities issued by various insurance companies. The separate accounts of those insurance companies, through which the bulk of the variable annuities are issued, are the Pruco Life Flexible Premium Variable Annuity Account, the Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Qualified Individual Variable Contract Account, The Prudential Individual Variable Contract Account, Prudential’s Annuity Plan Account, Prudential’s Investment Plan Account, and Prudential’s Annuity Plan Account-2. In addition, PAD serves as principal underwriter for variable annuities issued by Fortitude Life Insurance & Annuity Company and its Fortitude Life Insurance & Annuity Company Variable Account B.
(b) Information concerning the directors and officers of PAD is set forth below:

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Suzanne Amari One Corporate Drive Shelton, Connecticut 06484	Director
Kevin M. Brayton 280 Trumbull Street Hartford, Connecticut 06103	Senior Vice President and Director
Tracey Carroll One Corporate Drive Shelton, Connecticut 06484	President and Director
Jessica Conley 600 Office Center Drive Apex Office Park Fort Washington, Pennsylvania 19034	Vice President
Markus Coombs 655 Broad Street Newark, New Jersey 07102	Director
Scott P. Haggerty One Corporate Drive Shelton, Connecticut 06484	Chairman, Chief Executive Officer and Director
Tiffany Khan 751 Broad Street Newark, New Jersey 07102	Anti-Money Laundering Officer
Donald Mallavia One Corporate Drive Shelton, Connecticut 06484	Director
Shane T. McGrath One Corporate Drive Shelton, Connecticut 06484	Chief Compliance Officer and Vice President
Frank Papasavas 655 Broad Street Newark, New Jersey 07102	Treasurer

NAME	POSITIONS AND OFFICES WITH UNDERWRITER
Robert P. Smit 751 Broad Street Newark, New Jersey 07102	Chief Financial Officer and Controller
Jordan Thomsen 751 Broad Street Newark, New Jersey 07102	Chief Legal Officer and Secretary
(c) Commissions received by PAD during 2025 with respect to all individual annuities issued by Pruco Life.

NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	COMPENSATION
Prudential Annuities Distributors, Inc.*	$692,004,270	$-0-	$-0-	$-0-
*	PAD did not retain any of these commissions.
ITEM 31A. INFORMATION ABOUT CONTRACTS WITH INDEX-LINKED OPTIONS AND FIXED OPTIONS SUBJECT TO A CONTRACT ADJUSTMENT:
(a) As of December 31, 2025:

Name of the Contract	Number of Contracts Outstanding	Total Value Attributable to the Index-Linked Option and/or Fixed Option subject to an Adjustment	Number of Contracts Sold During the Prior Calendar Year	Gross Premiums Received During the Prior Calendar Year	Amount of Contract Value Redeemed During the Prior Calendar Year	Combination Contract
Prudential MyRock Advisor	447	$291,109.54	10	$4,430,421.00	-$30,854,397.00	Yes
(b) Not Applicable.
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS:
Provided in the Registered Separate Account’s most recent report on Form N-CEN.
ITEM 33. MANAGEMENT SERVICES:
None.
ITEM 34. FEE REPRESENTATION AND UNDERTAKINGS:
With regard to the offering of the Variable Options, the Company hereby represents that the fees and charges deducted under the contracts described in this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.
With regard to the offering of the Market Value Adjustment Options under this registration statement, the Company undertakes:

(1)	To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act; and

(2)	That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark and State of New Jersey on this 20th day of April 2026.

PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT (REGISTERED SEPARATE ACCOUNT)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
PRUCO LIFE INSURANCE COMPANY (INSURANCE COMPANY)
By:	Scott E. Gaul*
Scott E. Gaul President and Chief Executive Officer
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE
Reshma V. Abraham* Reshma V. Abraham	Director and Vice President	April 20, 2026
Markus Coombs* Markus Coombs	Chief Financial Officer, Chief Accounting Officer, Vice President and Director	April 20, 2026
Alan M. Finkelstein* Alan M. Finkelstein	Director and Treasurer	April 20, 2026
Scott E. Gaul* Scott E. Gaul	Director, President and Chief Executive Officer	April 20, 2026
Bradley O. Harris* Bradley O. Harris	Director	April 20, 2026
Salene Hitchcock-Gear* Salene Hitchcock-Gear	Director	April 20, 2026

By:	/s/ Elizabeth L. Gioia
Elizabeth L. Gioia
*	Executed by Elizabeth L. Gioia on behalf of those indicated pursuant to Power of Attorney.